                                                                    EXHIBIT 10.1

                                                                       (Florida)

                       ASSIGNMENT AND ASSUMPTION OF LEASE
                          AND OTHER OPERATIVE DOCUMENTS

     This Assignment and Assumption of Lease and other Operative Documents (this "Assignment") is made and entered into as of this 25th day of June, 2001, by and among Equifax Inc., a Georgia corporation ("Assignor"), Certegy Inc., a Georgia corporation formerly known as Equifax PS, Inc. ("Assignee"), Prefco VI Limited Partnership, a Connecticut partnership (the "Lessor"), Atlantic Financial Group, Ltd., a Texas limited partnership ("AFG"), SunTrust Bank, a Georgia banking corporation, as Agent (the "Agent") and as Lender (the "Lender").

                                    RECITALS:

     A. Assignor, the Lessor, AFG, the Lender and the Agent are parties to that certain Master Agreement dated as of December 30, 1999 (as heretofore amended from time to time, the "Master Agreement") relating to the lease of a property in Florida to Assignor by Lessor pursuant to the Lease Agreement dated as of December 30, 1999 (as heretofore amended from time to time, the "Lease") between the Lessor and Assignor. Assignor provided its Guaranty dated as of December 30, 1999 (the "Operative Guaranty") in favor of the Lessor, the Agent and the Lease Participant. The Lender has provided funding to the Lessor in connection with the Operative Documents pursuant to the Loan Agreement dated as of December 30, 1999 (as heretofore amended from time to time, the "Loan Agreement", and together with the Master Agreement, the Lease, the Operative Guaranty and certain other documents are the Operative Documents as defined in the Master Agreement) among the Lessor, the Agent and the Lease Participant. Capitalized terms not otherwise defined herein are used herein as defined in the Master Agreement.

     B. The Lease relates to the Land described on Exhibit A hereto and any Building and other improvements thereon and including the Lessor's benefits and rights under the Honeywell Lease (the "Leased Property"). The Lease was recorded on January 3, 2000 in the Pinellas County, Florida Off. Rec. Book 10772 Pages 1833 to 1910.

     C. In connection with a special distribution (the "Spin-Off") by Assignor of all of the shares of Assignee declared June 11, 2001 with a record date of June 27, 2001 and agreed distribution date of July 7, 2001, Assignor is directly or indirectly transferring to Assignee all of Assignor's right, title and interest in and to all of the material assets of Assignor's payment services business (the "Property"), substantially as described in that certain registration statement on Form 10 filed by Assignee with the Securities and Exchange Commission on April 3, 2001, as amended on May 18, 2001 and June 11, 2001 ("Form 10 Filing").

     D. In connection with the aforesaid transfer of the Property, (i) Assignor desires to assign to Assignee all of Assignor's right, title and interest as Lessee in and to the Lease and the other Operative Documents, and (ii) Assignee desires to accept such assignment and to assume, and agrees to perform, subject to the terms and conditions hereof, all of Assignor's duties, obligations and liabilities as Lessee under the Operative Documents.

     NOW THEREFORE, for and in consideration of the mutual premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor, Assignee, the Lessor, the Agent and the Lease Participant hereby agree as follows:

     1. Effective as of the "Effective Time", as defined in the Distribution Agreement Plan of Reorganization and Distribution included in the Form 10 Filing (the "Distribution Agreement"), Assignor does hereby sell, assign, convey and transfer all of its right, title and interest as Lessee in and to the Lease and the other Operative Documents to Assignee.

     2. Assignee hereby accepts the foregoing assignment and assumes and agrees to perform, subject to the terms and conditions hereof, all of Assignor's duties, obligations, and liabilities as Lessee under the Lease and the other Operative Documents, whenever arising.

     3. Assignor agrees to indemnify Assignee, and Assignee agrees to indemnify Assignor with respect to matters relating to the Lease and the other Operative Documents in accordance with the Distribution Agreement between such parties related to the Spin-Off.

     4. Assignor shall have no further duty or obligation under the Operative Documents (including, without limitation, the Operative Guaranty) and Assignor shall be released from all duties and obligations thereunder upon the effectiveness of this Assignment pursuant to Section 7 hereof.

     5. The parties hereto hereby agree that the consummation of the transactions contemplated by the Form 10 Filing (including the assignment of the Operative Documents contemplated hereby) shall not constitute a default or breach of any of the obligations of the respective parties to the Operative Documents. The parties hereto further acknowledge that the Assignee and certain of its subsidiaries are now, or will hereafter become, obligated under the following credit facilities, and agree that the incurrence and performance of such obligations shall not constitute a default or breach of any of the obligations of the respective parties to the Operative Documents:

     (i) Revolving credit facilities in an aggregate amount of up to $400,000,000 with SunTrust Bank, as the initial agent thereunder, as the same may be amended, restated or refinanced from time to time; and

     (ii) Revolving credit facilities in an aggregate amount of up to $180,000,000 with First Union National Bank (or such other lender as selected by Assignee), as the same may be amended, restated or refinanced from time to time.

     6. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and the provisions hereof are solely for the benefit of the parties hereto and their respective successors and assigns and not any other person; and, without limiting the generality of the foregoing, no other person shall be deemed to be a third party beneficiary hereof or shall have any right or remedy hereunder or with respect to any provision hereof.

     7. This Assignment shall be effective with respect to the Assignor, the Assignee, the Lessor, the Agent and the Lease Participant as of the Effective Time. Notwithstanding the foregoing, the release of Assignor hereunder pursuant to Section 4 shall be conditioned on the execution and delivery of the following documents by the respective parties thereto no later than July 31, 2001, and Assignor and Assignee will provide the same as indicated below:

          (a) Assignee's Resolutions and Incumbency Certificate, etc. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of the Assignee, attaching and certifying as to (i) the Board of Directors' or other authorizing resolution duly authorizing the execution, delivery and performance by it of this Assignment, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation, (iv) its by-laws and (v) the Distribution Agreement, and (y) good standing certificates for the Assignee from the appropriate offices of the States of such Person's incorporation and principal place of business.

          (b) Evidence of Insurance. The Lessor and the Agent shall have received from the Assignee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lender as additional insured or loss payee with respect to such insurance), in form and substance reasonably satisfactory to the Lessor and the Agent.

          (c) UCC Financing Statement; Recording Fees; Transfer Taxes. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and UCC-2 financing statement to be filed with the Secretary of State of Florida (or other appropriate filing office) and Pinellas County, Florida, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to protect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of this Assignment.

          (d) Opinion. The opinions of the general counsel and the special counsel for the Assignee in the forms attached hereto as Exhibits B and C, respectively, with such changes thereto as may be satisfactory to the Lessor and the Agent.

          (e) Confirmation. The confirmation by the Assignor and the Assignee of the occurrence of the "Effective Time" and the "Distribution Date", each as defined in the Distribution Agreement.

Upon receipt of the foregoing, the respective recipients thereof will, on request, acknowledge receipt to Assignor and Assignee.

      8. The Assignee represents and warrants to each of the other parties hereto as follows:

          (a) Corporate Existence and Power. The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where the failure to qualify would have a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Assignee of this Assignment (i) are within the Assignee's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Assignee or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Assignee or any of the Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Assignee or any of the Subsidiaries.

          (c) Binding Effect. This Assignment constitutes a valid and binding agreement of the Assignee, enforceable in accordance with its terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          (d) No Litigation. There is no action, suit or proceeding pending against or affecting the Assignee or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect.

          (e) Investment Company Act. Neither the Assignee nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (f) Public Utility Holding Company Act. Neither the Assignee nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          (g) No Events. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking relating to the Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since March 31, 1997.

     9. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE ASSIGNMENT OF THE LEASEHOLD ESTATE HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF FLORIDA.

     10. The Assignee hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Assignment or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof;

          (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at Certegy Inc., 11720 Amberpark Drive, Suite 600, Alpharetta, Georgia 30004, Attention: Bruce S. Richards, Corporate Vice President, General Counsel and Secretary with a copy to: Certegy Inc., P.O. Box 349, Alpharetta, Georgia 30009, Attention: Michael T. Vollkommer, Corporate Vice President and Chief Financial Officer or at such other address of which the other parties hereto shall have been notified pursuant to Section 8.2 of the Master Agreement; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

     11. As herein amended, the Operative Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. After the Effective Time hereof, (i) all references in the Master Agreement or any other Operative Document to the "Master Agreement" or another Operative Document shall refer to the Master Agreement, as amended hereby, or such other Operative Agreement, as amended hereby and (ii) all references in any Operative Document to the "Lessee" or "Guarantor" shall be deemed to be references to the Assignee. This Assignment shall for all purposes be deemed to be an Operative Document under the Master Agreement.

     12. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Assignment by signing any such counterpart.

     13. Without limiting its obligations under Section 8.8 of the Master Agreement, the Assignee agrees to pay the actual reasonable costs and expenses of the Agent (including, without limitation, reasonable fees and disbursements of counsel to the Agent, actually incurred) in connection with the preparation, execution and delivery of this Assignment.

     14. This Assignment shall be binding upon the parties to the Master Agreement, the Lease and the other Operative Documents and their respective successors and assigns.

     15. Any provision in this Assignment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Assignment are declared to be severable.

     IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed and delivered and attested by an officer thereunto duly authorized as of the day and year first above written.

                                        ASSIGNOR:

                                        EQUIFAX INC.


                                        By: /s/ Kent E. Mast
                                            ------------------------------------
                                        Name: Kent E. Mast
                                        Title: Vice President, General Counsel
                                               and Secretary


Witnessed By:


/s/ Kristin L. Ray
-------------------------------------
Name: Kristin L. Ray


/s/ W. Stanley Blackburn
-------------------------------------
Name: W. Stanley Blackburn

                                                                         Florida

     IN WITNESS WHEREOF, the Assignee has caused this Assignment to be duly executed and delivered and attested by an officer thereunto duly authorized as of the day and year first above written.

                                        ASSIGNEE:

                                        CERTEGY INC.


                                        By: /s/ Bruce S. Richards
                                            ------------------------------------
                                        Name: Bruce S. Richards
                                        Title: Vice President and Assistant
                                               Secretary


Witnessed By:


/s/ Kristin L. Ray
-------------------------------------
Name: Kristin L. Ray


/s/ W. Stanley Blackburn
-------------------------------------
Name: W. Stanley Blackburn

                                                                         Florida

     IN WITNESS WHEREOF, the Lessor has caused this Assignment to be duly executed and delivered and attested by an officer thereunto duly authorized as of the day and year first above written.

                                        LESSOR:

                                        PREFCO VI LIMITED PARTNERSHIP

                                        By: AFG PREFCO GP, LLC, a Texas limited
                                            liability company, as general
                                            partner


                                        By: /s/ Stephen S. Brookshire
                                            ------------------------------------
                                        Name: Stephen S. Brookshire
                                        Title: President


Witnessed By:


/s/ Tiajuana Williams
-------------------------------------
Name: Tiajuana Williams

Name:
      -------------------------------

                                                                         Florida

     IN WITNESS WHEREOF, the Agent and Lease Participant have caused this Assignment to be duly executed and delivered and attested by an officer thereunto duly authorized as of the day and year first above written.

                                        AGENT AND LENDER

                                        SUNTRUST BANK


                                        By: /s/ Brian K. Peters
                                            ------------------------------------
                                        Name: Brian K. Peters
                                        Title: Managing Director


Witnessed By:


/s/ Richard M. Abramson
-------------------------------------
Name: Richard M. Abramson

Name:
      -------------------------------

                                                                         Florida

STATE OF Georgia      )
                      ) ss.
COUNTY OF Fulton      )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Kent E. Mast, to me known to be the Vice President, General Counsel and Secretary of EQUIFAX INC., a Georgia corporation, who is described in and who executed the foregoing instrument and who is either personally known to me or produced __________________ as identification, and who acknowledged before me that he executed the same for the purposes expressed therein.

     WITNESS my hand and official seal in the county and state aforesaid this 26th day of June, 2001.


[Notary Seal]                           /s/ Joyce Simmons
                                        ----------------------------------------
                                        (Notary Public)

My commission expires: 03/15/02

                                                                         Florida

STATE OF Georgia   )
                   ) ss.
COUNTY OF Fulton   )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Bruce S. Richards, to me known to be the Vice President and Assistant Secretary of CERTEGY INC., a Georgia corporation, who is described in and who executed the foregoing instrument and who is either personally known to me or produced __________________ as identification, and who acknowledged before me that he executed the same for the purposes expressed therein.

     WITNESS my hand and official seal in the county and state aforesaid this 26th day of June, 2001.


[Notary Seal]                           /s/ Joyce Simmons
                                        ----------------------------------------
                                        (Notary Public)

My commission expires: 03/15/02

                                                                         Florida

STATE OF Georgia   )
                   ) ss.
COUNTY OF Fulton   )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Brian K. Peters, to me known to be the Managing Director of SUNTRUST BANK, a Georgia corporation, who is described in and who executed the foregoing instrument and who is either personally known to me or produced n/a as identification, and who acknowledged before me that he executed the same for the purposes expressed therein.

     WITNESS my hand and official seal in the county and state aforesaid this 25th day of June, 2001.


[Notary Seal]                           /s/ Shana Chapman
                                        ----------------------------------------
                                        (Notary Public)

My commission expires: March 1, 2002

                                                                         Florida

STATE OF TEXAS     )
                   ) ss.
COUNTY OF DALLAS   )

     The foregoing instrument was acknowledged before me this 22nd day of June, 2001, by Stephen S. Brookshire, President of AFG PREFCO GP, LLC, a Texas limited liability company, as general partner of PREFCO VI LIMITED PARTNERSHIP, a Connecticut limited partnership, on behalf of said company as general partner of said partnership. He is personally known tome.

     WITNESS my hand and official seal in the county and state aforesaid this 22nd day of June, 2001.


[Notary Seal]                           /s/ Lisa M. Williams
                                        ----------------------------------------
                                        (Notary Public)

My commission expires: 12/17/01

                                                                         Florida

                                    EXHIBIT A

                                Legal Description

Lots 1, Block 1, ROOSEVELT CENTRE SECOND REPLAT, according to map or plat thereof recorded in Plat Book 107, page 73, of the public records of Pinellas County, Florida

                                                                       Exhibit B

                          CERTEGY CARD SERVICES, INC.
                        11720 Amberpark Drive, Suite 600
                              Alpharetta, GA 30004

                                                                    July 6, 2001

To Lessor, the Agent and the Lender as defined in the Master Agreement hereinafter referred to

          Re: Florida Synthetic Lease Transaction

Ladies and Gentlemen:

     I am Corporate Vice President, General Counsel and Secretary of Certegy Inc., a Georgia corporation ("Certegy"), and have reviewed fully executed counterparts of that certain Assignment and Assumption of Lease and other Operative Documents dated as of June 25, 2001 (the "Assignment") among Equifax Inc. (the "Original Lessee"), Certegy, as Assignee of the Original Lessee, Prefco VI Limited Partnership (the "Lessor"), and SunTrust Bank (the "Agent" or the "Lender"), as the Agent and the Lender. This opinion is being furnished to you at the request of Certegy pursuant to Section 7 of the Assignment.

     This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretative Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "INTERPRETATIVE STANDARDS"), which Interpretative Standards are incorporated in this opinion letter by this reference.

     In connection with this representation, I have examined fully executed counterparts of the following documents (together with the Assignment, the "Operative Documents"):

          (a) the Master Agreement (Florida Property), dated as of December 30, 1999, as amended (the "Master Agreement"), among Original Lessee, the Lessor, Atlantic Financial Group, Ltd. and the Agent;

          (b) Lease Agreement dated as of December 30, 1999 between Lessor and Original Lessee; and

          (c) Operative Guaranty dated as of December 30, 1999 made by Original Lessee in favor of the Funding Parties as defined in such Operative Guaranty.

     In the capacity described above, I also have considered such matters of law and of fact, together with such other records and documents of Certegy, certificates of officers or other representatives of Certegy (including, but not limited to, the organizational documents for Certegy certified to be true and complete in certificates delivered by Certegy to the Agent and the Lender and the representations and covenants of the parties to the Assignment as set forth therein), certificates of public officials, and such other documents as I have deemed appropriate for the opinions and confirmations herein set forth.

     The opinions set forth herein are limited to the laws of the State of Georgia (the "STATE") and any applicable federal laws of the United States.

     Without limiting the provisions of the Interpretative Standards, I express no opinion with respect to any matters regarding compliance with any fiduciary or similar obligations by any person or entity, or regarding any matters related to solvency or capitalization or otherwise involving the financial capacity or viability of any person or entity. I also note that certain consents and waivers relevant to any opinions in paragraph 4 below are subject to time limits and/or conditions that require additional actions in the future.

     Based upon the foregoing, and subject to the other exceptions, assumptions and qualifications set forth or incorporated herein by reference, it is my opinion that:

     1. Certegy is duly organized as a corporation, and is existing, and in good standing, under the laws of the State of Georgia. Certegy is duly qualified as a foreign corporation and in good standing in Wisconsin.

     2. Certegy has the corporate power to execute and deliver the Assignment, to perform its obligations thereunder, and to own and use its assets and to conduct its business.

     3. Certegy has duly authorized the execution and delivery of the Assignment and all performance by it thereunder.

     4. The execution and delivery by Certegy of the Assignment do not, and if Certegy were now to perform its obligations thereunder, such performance would not result in any:

          (i) violation of the articles of incorporation or by-laws of Certegy;

          (ii) violation of any existing United States federal or State constitution, statute, regulation, rule, order or law to which such Certegy or its assets are subject;

          (iii) breach of or default of any material written agreements to which, to my knowledge, Certegy or its assets are subject;

          (iv) creation or imposition of any contractual lien or security interest in, on or against Certegy's assets under any material written agreements to which, to my knowledge, Certegy or its assets are subject (except as may be contemplated by the Assignment); or

          (v) violation of any judicial or administrative decree, writ, judgment or order to which, to my knowledge, Certegy or its assets are subject.

     This opinion letter has been delivered solely for the benefit of the addressees and their respective transferees and counsel, as well as Kilpatrick Stockton LLP, pursuant to the Assignment and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                                        Very truly yours,


                                        /s/ Bruce S. Richards
                                        Bruce S. Richards, Corporate Vice
                                        President, General Counsel and Secretary
                                        of Certegy Inc.

                                                                       Exhibit C

                                                                ATTORNEYS AT LAW
                                                                      Suite 2800
                                                           1100 Peachtree Street
KILPATRICK STOCKTON LLP                              Atlanta, Georgia 30309-4530
                                                         Telephone: 404.815.6500
                                                         Facsimile: 404.815.6555
                                            Web site: www.kilpatrickstockton.com

July 6, 2001

To Lessor, the Agent and the Lender as defined in the Master Agreement hereinafter referred to

                 Re: Florida Synthetic Lease Transaction

Ladies and Gentlemen:

     We have served as special counsel for Certegy Inc., a Georgia corporation ("Certegy"), in connection with the execution of that certain Assignment and Assumption of Lease and other Operative Documents dated as of June 25, 2001 (the "Assignment") among Equifax Inc. (the "Original Lessee"), Certegy, as Assignee of the Original Lessee, Prefco VI Limited Partnership (the "Lessor"), and SunTrust Bank (the "Agent" or the "Lender"). This opinion is being furnished to you at the request of Certegy pursuant to Section 7 of the Assignment.

     This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretative Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia (the "INTERPRETATIVE STANDARDS"), which Interpretative Standards are incorporated in this opinion letter by this reference.

     In connection with this representation, we have examined fully executed counterparts of the following documents (together with the Assignment, the "Operative Documents"):

          (a) the Master Agreement (Florida Property), dated as of December 30, 1999, as amended (the "Master Agreement"), among Original Lessee, the Lessor, Atlantic Financial Group, Ltd. and the Agent;

          (b) Lease Agreement dated as of December 30,1999 between Lessor and Original Lessee; and

          (c) Operative Guaranty dated as of December 30, 1999 made by Original Lessee in favor of the Funding Parties as defined in such Operative Guaranty.

     In the capacity described above, we also have considered such matters of law and of fact, together with such other records and documents of Certegy, certificates of officers or other

                ATLANTA - AUGUSTA - BRUSSELS - CHARLOTTE - LONDON
       MIAMI - RALEIGH - RESTON - STOCKHOLM - WASHINGTON - WINSTON-SALEM

KILPATRICK STOCKTON LLP
July 6, 2001
Page 2

representatives of Certegy (including, but not limited to, the organizational documents for Certegy certified to be true and complete in certificates delivered by Certegy to the Agent and the Lender and the representations and covenants of the parties to the Assignment as set forth therein), certificates of public officials, and such other documents as we have deemed appropriate for the opinions and confirmations herein set forth.

          We also have examined a copy of, and with your permission, we have relied upon the opinion letter of Bruce S. Richards, Esq., Corporate Vice President, General Counsel and Secretary of Certegy, of even date herewith addressed to you with respect to the matters covered thereby.

     The opinions set forth herein are limited to the laws of the State of Georgia (the "STATE") and any applicable federal laws of the United States.

     Without limiting the provisions of the Interpretative Standards, we express no opinion with respect to any matters regarding compliance with any fiduciary or similar obligations by any person or entity, or regarding any matters related to solvency or capitalization or otherwise involving the financial capacity or viability of any person or entity.

     Based upon the foregoing, and subject to the other exceptions, assumptions and qualifications set forth or incorporated herein by reference, it is our opinion that:

     1. Certegy has duly executed and delivered the Assignment.

     2. No consent, approval, authorization or other action by, or notice to or filing with, any court or administrative or governmental body of the United States or the State (other than the filing of the Assignment in the records of the appropriate governmental authority) is required in connection with the execution and delivery by Certegy of the Assignment or the incurrence by Certegy of its obligations thereunder, except such consents, approvals, authorizations, registrations or filings as have been made or obtained and are in full force and effect.

     3. The Assignment is enforceable against Certegy.

     4. To our knowledge, Certegy is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5. To our knowledge, Certegy is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935 as amended.

KILPATRICK STOCKTON LLP
July 6, 2001
Page 3

     This opinion letter has been delivered solely for the benefit of the addressees and their respective transferees and counsel pursuant to the Assignment and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                                        Very truly yours,

                                        KILPATRICK STOCKTON LLP


                                        By: /s/ Hilary P. Jordan
                                            ------------------------------------
                                            Hilary P. Jordan, a Partner

================================================================================

                                 LEASE AGREEMENT

                          Dated as of December 30, 1999

                                     between

                   PREFCO VI LIMITED PARTNERSHIP, as Lessor,

                                       and

                             EQUIFAX INC., as Lessee

                               [Florida Property]

================================================================================

THIS LEASE AGREEMENT IS GIVEN IN CONNECTION WITH A SYNTHETIC LEASE TRANSACTION IN WHICH A MORTGAGE AND SECURITY AGREEMENT, A COLLATERAL ASSIGNMENT OF THIS LEASE, AND THIS LEASE WILL BE RECORDED AS PART OF A SINGLE TRANSACTION. PAYMENTS DUE UNDER THE LEASE WILL BE MADE BY THE LESSEE TO THE MORTGAGEE RATHER THAN THE MORTGAGOR, IN SATISFACTION OF MORTGAGOR'S LOAN OBLIGATIONS TO MORTGAGEE, AS PROVIDED IN THE COLLATERAL ASSIGNMENT OF LEASE. DOCUMENTARY STAMP TAXES ARE BEING PAID UPON RECORDATION OF THE MORTGAGE IN THE PUBLIC RECORDS OF PINELLAS COUNTY, FLORIDA.

                                TABLE OF CONTENTS
                                (Lease Agreement)

                                                                            Page

                                   APPENDIX A
                                       to
                   Master Agreement (Florida Property), Lease,
                               and Loan Agreement

                         DEFINITIONS AND INTERPRETATION

     A. Interpretation. In each Operative Document, unless a clear contrary intention appears:

          (i) the singular number includes the plural number and vice versa;

          (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents;

          (iii) reference to any gender includes each other gender;

          (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

          (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

          (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

          (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative

     Document as a whole and not to any particular Article, Section or other provision hereof;

          (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

          (ix) "or" is not exclusive;

          (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

          (xi) "knowledge" and "becomes aware" or words of similar meaning means, with respect to the Lessee or any Subsidiary, that a Principal Officer (A) has actual knowledge of such matters, or (B) from all the facts and circumstances actually known to him at the time in question he has reason to know such matters exist.

     B. Accounting Terms. Unless otherwise specified in any Operative Document, all terms of an accounting character used in any Operative Document shall be interpreted, all accounting determinations under any Operative Document shall be made, and all financial statements required to be delivered under any Operative Document shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Lessee's and its Consolidated Subsidiaries' independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Lessee and its Consolidated Subsidiaries delivered to the Funding Parties, unless with respect to any such change concurred in by the Lessee's independent public accountants or required by GAAP in determining compliance with any of the provisions of any of the Operative Documents: (i) the Lessee shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Funding Parties shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.1 of the Master Agreement, shall mean the financial statements referred to in Section 4.1(d) of the Master Agreement).

     C. Conflict in Operative Documents. If there is any conflict between any Operative Documents, such Operative Documents shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Master Agreement shall prevail and control.

     D. Legal Representation of the Parties. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

     E. Defined Terms. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document.

     "A Loan" means the A Percentage of Loans made by Lenders pursuant to the Loan Agreement and the Master Agreement.

     "A Note" is defined in Section 2.2 of the Loan Agreement.

     "A Percentage" means 78%.

     "Accounts Management Assets and Liabilities" has the meaning set forth in the CSC Agreement.

     "Address" means with respect to any Person, its address set forth in
Schedule 8.2 to the Master Agreement or such other address as it shall have identified to the parties to the Master Agreement in writing.

     "Adjusted London Interbank Offered Rate" applicable to any Rent Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Rent Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     "Affected Funding Party" is defined in Section 7.7(d) of the Master Agreement.

     "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "AFG" is defined in the preamble of the Master Agreement.

     "After-Tax Basis" means (a) with respect to any payment to be received by an Indemnitee (which, for purposes of this definition, shall include any Tax Indemnitee), the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits or benefits) shall be equal to the original payment to be made; provided, however, for the purposes of this definition, and for purposes of any payment to be made to either the Lessee or an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or the Lessee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in clause (b) of this definition.

     "Agent" means SunTrust Bank, Atlanta, a Georgia banking corporation, in its capacity as agent under the Master Agreement and the Loan Agreement.

     "Alterations" means fixtures, alterations, improvements, modifications and additions to the Leased Property.

     "Alternative Rate" means, for any period, an interest rate per annum equal to the rate of interest most recently announced by the Agent in Atlanta, Georgia from time to time as its prime lending rate (or other comparable reference rate) for calculating interest on certain loans, which need not be the lowest interest rate charged by such bank. If such prime lending rate or equivalent of such bank changes from time to time after the date hereof, the Alternative Rate shall be automatically increased or decreased, as the case may be, without notice to the Lessee as of the effective time of each change in such prime lending rate or equivalent.

     "Applicable Law" means all existing and future applicable laws (including Environmental Laws), rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of the Leased Property) and any restrictive covenant or deed restriction or easement of record affecting the Leased Property.

     "Appraisal" is defined in Section 5.21 of the Master Agreement.

     "Appraiser" means an MAI appraiser satisfactory to the Agent and the Lessor.

     "Assignment Agreement" means with respect to the partnership interests in the Lessor the instruments assigning such interests to AFG PREFCO GP, LLC and AFG PREFCO, LLC.

     "Assignment of Lease and Rents" means the Assignment of Lease and Rents, dated as of the Closing Date, from the Lessor to the Agent.

     "Authority" is defined in Section 7.6 of the Master Agreement.

     "Authorized Officer" means (i) any of the following officers of the Lessee:
Chairman, President, Executive Vice Presidents, Senior Vice Presidents, Chief Financial Officer, Treasurer, Assistant Treasurer and Corporate Controller, and
(ii) any other officers of the Lessee as the Lessee may notify the Agent in writing from time to time.

     "Awards" means any award or payment received by or payable to the Lessor or the Lessee on account of any Condemnation or Event of Taking (less the actual costs, fees and expenses incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment).

     "B Loan" means the B Percentage of Loans made by a Lender pursuant to the Loan Agreement and the Master Agreement.

     "B Note" is defined in Section 2.2 of the Loan Agreement.

     "B Percentage" means 18.5%.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended.

     "Base Term" means, with respect to the Leased Property, (a) the period commencing on the Closing Date and ending on May 29, 2009 or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

     "Basic Rent" means, for any Lease Term, the rent payable pursuant to
Section 3.1 of the Lease, determined in accordance with the following: each installment of Basic Rent payable on any Payment Date shall be in an amount equal to the sum of (A) the aggregate amount of Lender Basic Rent payable on such Payment Date, plus (B) the aggregate amount of Lessor Basic Rent payable on such Payment Date, in each case for the Leased Property or Properties that are then subject to the Lease.

     "Board of Directors", with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

     "Building" means the buildings, structures and improvements located or to be located on the Land, along with all fixtures used or useful in connection with the operation of the Leased Property, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached or used or useful in connection with the Building, all equipment financed by the Lessor and/or the Lenders and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (but in each case excluding trade fixtures financed other than by the Lessor or the Lenders).

     "Business Day" means any day other than a Saturday, Sunday or other day on which banks are required or authorized to be closed for business in Atlanta, Georgia.

     "Capital Stock" means any nonredeemable capital stock of a Person (to the extent issued to another Person), whether common or preferred.

     "Cash Flow" means the sum of the Lessee's and its Consolidated Subsidiaries', for any applicable period, (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) income taxes, plus (iv) depreciation and amortization, all as determined on a consolidated basis in accordance with GAAP.

     "Casualty" means an event of damage or casualty relating to all or part of the Leased Property that does not constitute an Event of Loss.

     "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

     "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

     "Change of Law" is defined in Section 7.6 of the Master Agreement.

     "Claims" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

     "Closing Date" means the date on which the initial Funding occurs under the Master Agreement.

     "Commitment" means as to each Funding Party, its obligation to make Fundings as investments in the Leased Property, or to make Loans to the Lessor in an aggregate amount not to exceed at any one time outstanding the amount set forth for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

     "Commitment Percentage" means as to any Funding Party, at a particular time, the percentage of the aggregate Commitments in effect at such time constituted by such Funding Party's Commitment, as such percentage is shown for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

     "Compliance Certificate" shall have the meaning set forth in Section 5.1 of the Master Agreement.

     "Condemnation" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, occupancy or title to the Leased Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

     "Consolidated Companies" means, collectively, Lessee and all of its Subsidiaries.

     "Consolidated Debt" means at any date the Debt of the Lessee and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

     "Consolidated Funded Debt" means, with respect to the Lessee and its Consolidated Subsidiaries at any date and as determined on a consolidated basis, the sum (without duplication) of (i) Long-Term Debt, plus (ii) capital leases (excluding any Synthetic Lease), plus (iii) Current Maturities of Long-Term Debt, plus (iv) Short-Term Debt, plus (v) all Debt Guaranteed by the Lessee or any of its Consolidated Subsidiaries (other than Debt of the Lessee or any of its Consolidated Subsidiaries).

     "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Lessee or any of its Consolidated Subsidiaries outstanding during such period.

     "Consolidated Net Income" means, for any period, the Net Income of the Lessee and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Lessee or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

     "Consolidated Net Tangible Assets" means, at any time, Consolidated Total Assets, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Lessee and its Consolidated Subsidiaries, prepared in accordance with GAAP, of:

          (A) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, excluding "Purchased Data Files", but including without limitation goodwill (as determined by the Lessee in a manner consistent with its past accounting practices and in accordance with GAAP), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

          (B) To the extent not included in (A) of this definition, any amount at which shares of Capital Stock of the Lessee appear as an asset on the balance sheet of its Consolidated Subsidiaries; and

          (C) To the extent not included in (A) of this definition, deferred expenses.

     "Consolidated Operating Profits" means, for any period, the Operating Profits of the Lessee and its Consolidated Subsidiaries.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Lessee in its consolidated financial statements as of such date.

     "Consolidated Total Assets" means, at any time, the total assets of the Lessee and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Lessee and its Consolidated Subsidiaries, prepared in accordance with GAAP.

     "Contractual Obligation" of any Person means any provision of any security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

     "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Lessee are treated as a single employer under Section 414 of the Tax Code.

     "Credit Agreement" means the Credit Agreement dated as of November 21, 1997 among the Lessee, certain Wholly Owned Subsidiaries of the Lessee, the banks party thereto and Wachovia Bank, N.A. as agent.

     "CSC" means Computer Sciences Corporation, a Texas corporation.

     "CSC Agreement" means the Agreement for Computerized Credit Reporting Services and Options to Purchase and Sell Assets, dated as of the 1st day of August, 1988, among The Credit Bureau, Incorporated of Georgia, the Lessee, CSC, CSC Credit Services, Inc., Credit Bureau of Cincinnati, Inc., Credit Bureau of Greater Kansas City, Inc., Johns Holding Company, CSC Credit Services of Minnesota, Inc. and CSC Accounts Management, Inc.

     "CSC Put" means either of (i) the giving of any notice to the Lessee or any Affiliate of the Lessee in accordance with the

CSC Agreement which shall require the Lessee or any Affiliate of the Lessee to purchase or otherwise acquire the Accounts Management Assets and Liabilities, or the Subsidiaries' Assets and Liabilities, or both of them; or (ii) the occurrence of an event or series of events which shall result at any time or times in the direct or indirect ownership by the Lessee, any one or more Affiliates of the Lessee, or any combination of the Lessee and any one or more of its Affiliates, of the Accounts Management Assets and Liabilities, or the Subsidiaries' Assets and Liabilities, or both of them.

     "Current Maturities of Long Term Debt" means all payments in respect of Long Term Debt (other than Debt under the Credit Agreement) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except (A) trade accounts payable arising in the ordinary course of business and (B) any obligation relating to or arising out of the CSC Put prior to the actual payment therefor, (iv) all obligations of such Person as lessee under capital leases (excluding, however, Synthetic Lease), (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt and other obligations of others Guaranteed by such Person (other than the Debt and other obligations of the Lessee or the Consolidated Subsidiaries of the Lessee Guaranteed by, respectively, the Lessee or the Consolidated Subsidiaries of the Lessee).

     "Deed" means, with respect to the remainder interest in the Land, a Limited Warranty Deed, dated the Closing Date, from the applicable Seller to the Lessor, conveying such Land.

     "Dollars" or "$" means dollars in lawful currency of the United States of America.

     "Domestic Business Day" means any Business Day other than a Business Day on which banks are required or authorized to be closed for business in New York City, New York.

     "Eligible Assignee" means any of the following: (i) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $100,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $100,000,000; (iii) a commercial bank organized under the laws of any other country having total assets in excess of $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (iv) a finance company, insurance company or other financial institution, lender or fund (whether a corporation, partnership or other entity) which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having total assets in excess of at least $100,000,000; (v) any Funding Party or any Affiliate of any Funding Party; or (vi) any other Person consented to by the Lessee and the Agent, such consent not unreasonably to be withheld.

     "Environmental Audit" means, with respect to each parcel of Land, a Phase I Environmental Assessment, which meets or exceeds ASTM Standard E1527-97 and is dated no more than 60 days prior to the related Closing Date, by an environmental services firm satisfactory to the Funding Parties.

     "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Law.

     "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Lessee or any Consolidated Subsidiary required by any Environmental Law.

     "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Law, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Law, whether or not incorporated in a judgment, decree or other.

     "Environmental Laws" means and include the Resource Conservation and Recovery Act of 1976, (RCRA) 42 U.S.C. Sections 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. Sections 9601-9657, (CERCLA), the Clean Air Act, 42 U.S.C.

Sections 7401 et seq., the Occupational Safety and Health Act, the Toxic Substances Control Act, the Emergency Planning and Community Right to Know Act and any comparable or implementing federal, state or local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of the Leased Property, or any part thereof, as any of the foregoing may have been from time to time amended, supplemented or supplanted.

     "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Law.

     "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Law, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any, violation of any Environmental Law or any investigations concerning any violation of any Environmental Law.

     "Environmental Permits" means all permits, licenses, authorizations, certificates and approvals of Governmental Authorities required by Environmental Law.

     "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Law.

     "Environmental Releases" means releases as defined in CERCLA or under any applicable Environmental Law.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     "ERISA Affiliate" means, with respect to any Person, each trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

     "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for the Agent (as the same may be adjusted for any other Funding Party in accordance with Section 7.7 of the Master Agreement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Funding Party to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

     "Event of Default" means any event or condition designated as an "Event of Default" in Article XII of the Lease.

     "Event of Loss" is defined in Section 10.1 of the Lease.

     "Event of Taking" is defined in Section 10.2 of the Lease.

     "Existing Lease" means the Agreement of Sublease between Honeywell and Equifax Payment Services, Inc. dated November 30, 1995.

     "Fair Market Rental Value" means, with respect to the Leased Property, the fair market rental value as determined by a qualified certified independent appraiser chosen by the Lessor that would be obtained in an arm's-length lease between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion to lease, and neither of which is related to the Lessor or Lessee for the lease of the Leased Property on the terms set forth, or referred to, in the Lease. Such fair market rental value shall be calculated as the value for the use of the Leased Property to be leased in place at the Land, assuming, in the determination of such fair market rental value, that the Leased Property is in the condition and repair required to be maintained by the terms of the related Lease (unless such fair market rental value is being determined for the purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease, in which case this assumption shall not be made).

     "Fair Market Sales Value" means, with respect to the Leased Property or any portion thereof, the fair market sales value as determined by a qualified certified independent appraiser chosen by the Lessor or, so long as the Funded Amounts are outstanding, the Agent that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell and neither of which is related to the Lessor or Lessee, for the purchase of the Leased Property. Such fair market sales value shall be calculated as the value for the use of the Leased Property, assuming, in the determination of such fair market sales value, that the Leased Property is in the condition and repair required to be maintained by the terms of the Lease (unless such fair market sales value is being determined for purposes of Section 13.1 of the Lease and except as otherwise specifically provided in the Lease or the Master Agreement, in which case this assumption shall not be made).

     "Final Rent Payment Date" with respect to the Leased Property is defined in
Section 13.1(e) of the Lease.

     "Fiscal Quarter" means any fiscal quarter of the Lessee.

     "Fiscal Year" means any fiscal year of the Lessee.

     "Funded Amount" means, as to the Lessor, the Lessor's Invested Amounts, and, as to each Lender, the outstanding principal of such Lender's Loans.

     "Funding" means any funding by the Funding Parties pursuant to Section 2.2 of the Master Agreement.

     "Funding Date" means the Closing Date on which the Funding occurs under
Section 2 of the Master Agreement.

     "Funding Office" means for each Funding Party the office such Funding Party may designate in writing from time to time to the Lessee and the Agent as its funding office.

     "Funding Parties" means the Lessor, the Agent and the Lenders, collectively.

     "Funding Party Balance" means, with respect to the Leased Property, (i) for the Lessor as of any date of determination, an amount equal to the sum of the outstanding related Lessor's Invested Amount, all accrued and unpaid Yield on such outstanding related Lessor's Invested Amount, all unpaid related fees owing to the Lessor under the Operative Documents, and all other related amounts owing to the Lessor by the Lessee under the Operative Documents, and (ii) for any Lender as of any date of determination, an amount equal to the sum of the outstanding related Loans of such Lender, all accrued and unpaid interest thereon, all unpaid related fees owing to such Lender under the

Operative Documents, and all other related amounts owing to such Lender by the Lessee under the Operative Documents.

     "Funding Request" is defined in Section 2.2 of the Master Agreement.

     "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section B of this Appendix A, are to be used in making the calculations for purposes of determining compliance with the terms of the Operative Documents.

     "Governmental Action" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Leased Property.

     "Governmental Authority" means any foreign or domestic federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or any political subdivision thereof.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Guarantor" means the Lessee, in its capacity as guarantor under the Operative Guaranty.

     "Hazardous Materials" means any pollutant, contaminant, waste, hazardous or toxic chemical including asbestos containing materials in any form or condition; urea formaldehyde foam insulation; polychlorinated biphenyls (PCBs) in any form or condition; including, without limitation, any solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, any "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation; gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof; toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation; or insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

     "Honeywell" means Honeywell Inc., a Delaware corporation.

     "Honeywell Lease" means the existing lease from Lessor to Honeywell.

     "Indemnified Risks" is defined in Section 7.1 of the Master Agreement.

     "Indemnitee" means the Agent (in its individual capacity and in its capacity as Agent), each Lender, and the Lessor, and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; provided, however, that in no event shall the Lessee be an Indemnitee.

     "Indemnitee Group" means the respective Affiliates, employees, officers, directors and agents of the Agent (in its individual capacity), each Lender or the Lessor, as applicable; provided, however, that in no event shall the Lessee be a member of the Indemnitee Group.

     "Interest Coverage Ratio" means, for any period of determination, the ratio of the Lessee's and its Consolidated Subsidiaries' (i) Consolidated Net Income before Consolidated Interest Expense and income taxes, to (ii) Consolidated Interest Expense, such ratio being calculated on a consolidated basis for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

     "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

     "Investment Guidelines" means the guidelines for investment of funds of the Lessee and the Subsidiaries as approved by the Board of Directors of the Lessee or an authorized executive committee thereof and in effect on the Initial Closing Date, a copy of which has been furnished to the Funding Parties, as modified from time to time with the approval of the Board of Directors of the Lessee or an authorized executive committee with notification to the Funding Parties.

     "Land" means the land described in the Lease.

     "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, treaties or decrees of any governmental or political subdivision or agency thereof, or of any court or similar entity established by any thereof.

     "Lease" means the Lease Agreement dated as of December 30, 1999 between the Lessee and the Lessor, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Funding Parties in the jurisdiction where the Leased Property is located.

     "Lease Balance" means, with respect to the Leased Property, as of any date of determination, an amount equal to the sum of all Funding Party Balances.

     "Lease Term" with respect to the Lease means (a) the Base Term, as it may be renewed pursuant to Section 14.9 of the Lease or (b) such shorter period as may result from earlier termination of the Lease as provided therein.

     "Lease Termination Date" means the last day of the Lease Term, as the same may be accelerated pursuant to the Lease.

     "Leased Property" means Land and the related Building(s).

     "Leased Property Balance" means, with respect to the Leased Property, as of any date of determination, an amount equal to that portion of the Lease Balance which relates to the Leased Property.

     "Lender Basic Rent" means, for any Rent Period under the Lease when a Loan is outstanding, the aggregate amount of interest accrued on the Loans related to the Leased Property subject to the Lease pursuant to Section 2.5 of the Loan Agreement during such Rent Period.

     "Lenders" means such financial institutions as are, or who may hereafter become, parties to the Loan Agreement as Lenders to the Lessor.

     "Lessee" is defined in the preamble to the Master Agreement.

     "Lessor" is defined in the preamble to the Master Agreement.

     "Lessor Basic Rent" means, for any Rent Period under any Lease, the aggregate amount of Yield accrued on the Lessor's Invested Amounts under the Lease under Section 2.3(a) of the Master Agreement during such Rent Period.

     "Lessor Liens" means Liens on or against the Leased Property, the Lease, any other Operative Document or any payment of Rent (a) which result from any act or omission of, or any Claim against, the Lessor unrelated to the transactions contemplated by the Operative Documents or (b) which result from any Tax owed by the Lessor, except any Tax for which the Lessee is obligated to indemnify (including, without limitation, in the foregoing exception, any assessments with respect to the Leased Property noted on the related Title Policy or assessed in connection with any construction or development by the Lessee).

     "Lessor's Invested Amount" means the amounts funded by the Lessor pursuant to Section 2 of the Master Agreement that are not proceeds of Loans by a Lender.

     "LIBOR Advance" means that portion of the Funded Amount bearing interest or accruing yield based on the Adjusted London Interbank Offered Rate.

     "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing (excluding, however, any Synthetic Lease). For the purposes of the Operative Documents, the Lessee or any Consolidated Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease under GAAP or a Synthetic Lease) relating to such asset.

     "Loan" shall have the meaning specified in Section 2.1 of the Loan
Agreement.

     "Loan Agreement" means the Loan Agreement dated as of December 30, 1999 among the Lessor, the Agent and the Lenders.

     "Loan Documents" means the Loan Agreement, the Notes, the Assignment of Lease and Rents, the Mortgage and all documents and instruments executed and delivered in connection with each of the foregoing.

     "Loan Event of Default" means any of the events specified in Section 5.1 of the Loan Agreement, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

     "Loan Potential Event of Default" means any event, condition or failure which, with notice or lapse of time or both, would become a Loan Event of Default.

     "London Interbank Offered Rate" means for any Rent Period the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of the Funded Amounts offered for a term comparable to such Rent Period, which rates appear on Dow Jones Markets, Inc. Page 3750 (formerly known as Dow Jones Telerate Service Page
3750) as of 11:00 A.M. (London, England time), 2 Euro-Dollar Business Days prior to the first day of such Rent Period, provided that (i) if more than one such offered rate appears on the Dow Jones Markets Inc. Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Rent Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Rent Period, for deposits in Dollars offered to leading European banks for a period comparable to such Rent Period in an amount comparable to the principal amount of the Funded Amounts.

     "Long-Term Debt" means at any date any Consolidated Debt (including, without limitation, any subordinated Debt) which matures (or the maturity of which may at the option of the Lessee or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

     "Loss Proceeds" is defined in Section 10.6 of the Lease.

     "Margin Regulations" means Regulation T, Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as the same may be in effect from time to time.

     "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

     "Master Agreement" means the Master Agreement (Florida Property), dated as of December 30, 1999, among the Lessee, AFG, the Lessor, the Agent and the Lender.

     "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Lessee and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Funding Parties under the Operative Documents, or the ability of each of the Lessee and its Consolidated Subsidiaries taken as a whole to perform its obligations under the Operative Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Operative Document or (d) the value, utility or useful life of the Leased Property, or (e) the priority, perfection or status of any Funding Party's interest in the Leased Property.

     "Mortgage" means that certain mortgage, deed of trust or security deed, dated as of the Closing Date, by the Lessor to the Agent, in the form of Exhibit D attached to the Master Agreement, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Agent in the jurisdiction where the Leased Property is located.

     "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

     "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

     "Notes" means the A Note and the B Note issued by the Lessor under the Loan Agreement, and any and all notes issued in replacement or exchange therefor in accordance with the provisions thereof.

     "Obligations" means all amounts owed by, and obligations of, the Lessor to the Lenders or the Agent under the Loan Agreement, Notes and other Operative Documents.

     "Officer's Certificate" of a Person means a certificate signed by the Chairman of the Board or the President or any Executive Vice President or any Senior Vice President or any other Vice President of such Person signing with the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller or the Secretary or any Assistant Secretary of the such Person, or by any Vice President who is also Controller or Treasurer signing alone.

     "Operating Profits" means, as applied to any Person for any period, the operating revenue of such Person for such period, minus its costs of services for such period, and minus its selling, general and administrative costs for such period, but excluding therefrom all extraordinary gains or losses, as determined in accordance with GAAP.

     "Operative Documents" means the Master Agreement, the Operative Guaranty, the Purchase Agreement, the Assignment Agreement, the Remainderman Conveyance, the Lease, the Notes, the Loan Agreement, the Assignment of Lease and Rents, the Mortgage and the other documents delivered in connection with the transactions contemplated by the Master Agreement.

     "Operative Guaranty" means the Guaranty dated as of December 30, 1999 by the Guarantor in favor of the Funding Parties.

     "Overdue Rate" means the lesser of (a) the highest interest rate per annum permitted by Applicable Law and (b) (i) during the Rent Period in which the payment default first occurs, the Adjusted London Interbank Offered Rate for such Rent Period plus 2.50%, and (ii) after such Rent Period, an interest rate per annum (calculated on the basis on a 365-day (or 366-day, if appropriate) year equal to 2.0% above the Alternate Rate in effect from time to time.

     "Partnership Agreement" means that certain Limited Partnership Agreement dated October 26, 1990 between PREFCO VI Inc. and PREFCO VI LP Inc.

     "Payment Date" means each January 15th, April 15th, July 15th, and October 15th during the Lease Term or, if such day is not a Euro-Dollar Business Day, the next Euro-Dollar Business Day.

     "Payment Date Notice" is defined in Section 2.3(e) of the Master Agreement.

     "PBGC" means the Pension Benefit Guaranty Corporation, and any successor thereto.

     "Permitted Investments" means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of one year or less from the date of purchase thereof; (ii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a short-term deposit debt rating of Al by S&P or Pl by Moody's (or, if neither such organization shall rate such short-term deposits at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of one year or less from date of purchase thereof; and (iii) commercial paper of any holding company of a bank, trust company or national banking association described in clause
(ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof (other than the Lessee or any Affiliate thereof) having a rating assigned to such commercial paper of Al by S&P or Pl by Moody's (or, if neither such organization shall rate such commercial paper at any time, a rating equal to the highest ratings assigned by any nationally recognized rating organization in the United States of America) and having a final maturity of 270 days or less from the date of purchase thereof.

     "Permitted Liens" means the following with respect to the Leased Property:
(a) the respective rights and interests of the Lessee, the Lessor, the Agent, and any Lender, as provided in the Operative Documents, (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings,
(c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising after the related Closing Date in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (d) Liens arising after such Closing Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith, so long as the enforcement thereof has been stayed pending such appeal or review, (e) easements, rights of way, reservations, servitudes and rights of others against the Land which do not materially and adversely affect the value or the utility of the Leased Property,
(f) other Liens incidental to the conduct of Lessee's business which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not in the aggregate materially detract from the value of the Leased Property or materially impair the use thereof, (g) assignments, leases and subleases expressly permitted by the Operative Documents and (h) the Agreement Regarding Development and Option Agreement, the Tripartite Agreement, the Existing Lease and the Honeywell Lease.

     "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Tax Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

     "Potential Event of Default" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

     "Principal Officer" means any of the Authorized Officers or the General Counsel of the Lessee.

     "Properties" means all real property owned, leased or otherwise used or occupied by the Lessee or any Consolidated Subsidiary, wherever located.

     "Purchase Agreement" means with respect to any Land, the purchase agreement with the Seller for the conveyance of such Land to the Lessor.

     "Purchase Option" is defined in Section 14.1 of the Lease.

     "Recourse Deficiency Amount" means, with respect to the Leased Property, as of any date of determination thereof, the sum of the following relating to the Leased Property: (i) the aggregate principal amount of the A Loans then outstanding, plus (ii) the A Percentage of the Lessor's Invested Amounts then outstanding, plus (iii) all accrued and unpaid Yield on the A Percentage of the Lessor's Invested Amounts, plus (iv) all accrued and unpaid interest on the A Loans.

     "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to November 21, 2002, the "Termination Date" under the Credit Agreement either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

     "Regulations" means the income tax regulations promulgated from time to time under and pursuant to the Tax Code.

     "Release" means the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

     "Release Date" means, with respect to the Leased Property, the earlier of
(i) the date that the Leased Property Balance has been paid in full, and (ii) the date on which the Agent gives notice to the Lessor that the Lenders release any and all interest they may have in the Leased Property, and all proceeds thereof, and any rights to direct, consent or deny consent to any action by the Lessor with respect to the Leased Property.

     "Remainderman Conveyance" means the conveyance of the interest of the remainderman in the Land pursuant to the Deed.

     "Remarketing Option" is defined in Section 14.6 of the Lease.

     "Rent" means Basic Rent and Supplemental Rent, collectively.

     "Rent Period" means in the case of LIBOR Advances, either a 1, 2, 3 or 6 month period; provided that:

          (a) The initial Rent Period shall begin on the Closing Date and end on January 14, 2000.

          (b) The initial Rent Period for any Funding shall commence on the Funding Date of such Funding and each Rent Period occurring thereafter in respect of such Funding shall commence on the day on which the next preceding Rent Period expires;

          (c) If any Rent Period would otherwise expire on a day which is not a Business Day, such Rent Period shall expire on the next succeeding Business Day, provided that if any Rent Period in respect of LIBOR Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Rent Period shall expire on the next preceding Business Day;

          (d) Any Rent Period in respect of LIBOR Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Rent Period shall, subject to paragraph (e) below, expire on the last Business Day of such calendar month; and

          (e) No Rent Period shall extend beyond the Lease Termination Date.

     "Report" is defined in Section 7.6 of the Master Agreement.

     "Required Funding Parties" means, at any time, Funding Parties holding an aggregate outstanding principal amount of Funded Amounts equal to at least 51% of the aggregate outstanding principal amount of all Funded Amounts.

     "Required Lenders" means, at any time, Lenders holding an aggregate outstanding principal amount of Loans equal to at least 51% of the aggregate outstanding principal amount of all Loans.

     "Requirements of Law" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, permit, approval, authorization, license or variance, order or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations T, U and X of the Board of Governors of the Federal Reserve System, and any building, environmental or land use requirement or permit or occupational safety or health law, rule or regulation.

     "Responsible Officer" means the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer.

     "Restricted Information" means any agreement, document, report or memorandum containing proprietary or confidential information (including historical credit information, trade secrets and other information) relating to persons other than the Lessee and its Consolidated Subsidiaries, including Lessee's customers, subtenants and licenses and trade secrets relating to Lessee and its Consolidated Subsidiaries.

     "Restricted Investments" means Investments in joint ventures and in Subsidiaries of the Lessee which are not Consolidated Subsidiaries. Restricted Investments shall not include Investments made in the acquisition of a Person which becomes a Consolidated Subsidiary upon the closing of such acquisition.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Seller" means as to the Leased Property, the seller thereof to the Lessor on the related Closing Date.

     "Short-Term Debt" means at any date any Consolidated Debt (including, without limitation, any subordinated Debt) which matures less than one year after such date.

     "Subsidiaries' Assets and Liabilities" has the meaning set forth in the CSC Agreement.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Lessee.

     "SunTrust Bank" is defined in the preamble to the Master Agreement.

     "Supplemental Rent" means any and all amounts, liabilities and obligations other than Basic Rent which the Lessee assumes or agrees or is otherwise obligated to pay under the Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Agent, any Lender or any other party, including, without limitation, amounts under Article XVI of the Lease, and indemnities and damages for breach of any covenants, representations, warranties or agreements, and all overdue or late payment charges in respect of any Funded Amount.

     "Synthetic Lease" means any operating lease under GAAP for which the lessee retains or obtains federal tax ownership of the property leased.

     "Synthetic Lease Obligations" means any and all liabilities, indebtedness, rent, and all other obligations of the Lessee or any Consolidated Subsidiary owed under any Synthetic Lease.

     "Tax" or "Taxes" is defined in Section 7.4 of the Master Agreement.

     "Tax Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     "Tax Indemnitee" means the Lessor, the Agent, any Lender and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents thereof, provided, however, that in no event shall the Lessee be a Tax Indemnitee.

     "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Lessee's business and on a temporary basis.

     "Title Insurance Company" means the company that has or will issue the title policies with respect to a Leased Property, which company shall be reasonably acceptable to the Funding Parties.

     "Title Policy" is defined in Section 3.1 of the Master Agreement.

     "Total Assets" means the total assets of the Consolidated Companies, determined in accordance with GAAP.

     "Transaction" means all the transactions and activities referred to in or contemplated by the Operative Documents.

     "Tripartite Agreement/Option Agreement" means collectively the Tripartite Agreement dated November 30, 1990 among Honeywell, Lessor and Florida Ralco Limited Partnership and the Option and Subordination Agreement dated November 30, 1990 among Lessor and Florida Ralco Limited Partnership.

     "UCC" means the Uniform Commercial Code of Georgia, as in effect from time to time.

     "Unfunded Benefit Liabilities" means with respect to any Plan or Multiemployer Plan at any time, the amount of unfunded benefit liabilities of such Plan or Multiemployer Plan at such time as determined under ERISA Section 4001(a)(18) which shall not be less than the accumulated benefit obligation, as disclosed in accordance with FAS 87, over the fair market value of Plan or Multiemployer Plan assets.

     "Voting Stock" shall mean the securities of any class or classes of the Lessee the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors of the Lessee (or persons performing similar functions).

     "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares, or, in the case of any Subsidiary which is not organized or created under the laws of the United States of America or any state thereof or the District of Columbia, such nominal ownership interests which are required to be held by third parties under the laws of the foreign jurisdiction under which such Subsidiary was incorporated or organized) are at the time directly or indirectly owned by the Lessee.

     "Yield" is defined in Section 2.3 of the Master Agreement.

================================================================================

                                MASTER AGREEMENT
                               (FLORIDA PROPERTY)

                          Dated as of December 30, 1999

                                      among

                                  EQUIFAX INC.,
                            as Lessee and Guarantor,

                    PREFCO VI LIMITED PARTNERSHIP, as Lessor,

                         ATLANTIC FINANCIAL GROUP, LTD.

                                       and

                   SUNTRUST BANK, ATLANTA, as Agent and Lender

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1 DEFINITIONS; INTERPRETATION....................................     1

SECTION 2 ACQUISITION; NATURE OF TRANSACTION.............................     2
   SECTION 2.1  Agreement to Acquire, Fund and Lease.....................     2
   SECTION 2.2  Fundings.................................................     2
   SECTION 2.3  Funded Amounts and Interest and Yield Thereon;
                   Facility Fee................. ........................     3
   SECTION 2.4  Lessee Owner for Tax Purposes............................     4
   SECTION 2.5  Amounts Due Under Lease..................................     4

SECTION 3 CONDITIONS PRECEDENT; DOCUMENTS................................     5
   SECTION 3.1  Conditions to the Obligations of the Funding Parties on
                   the Closing Date......................................     5
   SECTION 3.2  Additional Conditions for the Closing Date...............     9
   SECTION 3.3  Conditions to the Obligations of Lessee..................    10
   SECTION 3.4  Additional Conditions to the Obligations of the Funding
      Parties on the Closing Date..... ..................................    11

SECTION 4 REPRESENTATIONS................................................    11
   SECTION 4.1  Representations of Lessee................................    11
   SECTION 4.2  Representations of the Lessor............................    18
   SECTION 4.3  Representations of each Lender...........................    20

SECTION 5 COVENANTS OF THE LESSEE........................................    20
   SECTION 5.1  Information..............................................    21
   SECTION 5.2  Inspection of Property, Books and Records................    23
   SECTION 5.3  Maintenance of Existence.................................    23
   SECTION 5.4  Dissolution..............................................    24
   SECTION 5.5  Consolidations, Mergers and Sales of Assets..............    24
   SECTION 5.6  [Intentionally Left Blank]...............................    24
   SECTION 5.7  Compliance with Laws; Payment of Taxes...................    25
   SECTION 5.8  Insurance................................................    25
   SECTION 5.9  Change in Fiscal Year....................................    25
   SECTION 5.10 Maintenance of Property..................................    25
   SECTION 5.11 Environmental Notices....................................    25
   SECTION 5.12 Environmental Matters....................................    25
   SECTION 5.13 Environmental Release....................................    26
   SECTION 5.14 Heavy Metals.............................................    26
   SECTION 5.15 Storage Tanks............................................    26
   SECTION 5.16 Transactions with Affiliates.............................    26
   SECTION 5.17 Restricted Investments...................................    27
   SECTION 5.18 Assignment of Lease and Rents............................    27
   SECTION 5.19 Debt of Consolidated Subsidiaries........................    27

   SECTION 5.20 Negative Pledge..........................................    27
   SECTION 5.21 Interest Coverage Ratio..................................    29
   SECTION 5.22 Ratio of Consolidated Funded Debt to Cash Flow...........    29
   SECTION 5.23 Appraisal................................................    30

SECTION 6 TRANSFERS BY LESSOR AND LENDERS................................    30
   SECTION 6.1  Lessor Transfers.........................................    30
   SECTION 6.2  Loan Agreement; Lender Transfers.........................    30
   SECTION 6.3  Lessee Competitors.......................................    31
   SECTION 6.4  Lessor's Covenants.......................................    31
   SECTION 6.5  Existing Property Documents..............................    32

SECTION 7 INDEMNIFICATION................................................    33
   SECTION 7.1  General Indemnification..................................    33
   SECTION 7.2  Environmental Indemnity..................................    35
   SECTION 7.3  Proceedings in Respect of Claims.........................    37
   SECTION 7.4  General Tax Indemnity....................................    39
   SECTION 7.5  Basis for Determining Interest Rate Inadequate or
                   Unfair................................................    46
   SECTION 7.6  Illegality...............................................    46
   SECTION 7.7  Increased Cost and Reduced Return........................    46
   SECTION 7.8  Alternative Rate Advances Substituted for Affected
                   LIBOR Advances........................................    49
   SECTION 7.9  Compensation.............................................    49
   SECTION 7.10 Limitation on Certain Payment Obligations................    50
   SECTION 7.11 End of Term Indemnity....................................    50

SECTION 8 MISCELLANEOUS..................................................    51
   SECTION 8.1  Survival of Agreements...................................    51
   SECTION 8.2  Notices..................................................    51
   SECTION 8.3  Counterparts.............................................    51
   SECTION 8.4  Amendments...............................................    52
   SECTION 8.5  Headings, etc............................................    53
   SECTION 8.6  Parties in Interest......................................    53
   SECTION 8.7  GOVERNING LAW............................................    53
   SECTION 8.8  Expenses.................................................    53
   SECTION 8.9  Severability.............................................    53
   SECTION 8.10 Liabilities of the Funding Parties.......................    54
   SECTION 8.11 Submission to Jurisdiction; Waivers......................    54
   SECTION 8.12 Liabilities of the Agent.................................    55
   SECTION 8.13 Confidentiality..........................................    55

APPENDIX A        Definitions and Interpretation

                                    SCHEDULES

SCHEDULE 1.1      Leased Property
SCHEDULE 2.2      Commitments
SCHEDULE 4.1(f)   ERISA Matters
SCHEDULE 4.1(h)   Subsidiaries
SCHEDULE 4.1(n)   Environmental Matters
SCHEDULE 4.1(o)   Capital Stock
SCHEDULE 5.12     Hazardous Materials
SCHEDULE 5.18     Existing Liens
SCHEDULE 6        Lessee Competitors
SCHEDULE 8.2      Notice Information

                                    EXHIBITS

EXHIBIT A         Form of Funding Request
EXHIBIT B         Form of Assignment of Lease and Rents
EXHIBIT C         [INTENTIONALLY OMITTED]
EXHIBIT D         Form of Mortgage
EXHIBIT E         Form of Compliance Certificate
EXHIBIT F         Form of Environmental Audit Reliance Letter
EXHIBIT G         Forms of Opinions of Counsel
EXHIBIT H         [INTENTIONALLY OMITTED]
EXHIBIT I         Form of Payment Date Notice
EXHIBIT J         Form of Assignment and Assumption Agreement

                                MASTER AGREEMENT
                               (FLORIDA PROPERTY)

     THIS MASTER AGREEMENT (FLORIDA PROPERTY), dated as of December 30, 1999 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Master Agreement"), is among EQUIFAX INC., a Georgia corporation ("Lessee"),PREFCO VI LIMITED PARTNERSHIP, a Connecticut limited partnership, as Lessor (the "Lessor"), ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership ("AFG"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Agent (the "Agent") and Lender.

                              PRELIMINARY STATEMENT

     In accordance with the terms and provisions of this Master Agreement, the Lease, the Loan Agreement and the other Operative Documents, (i) AFG contemplates acquiring the partnership interests in the Lessor and causing the Lessor to acquire the remainderman interest in the Leased Property, (ii) the Lessor holds an estate for years in the Leased Property, will acquire the remainderman interest in the Leased Property and contemplates leasing the Leased Property to the Lessee under the Lease, (iii) the Lessor wishes to obtain, and the Lenders are willing to provide, financing to the Lessor, and (vi) the Lessee is willing to provide its Operative Guaranty to the Funding Parties.

     In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Master Agreement.

                                    SECTION 2
                       ACQUISITION; NATURE OF TRANSACTION

     SECTION 2.1 Agreement to Acquire, Fund and Lease. Subject to the terms and conditions of this Master Agreement, on the Closing Date (i) AFG agrees to acquire the partnership interests in the Lessor and to cause the Lessor to acquire the remainderman interest in the Leased Property, (ii) the Lessor hereby agrees to lease the Leased Property to the Lessee pursuant to the Lease, and
(iii) the Lessee hereby agrees to lease the Leased Property from the Lessor pursuant to the Lease.

     SECTION 2.2 Fundings.

          (a) Funding on Closing Date. Subject to the terms and conditions of this Master Agreement, on the Closing Date, the Lender shall make available to the Lessor its Loans with respect to the Leased Property in an amount equal to the product of such Lender's Commitment Percentage times the unpaid acquisition, transaction and closing costs incurred by the Lessee through or to be paid upon the Closing Date, which funds the Lessor shall use, together with Lessor funds in an amount equal to the product of the Lessor's Commitment Percentage times the unpaid acquisition, transaction and closing costs incurred by the Lessor through or to be paid upon the Closing Date, and the Lessor shall lease the Leased Property to the Lessee pursuant to the Lease.

          (b) Aggregate Limits on Funded Amounts. The aggregate amount that the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement and the Loan Agreement shall not exceed (x) the costs of purchase of remainderman interest in the Leased Property and the related closing, transaction and financing costs, or (y) $23,175,000 in the aggregate. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and (ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

          (c) Notice, Time and Place of Fundings. The Lessee shall give the Lessor and the Agent an irrevocable prior written notice not later than 12:00 noon, Atlanta, Georgia, two Business Days prior to the proposed Closing Date pursuant to a Funding Request in the form of Exhibit A (a "Funding Request"), specifying the Closing Date, the amount of Funding requested, and the Rent Period(s) therefor. All documents and instruments required to be delivered on such Closing Date pursuant to this Master Agreement shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois

60603, or at such other location as may be determined by the Lessor, the Lessee and the Agent. Each Funding shall occur on a Business Day. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the Lessee, with receipt by the Lessee not later than 1:00 p.m., Atlanta, Georgia time, on the Closing Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in Section 3.

          (d) Lessee's Deemed Representation for Each Funding. The Funding Request by the Lessee shall be deemed a reaffirmation of the Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation by the Lessee to the Lessor, the Agent and the Lenders that on the proposed Closing Date (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the Leased Property and transaction and closing costs in respect of the Leased Property, (ii) no Event of Default or Potential Event of Default exists, and (iii) the representations of the Lessee set forth in Section 4.1 are true and correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

          (e) Notwithstanding anything to the contrary set forth herein or in the other Operative Documents, the Lender's and the Lessor's commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

     SECTION 2.3 Funded Amounts and Interest and Yield Thereon; Facility Fee.

          (a) The Lessor's Invested Amount for the Leased Property outstanding from time to time shall accrue yield ("Yield") at a rate per annum prior to January 15, 2000 equal to the sum of the Adjusted London Interbank Offered Rate for 30-day periods plus 1.50% and thereafter equal during each Rent Period to the sum of the Adjusted London Interbank Offered Rate for such Rent Period plus 1.50% computed using the actual number of days elapsed and a 360 day year. If all or a portion of the principal amount of or yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Lease, to the maximum extent permitted by law, accrue yield at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment).

          (b) Each Lender's Funded Amount for the Leased Property outstanding from time to time shall accrue interest as provided in the Loan Agreement.

          (c) Three Business Days prior to the last day of each Rent Period, the Lessee shall deliver to the Lessor and the Agent a notice substantially in the form of Exhibit I (each, a "Payment Date Notice"), appropriately completed, specifying the allocation of the Funded Amounts related to such Rent Period to the applicable subsequent Rent Periods therefor, provided that no such allocation shall be in an amount less than $500,000. Each such Payment Date Notice shall be irrevocable. If no such notice is given, the Funded Amounts shall have a Rent Period of three (3) months. Notwithstanding the foregoing, the initial Rent Period will end on January 14, 2000.

     SECTION 2.4 Lessee Owner for Tax Purposes. It is the intent of the Lessee and the Funding Parties that for federal, state and local tax purposes (A) the Lessee owns the Leased Property and will be entitled to all tax benefits ordinarily available to an owner of property similar to the Leased Property, (B) the Lease will be treated as a financing arrangement, and (C) the Lessor will be treated as a lender making loans to the Lessee. Nevertheless, the Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that the Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

     SECTION 2.5 Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee and the Funding Parties that: (i) the amount and timing of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable with respect to interest on, and principal of, the Loans in respect of the Leased Property and Yield on, and principal of, the Lessor's Invested Amounts, if any, in respect of the Leased Property on each Payment Date; (ii) if the Lessee elects the Purchase Option with respect to the Leased Property or becomes obligated to purchase the Leased Property under the Lease, the Funded Amounts in respect of the Leased Property, all interest and Yield thereon and all other obligations of the Lessee owing to the Funding Parties in respect of the Leased Property shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option, the principal amount of, and accrued interest on, the A Loans and the A Percentage of the Lessor's Invested Amounts, if any, will be paid out of the Recourse Deficiency Amount, and the Lessee shall only be required to pay to the Lenders in respect of the principal amount of the B Loans and to the Lessor in respect of the B Percentage of the Lessor's Invested Amounts, if any, the proceeds of the sale of the Leased Property; and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the Leased Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Loans in respect of the Leased Property, and accrued interest thereon, the Lessor's Invested Amounts in respect of the Leased Property, if any, and accrued Yield thereon and all other obligations of the Lessee owing to the Funding Parties in respect of the Leased Property.

                                    SECTION 3
                         CONDITIONS PRECEDENT; DOCUMENTS

     SECTION 3.1 Conditions to the Obligations of the Funding Parties on the Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Closing Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Closing Date of the following conditions precedent, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.1 which are required to be performed by such Funding
Party:

          (a) Documents. The following documents shall have been executed and delivered by the respective parties thereto:

               (i) Assignment Agreements, etc. Assignment Agreements and Remainderman Conveyances duly executed by the respective assignors shall each have been delivered to AFG and the Lessor, with copies of each thereof to each Funding Party and shall be satisfactory in form and substance to AFG and the Agent.

               (ii) Mortgage and Assignment of Lease and Rents. Counterparts of the Mortgage substantially in the form of Exhibit D attached hereto, duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage shall secure all of the debt to the Agent); and the Assignment of Lease and Rents in recordable form, duly executed by the Lessor, shall have been delivered to the Agent.

               (iii) Survey. The Lessee shall have delivered, or shall have caused to be delivered, to the Lessor and the Agent, at the Lessee's expense, an accurate survey of the Leased Property certified to the Lessor and the Agent in a form satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent in their reasonable discretion and prepared within seven months of the Closing Date by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall (1) be acceptable to the Title Insurance Company for the purpose of providing extended coverage to the Lessor and a lender's comprehensive endorsement to the Agent, (2) show no material encroachments on such Land by structures owned by others, and no material encroachments from any part of the Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be reasonably acceptable to each such Person.

               (iv) Title and Title Insurance. On the Closing Date, the Lessor shall receive from a title insurance company reasonably acceptable to the Lessor and the Agent an ALTA Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of $23,175,000.00, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "Title Policy"). The Title Policy shall be dated as of the Closing Date, and, to the extent permitted under Applicable Law, shall include coverage over such matters as the Lessor or the Agent shall reasonably request.

               (v) Environmental Audit and related Reliance Letter. The Lessor and the Agent shall have received an Environmental Audit for the Leased Property showing that no Hazardous Materials are present other than Hazardous Materials used in the ordinary course of business of the Lessee and in compliance in all material respects with all Environmental Laws or which is otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit for the Leased Property shall have delivered to the Lessor and the Agent a letter (substantially in the form of Exhibit F) stating that the Lessor, the Agent and the Lenders may rely upon such firm's Environmental Audit of such Land, it being understood that the Lessor's and the Agent's acceptance of any such Environmental Audit shall not release or impair the Lessee's obligations under the Operative Documents with respect to any environmental liabilities relating to the Leased Property.

               (vi) Officer's Certificate. Each of the Agent and the Lessor shall have received an Officer's Certificate of the Lessee stating that, to the best of the officer's knowledge, (A) each and every representation and warranty of the Lessee contained in the Operative Documents is true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; (B) no Event of Default or Potential Event of Default has occurred and is continuing; (C) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and
          (D) no event that could reasonably be expected to have a Material Adverse Effect has occurred since September 30, 1999.

               (vii) UCC Financing Statement; Recording Fees; Transfer Taxes. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and UCC-2 financing statement to be filed with the Secretary of State of the applicable

          State (or other appropriate filing office) and the county where the related Land is located respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to protect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the Lease, the Mortgage and the Assignment of Lease and Rents.

               (viii) Opinions. The opinion of Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., local counsel for the Lessee qualified in Florida, substantially in the form set forth in Exhibit G-2, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lender.

          (b) Litigation. No action or proceeding shall have been instituted or threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which could reasonably be expected to result in a Material Adverse Effect.

          (c) Legality. In the opinion of such Funding Party or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

          (d) No Events. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking relating to the Leased Property shall have occurred and be continuing, (ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and
(iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since September 30, 1999.

          (e) Representations. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date.

          (f) Cutoff Date. The Closing Date shall occur on or prior to December 31, 1999.

          (g) Transaction Expenses. The Lessee shall have paid the Transaction Costs then accrued and invoiced which the Lessee has agreed to pay pursuant to
Section 8.8.

     SECTION 3.2 Additional Conditions for the Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under
Section 2 of this Master Agreement to be performed on the initial Closing Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the initial Closing Date of the following conditions precedent in addition to those set forth in Section 3.1, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.2 which are required to be performed by such Funding Party:

               (i) Operative Guaranty. Counterparts of the Operative Guaranty, duly executed by the Lessee, shall have been delivered to each Funding Party.

               (ii) Loan Agreement. Counterparts of the Loan Agreement, duly executed by the Lessor, the Agent and the Lender, shall have been delivered to each of the parties thereto.

               (iii) Master Agreement. Counterparts of this Master Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

               (iv) Lease. Counterparts of the Lease, duly executed by the Lessee and the Lessor, shall have been delivered to each Funding Party and the original, chattel paper copy of the Lease shall have been delivered to the Agent.

               (v) Lessee's Resolutions and Incumbency Certificate, etc. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of the Lessee, attaching and certifying as to (i) the Board of Directors' or other authorizing resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its articles of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and (iv) its by-laws, and (y) good standing certificates for the Lessee from the appropriate offices of the States of such Person's incorporation and principal place of business.

               (vi) Opinions of Counsel. The opinions of Long Aldridge & Norman LLP and of internal counsel to the Lessee, dated the initial Closing Date, substantially in the form set forth in Exhibit G-1, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent and the Lender.

               (vii) Lessor's Incumbency Certificate. If a Loan Agreement is then in effect, the Agent shall have received a certificate of secretary of the Lessor attaching and certifying as to the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf.

     SECTION 3.3 Conditions to the Obligations of Lessee. The obligations of the Lessee to lease from the Lessor are subject to the fulfillment on the related Closing Date to the satisfaction of, or waiver by, the Lessee, of the following conditions precedent:

          (a) General Conditions. The conditions set forth in Sections 3.1 and
3.2 that require fulfillment by the Lessor or the Lender shall have been satisfied.

                  (b) Legality. In the opinion of the Lessee or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for the Lessee to participate in any of the transactions contemplated by the Operative Documents.

     SECTION 3.4 Additional Conditions to the Obligations of the Funding Parties on the Closing Date. The obligations of the Lessor and each Lender to carry out their respective obligations under Section 2 of this Master Agreement to be performed on the Closing Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) or prior to the Closing Date of the following conditions precedent in addition to those set forth in Sections 3.1 and 3.2, provided that the obligations of any Funding Party shall not be subject to any conditions contained in this Section 3.4 which are required to be performed by such Funding Party:

          (a) Funding Request. The Lessor and the Agent shall have received from the Lessee the Funding Request therefor pursuant to Section 2.2(d).

          (b) No Filed Mechanics Lien. As of the Closing Date, and as to any Funded Amount requested for the Leased Property, no mechanic's liens or materialman's liens have been filed against the Leased Property that have not been discharged, bonded over in a manner reasonably satisfactory to the Agent or insured over by the Title Insurance Company.

                                    SECTION 4
                                 REPRESENTATIONS

     SECTION 4.1 Representations of Lessee. Effective as of the date of execution hereof and as of the Closing Date, the Lessee represents and warrants to each of the other parties hereto as follows:

          (a) Corporate Existence and Power. The Lessee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where the failure to qualify would have a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Lessee of this Agreement and the other Operative Documents to which it is a party (i) are within the Lessee's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Lessee or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Lessee or any of the Subsidiaries which contravention or default is reasonably likely to have a Material Adverse Effect, and (v) do not result in the creation or imposition of any Lien other than the Liens created by the Operative Documents on any asset of the Lessee or any of the Subsidiaries.

          (c) Binding Effect. This Agreement and each other Operative Document to which the Lessee is a party each constitute a valid and binding agreement of the Lessee, enforceable in accordance with its terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

          (d) Financial Information. (i) The consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as of December 31, 1998 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Andersen & Co., copies of which have been delivered to each of the Funding Parties, and the unaudited consolidated financial statements of the Lessee for the interim period ended September 30, 1999, copies of which have been delivered to each of the Funding Parties, fairly present, in conformity with GAAP (except for year-end adjustments and the absence of footnotes in the case of interim statements), the consolidated financial position of the Lessee and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

               (ii) Since September 30, 1999 there has been no event, act, condition or occurrence having a Material Adverse Effect.

          (e) No Litigation. There is no action, suit or proceeding pending against or affecting the Lessee or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official which could reasonably be expected to have a Material Adverse Effect.

          (f) Compliance with ERISA. Except as set forth in Schedule 4.1(f) as the same may be revised from time to time, (i) the Lessee and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Tax Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Tax Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA; and (ii) neither the Lessee nor any member of the Controlled Group is or ever has been obligated to any material contribution to any Multiemployer Plan.

          (g) Compliance with Laws; Payment of Taxes. The Lessee and each Consolidated Subsidiary is in compliance with all applicable laws, regulations and similar requirements of governmental authorities the failure to comply with which would result in a Material Adverse Effect, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Lessee and each Consolidated Subsidiary all Federal, state and local income, excise, property and other material tax returns which are required to be filed by them (or appropriate extensions of such filings have been obtained) and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Lessee or any Consolidated Subsidiary (which are not being contested in good faith by such Person) have been paid. The charges, accruals and reserves on the books of the Lessee and each Consolidated Subsidiary in respect of taxes or other governmental charges are, in the opinion of the Lessee adequate. United States federal income tax returns (where applicable) of the Lessee and each Consolidated Subsidiary have been examined and closed through the Fiscal Year ended December 31, 1993.

          (h) Subsidiaries; Identification of Consolidated Subsidiaries. Each of the Consolidated Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where the failure to so qualify would have a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted in each case where the failure to have the same would have a Material Adverse Effect. As of the initial Closing Date, the Lessee has no Subsidiaries except for those Subsidiaries listed on Schedule 4.1(h) which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation, and which identifies Consolidated Subsidiaries as being such. After the initial Closing Date, in the event that

Lessee's Subsidiaries are no longer published in the Lessee's annual reports filed with the Securities and Exchange Commission, Schedule 4.1(h) shall be supplemented from time to time by the Lessee, with copies to the Funding Parties, to identify any additional Subsidiary and any Subsidiary which has become a Consolidated Subsidiary and which has not previously been shown as such on such annual reports or on Schedule 4.1(h) as previously supplemented.

          (i) Investment Company Act. Neither the Lessee nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (j) Public Utility Holding Company Act. Neither the Lessee nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

          (k) Ownership of Property; Liens. The Lessee and each Consolidated Subsidiary has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.18.

          (l) No Default. Neither the Lessee nor any Consolidated Subsidiary is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could reasonably be expected to have or cause a Material Adverse Effect. No Event of Default or Potential Event of Default has occurred and is continuing.

          (m) Full Disclosure. All information heretofore furnished by the Lessee to any Funding Party (including, without limitation, information contained in the Lessee's form 10-K annual report for Fiscal Year 1996 and form 10-Q quarterly report for the second Fiscal Quarter of 1997) for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Lessee to any Funding Party will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

          (n) Environmental Matters. (i) Neither the Lessee nor any Consolidated Subsidiary is subject to any Environmental Liability which could reasonably be expected to have or cause a

Material Adverse Effect and neither the Lessee nor any Consolidated Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA where the probable resulting liability would have a Material Adverse Effect. Except as disclosed on Schedule 4.1(n), as revised from time to time, to the knowledge of the Lessee, none of the Properties has been identified on any current or proposed (1) National Priorities List under 40 C.F.R. Section 300, (2) CERCLIS list or (3) any list arising from a state statute similar to CERCLA, in each case under circumstances which have or could reasonably be expected to have a Material Adverse Effect.

               (ii) Except as disclosed on Schedule 4.1(n), as revised from time to time, to the knowledge of the Lessee, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements, except in such instances where such failure of compliance would not have a Material Adverse Effect.

               (iii) Except as disclosed on Schedule 4.1(n), as revised from time to time, the Lessee, and each of the Subsidiaries has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Lessee's and each Consolidated Subsidiary's respective businesses, except in such instances where such failure of compliance would not have a Material Adverse Effect.

          (o) Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Lessee and each Consolidated Subsidiary presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. Except as set forth in
Schedule 4.1(o), as revised from time to time, the issued shares of Capital Stock of the Lessee's Wholly Owned Subsidiaries which are owned by the Lessee are owned by the Lessee free and clear of any Lien or adverse claim and at least a majority of the issued shares of capital stock of each of the Lessee's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Lessee free and clear of any Lien or adverse claim.

          (p) Margin Stock. Neither the Lessee nor any Subsidiary is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Funded Amount will be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation U or Regulation X.

          (q) Insolvency. After giving effect to the execution and delivery of the Operative Documents and the funding of the Funded Amounts under the Operative Agreement: (i) the Lessee will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in
Section 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or
Section 5 of the UFCA; and (ii) the obligations of the Lessee under the Operative Documents will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4(q), "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

          (r) Insurance. The Lessee and each Consolidated Subsidiary has (either in the name of the Lessee or in such Consolidated Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in comparable amounts and against comparable risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

          (s) Rights in Respect of the Leased Property. The Lessee is not a party to any contract or agreement to sell any interest in the Leased Property or any part thereof, other than pursuant to the Operative Documents or the Existing Lease

          (t) Hazardous Materials. (i) To the best knowledge of the Lessee, on the Closing Date, except as disclosed in the Environmental Audit, there are no Hazardous Materials present at, upon, under or within the Leased Property or released or transported to or from the Leased Property (except in compliance in all material respects with all applicable Environmental Laws).

               (ii) On the Closing Date, no Governmental Actions have been taken or are in process or have been threatened, which could reasonably be expected to subject the Leased Property, any Lender or the Lessor with respect to the Leased Property to any Claims or Liens under any Environmental Law which would have a materially adverse effect on the Lessee, the Lessor, any Lender or the Leased Property.

               (iii) The Lessee has, or will obtain on or before the date required by applicable Environmental Laws, all Environmental Permits necessary to operate the Leased Property in accordance with applicable Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to obtain such Environmental Permits or to so comply would not have a Material Adverse Effect.

               (iv) No notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to the Lessee, no penalty has been assessed on the Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Environmental Authority or other Person in each case relating to the Leased Property with respect to any alleged material violation or liability of the Lessee under any Environmental Law. No material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or, to its best knowledge, threatened by any Environmental Authority or other Person relating to the Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

               (v) Except as disclosed in the Environmental Audit, the Leased Property and each portion thereof are presently in compliance in all material respects with all Environmental Laws, and there are no present or, to the Lessee's best knowledge, past facts, circumstances, activities, events, conditions or occurrences regarding the Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a material Claim against the Leased Property, any Funding Party or the Lessee, (B) cause the Leased Property to be subject to any restrictions on ownership, occupancy, use or transferability under any applicable Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which the Leased Property is located, or (D) prevent or interfere with the continued operation and maintenance of the Leased Property as contemplated by the Operative Documents.

               (vi) Notwithstanding any provision herein or in the Lease to the contrary, Lessor and Agent agree that it is not, and will not constitute, a violation of any representation, warranty or covenant of the Lessee made in this Agreement, the Lease or any other Operative Document, if Hazardous Materials shall be present or handled, generated, stored, processed or disposed of on, or released or discharged from, the Leased Property, to the extent such Hazardous Materials are used by or on behalf of Lessee in the ordinary course of Lessee's business and in material compliance with all Environmental Laws.

          (u) Leased Property. The present condition and use of the Leased Property conforms in all material respects with all conditions or requirements of all existing permits and approvals issued with respect to the Leased Property, and the present use of the Leased Property and the Lessee's future intended use of the Leased Property under the Lease does not, in any material respect, violate any Applicable Law. No material notices, complaints or orders of violation or non-compliance have been issued or, to the Lessee's best knowledge, threatened or contemplated by any Governmental Authority with respect to the Leased Property or any present or intended future use thereof. All agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as the Lessee intends to use the Leased Property under the Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to the Lessee's best knowledge will be, obtained and are in full force and effect, and the Lessee has no knowledge of any pending modification or cancellation of any of the same. The Lessee does not make any representation hereby with respect to compliance with the Tripartite Agreement/Option Agreement.

          SECTION 4.2 Representations of the Lessor. Effective as of the date of execution hereof and as of the Closing Date, the Lessor represents and warrants to the Agent, the Lender and the Lessee as follows:

          (a) Securities Act. The interest being acquired or to be acquired by the Lessor in the Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with Section 6.1.

          (b) Employee Benefit Plans. The Lessor is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Tax Code.

          (c) Brokers, Finders. The Lessor has not retained or employed any broker, finder or financial adviser in connection with this Master Agreement as to which any fees or commissions described in Section 7.1(f) have been incurred.

          (d) Due Organization, etc. The Lessor is a limited partnership duly organized and validly existing in good standing under the laws of Connecticut and qualified as a foreign partnership in good standing under the laws of Florida and has full power, authority and legal right to execute, deliver and perform its obligations under the Lease, this Master Agreement and each other Operative Document to which it is or will be a party.

          (e) Due Authorization; Enforceability, etc. This Master Agreement and each other Operative Document to which the Lessor is or will be a party have been or will be duly authorized, executed and delivered by or on behalf of the Lessor and are, or upon execution and delivery will be, legal, valid and binding obligations of the Lessor enforceable against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general equitable principles.

          (f) No Conflict. The execution and delivery by the Lessor of the Lease, this Master Agreement and each other Operative Document to which the Lessor is or will be a party, are not or will not be, and the performance by the Lessor of its obligations under each will not be, inconsistent with its Partnership Agreement, do not and will not contravene any Applicable Law and do not and will not contravene any provision of, or constitute a default under, any Contractual Obligation of Lessor, and the Lessor possesses all requisite regulatory authority to undertake and perform its obligations under the Operative Documents.

          (g) Litigation. There are no pending or, to the knowledge of the Lessor, threatened actions or proceedings against the Lessor before any court, arbitrator or administrative agency that would have a material adverse effect upon the ability of the Lessor to perform its obligations under this Master Agreement or any other Operative Documents to which it is or will be a party.

          (h) Lessor Liens. No Lessor Liens (other than those created by the Operative Documents) exist on the Closing Date on the Leased Property, or any portion thereof, and the execution, delivery and performance by the Lessor of this Master Agreement or any other Operative Document to which it is or will be a party will not subject the Leased Property, or any portion thereof, to any Lessor Liens (other than those created by the Operative Documents).

          (i) Partners. The general partner of the Lessor is AFT Prefco GP, LLC and the limited partner of the Lessor is AFG Prefco, LLC.

          SECTION 4.3 Representations of each Lender. As of the Closing Date, the Lender represents and warrants to the Lessor and to the Lessee as follows:

          (a) Securities Act. The interest being acquired or to be acquired by the Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that the Lender shall be entitled to assign, convey or transfer its interest in accordance with Section 6.2. The Lender is an accredited investor as that term is defined in Rule 501(a) under the Securities Act.

          (b) Employee Benefit Plans. The Lender is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Tax Code.

          (c) Brokers, Finders. The Lender has not retained or employed any broker, finder or financial adviser in connection with this Master Agreement as to which any fees or commissions described in Section 7.1(f) have been incurred.

                                    SECTION 5
                             COVENANTS OF THE LESSEE

          So long as any Commitment remains in effect hereunder or any Funded Amount shall remain outstanding, the Lessee will (unless waived in writing by the Required Funding Parties) perform the following covenants (it being understood and agreed that Sections 5.19 and 5.20 and any related defined terms used therein shall be deemed to be amended automatically from time to time in a manner corresponding to any amendment effected from time to time to the corresponding provisions and defined terms in the Credit Agreement, provided that SunTrust Bank, Atlanta has, in its capacity as a lender under the Credit Agreement, consented to such amendment):

     SECTION 5.1 Information. The Lessee will deliver to each of the Funding
Parties:

          (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Arthur Andersen & Co. or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Funding Parties;

          (b) as soon as available and in any event within 60 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Lessee and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by an Authorized Officer or the chief accounting officer of the Lessee;

          (c) within 10 Domestic Business Days after the delivery of each set of financial statements referred to in paragraph (a) above and simultaneously with the delivery of each set of financial statements referred to in paragraph (b) above, a certificate, substantially in the form of Exhibit E (a "Compliance Certificate"), of an Authorized Officer or the chief accounting officer of the Lessee (i) setting forth in reasonable detail the calculations required to establish whether the Lessee was in compliance with the requirements of Sections
5.15 through 5.20, inclusive, on the date of such financial statements and (ii) stating whether any Event of Default or Potential Event of Default exists on the date of such certificate and, if any Event of Default or Potential Event of Default then exists, setting forth the details thereof and the action which the Lessee is taking or proposes to take with respect thereto;

          (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Event of Default or Potential Event of Default existed on the date of such financial statements;

          (e) within 5 Domestic Business Days after a Principal Officer becomes aware of the occurrence of any Event of Default or Potential Event of Default, a certificate of an Authorized Officer or the chief accounting officer of the Lessee setting forth the details thereof and the action which the Lessee is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Lessee generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Lessee shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which could reasonably be expected to constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice, provided, however, that each of the foregoing notices shall not be required to be given unless the reportable event, withdrawal liability, plan termination, or trustee appointment involved could reasonably be expected to give rise to a liability of more than $1,000,000 on the part of the Lessee or any of its Subsidiaries; and

          (i) from time to time such additional information regarding the financial position or business of the Lessee and the Subsidiaries as the Agent, at the request of any Funding Party, may reasonably request.

     SECTION 5.2 Inspection of Property, Books and Records.

          (a) The Lessee will keep, and will cause each Consolidated Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

          (b) Prior to the occurrence of an Event of Default or a Potential Event of Default, the Lessee will, and the Lessee will cause each Consolidated Subsidiary to, permit representatives of any Funding Party at such Funding Party's expense after reasonable notice during regular business hours (which date of visit shall be mutually agreed upon but shall not be later than 2 weeks after the date requested by such Funding Party) to visit and inspect, in the company of any of the Principal Officers or their designees and their independent public accountants, any of their respective properties, and to examine and make abstracts from any of their respective books and records and to discuss with any of the Principal Officers the respective affairs, finances and accounts of the Lessee and its Subsidiaries.

          (c) After the occurrence of an Event of Default or a Potential Event of Default, the Lessee will permit, and the Lessee will cause each Consolidated Subsidiary to permit, at the Lessee's expense, representatives of any Funding Party to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants.

          The Lessee agrees to cooperate and assist in such visits and inspections set forth in paragraphs (b) and (c) above in this Section, in each case at such reasonable times and as often as may reasonably be desired. Provided, however, (i) in no event shall any Funding Party have access to (1) information prohibited by law or (2) Restricted Information, (ii) Lessee may designate an employee to accompany any Funding Party, and (iii) in the event any Funding Party desires to inspect confidential matters (which matters shall in no event include financial information and data of the Lessee or its Subsidiaries or other information the Funding Parties may require in order to determine compliance with this Agreement) under this Section, such Funding Party shall execute a confidentiality agreement relating to such matters, which agreement shall contain reasonable terms acceptable to such Funding Party and its counsel.

     SECTION 5.3 Maintenance of Existence. The Lessee shall and shall cause each Consolidated Subsidiary to, maintain its corporate existence (except for any corporate reorganization, dissolutions or liquidations expressly permitted by
Section 5.4 or 5.5 hereof) and to carry on its business in substantially the same manner and in substantially the same field as such business is now carried on and maintained.

     SECTION 5.4 Dissolution. Neither the Lessee nor any Consolidated Subsidiaries shall (a) suffer or permit dissolution or liquidation either in whole or in part, or (b) redeem or retire any shares of its own stock or that of any Consolidated Subsidiary, except (i) through corporate reorganization to the extent permitted by Section 5.5, or (ii) solely in accordance with its policies and programs approved by the Lessee's Board of Directors from time to time, but in no event during the existence of an uncured Event of Default, whether caused by such dissolution, liquidation or otherwise.

     SECTION 5.5 Consolidations, Mergers and Sales of Assets. The Lessee will not, and the Lessee will not permit any Consolidated Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any Subsidiary or division, provided that (a) the Lessee and any Consolidated Subsidiary may merge with another Person (provided that in the event of such merger involving the Lessee, the Lessee is the surviving Person) if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Lessee or a Consolidated Subsidiary is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Event of Default or Potential Event of Default shall have occurred and be continuing, (b) Subsidiaries may merge with one another or with the Lessee or with any other Person which will become a Subsidiary as a result of such merger, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a Subsidiary or division shall not prohibit, (i) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a Subsidiary or division (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a Subsidiary or division to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other Subsidiaries or divisions discontinued, in any Fiscal Year contributed more than 17.5% of Consolidated Operating Profits for the immediately preceding Fiscal Year, or (ii) sales of accounts receivable in connection with an accounts receivable securitization program in which the aggregate principal amount invested by the purchaser of such receivables does not exceed $150,000,000 at any one time.

     SECTION 5.6 [Intentionally Left Blank]

     SECTION 5.7 Compliance with Laws; Payment of Taxes. The Lessee will, and will cause each of the Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except (i) where the necessity of such compliance is being contested in good faith through appropriate proceedings, or (ii) where the failure to do so would not have a Material Adverse Effect. The Lessee will, and will cause each of the Subsidiaries to, pay prior to the time the same become delinquent all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Lessee or any Consolidated Subsidiary, except
(i) liabilities being contested in good faith and against which, if requested by the Agent, the Lessee will set up reserves in accordance with GAAP, or (ii) where the failure to do so would not have a Material Adverse Effect.

     SECTION 5.8 Insurance. The Lessee will maintain, and the Lessee will cause each of the Subsidiaries to maintain (either in the name of the Lessee or in such Consolidated Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property material to its business in comparable amounts and against such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

     SECTION 5.9 Change in Fiscal Year. The Lessee will not change its Fiscal Year without the consent of the Required Funding Parties.

     SECTION 5.10 Maintenance of Property. The Lessee shall, and the Lessee shall cause each Consolidated Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted, except where the failure to do so would not have a Material Adverse Effect.

     SECTION 5.11 Environmental Notices. Upon becoming aware of such matters, the Lessee shall furnish to the Funding Parties and the Agent prompt written notice of all Environmental Liabilities, pending or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing, in each case if the same would have a Material Adverse Effect.

     SECTION 5.12 Environmental Matters. Except as set forth in Schedule 5.12, as revised from time to time, neither the Lessee nor any Consolidated Subsidiary will, and the Lessee will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials, except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements in each case where the failure to comply would not have a Material Adverse Effect.

     SECTION 5.13 Environmental Release. The Lessee agrees that upon the occurrence of an Environmental Release at or on any of the Properties owned by it or any Consolidated Subsidiary, it will take appropriate action required by applicable law, except in such cases where the failure to take such action would not have a Material Adverse Effect.

     SECTION 5.14 Heavy Metals. Historic soil and groundwater sampling, as well as recent sampling by Allied Environmental, has disclosed the presence of heavy metals and other constituents in the groundwater at the property, including thallium, lead, arsenic, gross alpha and antimony. Lessee covenants and agrees to work with Florida DEP, and to promptly conduct such sampling, remediation and/or other actions required to obtain a letter from Florida DEP indicating that no further action is required with regard to the discovered constituents, in a form reasonably satisfactory to Agent and Lessor, all at no cost to Agent, Lessor or the Lenders. These provisions will be in addition to, and not in limitation of, any other rights of Agent, the Lenders or Lessor.

     SECTION 5.15 Storage Tanks, Allied Environmental has discovered petroleum related contamination in the vicinity of an above-ground storage tank on the Leased Property. Lessee covenants to promptly notify the appropriate agency and promptly conduct such investigation and remediation at no cost to Agent, the Lenders or Lessor. Remediation will be complete upon receipt by Agent of a letter from the environmental agency with jurisdiction indicating that no further investigation remediation, or other action is necessary with regard to such contamination, in a form reasonably satisfactory to Agent. This provision shall be in addition to, and not in limitation of, any other rights of Agent, the Lenders or Lessor.

     SECTION 5.16 Transactions with Affiliates. Neither the Lessee nor any of its Consolidated Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Lessee or such Subsidiary (which Affiliate is not the Lessee or a Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Lessee or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

     SECTION 5.17 Restricted Investments. The Lessee will not, and will not permit any of its Subsidiaries to, make any Restricted Investments unless, after giving effect thereto, the aggregate amount of all such Restricted Investments outstanding at any time does not exceed 20% of the Lessee's Consolidated Total Assets; provided that (i) the foregoing shall be tested as at the end of each Fiscal Quarter, and (ii) after giving effect to the making of any Restricted Investments permitted by this Section, the Lessee will be in full compliance with all the provisions of the Operative Documents.

     SECTION 5.18 Assignment of Lease and Rents. The Lessee shall execute and deliver a consent to Assignment of Lease and Rents with respect to the Leased Property existing if and when the Loan Agreement is entered into.

     SECTION 5.19 Debt of Consolidated Subsidiaries. The Lessee shall not permit any Consolidated Subsidiary to incur or permit to exist any Debt not in existence on the Initial Closing Date, and extensions or renewals thereof, other than (i) the obligations to the Funding Parties under this Agreement; (ii) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with (1) the sale or purchase of goods, or (2) to assure performance of any Subsidiaries' service contracts, operating leases, obligations to a utility or a governmental entity, or worker's compensation obligations; (iii) Debt (including Debt secured by Liens permitted by Section 5.18) not exceeding an aggregate amount outstanding at any time equal to 20% of Consolidated Net Tangible Assets; and (iv) the obligations to the banks under the Credit Agreement or any refinancing thereof.

     Any corporation which becomes a Consolidated Subsidiary after the date hereof shall for all purposes of this Section be deemed to have created, assumed or incurred at the time it becomes a Consolidated Subsidiary all Debt of such corporation existing immediately after it becomes a Consolidated Subsidiary.

     SECTION 5.20 Negative Pledge. The Lessee shall not, and the Lessee shall not permit any Consolidated Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

          (a) Liens existing on the date of this Agreement and disclosed on
Schedule 5.18(a);

          (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

          (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that (i) such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof, and (ii) such acquisition is not in connection with the purchase of all or substantially all of the assets of a Person;

          (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Lessee or a Consolidated Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Lessee or a Consolidated Subsidiary and not created in contemplation of such acquisition;

          (f) Liens securing Debt owing by any Subsidiary to the Lessee or another Wholly Owned Subsidiary;

          (g) Liens on and transfers of accounts receivable in connection with an accounts receivable securitization program in which the aggregate principal amount invested by the purchaser of such receivables does not exceed $150,000,000 at any one time;

          (h) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

          (i) any Lien on Margin Stock (subject to the limitation of Debt secured thereby set forth in Section 5.18(p) below);

          (j) subject to Article XII(n) of the Lease, Liens for taxes (including ad valorem taxes), assessments or other governmental charges or levies not yet due or which are being actively contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Lessee or Subsidiary, as the case may be, in accordance with GAAP;

          (k) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of the Lessee or such Subsidiary, as the case may be, in accordance with GAAP;

          (l) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security benefits or obligations or to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations, provided that such Liens were not incurred in connection with the incurrence of any Debt;

          (m) zoning ordinances, easements, licenses, restrictions on the use of real property and minor irregularities in title thereto which do not materially impair the use of such property and the operation of the business of the Lessee or such Subsidiary (as the case may be) thereon or the value of such property;

          (n) inchoate Liens arising under ERISA to secure current service pension liabilities as they are incurred under the provisions of Plans from time to time in effect;

          (o) rights reserved to or invested in any municipality or governmental, statutory or public authority to control or regulate any property of the Lessee or such Subsidiary, as the case may be, or to use such property in a manner which does not materially impair the use of such property for the purposes of which it is held by the Lessee or such Subsidiary, as the case may be; and

          (p) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Debt (other than indebtedness in respect of Funded Amounts) in an aggregate principal amount at any time outstanding which does not exceed 20% of Consolidated Net Tangible Assets.

     SECTION 5.21 Interest Coverage Ratio. At the end of each Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 1997, the Interest Coverage Ratio shall be greater than or equal to 3.0 to 1.0, determined in accordance with GAAP.

     SECTION 5.22 Ratio of Consolidated Funded Debt to Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending September 30, 1997, the ratio of Consolidated Funded Debt to Cash Flow for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall not exceed 4.0 to 1.0, determined in accordance with GAAP.

     SECTION 5.23 Appraisal. The Lessee shall pay when requested by the Agent the cost of a report of the Appraiser (an "Appraisal"), which report is being obtained by the Agent.

     SECTION 5.24 Insurance. No later than January 30, 2000 the Lessor and the Agent shall have received from the Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the Lease (including the naming of the Lessor, the Agent and the Lenders as additional insured or loss payee with respect to such insurance), in form and substance reasonably satisfactory to the Lessor and the Agent.

     SECTION 5.25 Stamp Tax. If Florida documentary stamp tax is not paid on recordation of the Lease, the Lessee will promptly seek a Technical Assistance Advisory ("TAA") from the Florida Department of Revenue. If the TAA holds that such tax is due on the Lease, the Lessee will promptly pay the tax.

                                    SECTION 6
                         TRANSFERS BY LESSOR AND LENDERS

     SECTION 6.1 Lessor Transfers. The Lessor shall not assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under the Leased Property (except pursuant to Article V of the Lease) or any of the Operative Documents (i) to any Lessee Competitor or (ii) to any other Person without the prior written consent of the Lenders and the Lessee, which consent (in the case of clause (ii)) shall not be unreasonably withheld, provided that the Lessor may make any such assignment, conveyance or transfer to any other Funding Party or any Affiliate of any Funding Party, without such consent, and provided further that no such assignment, conveyance or transfer shall separate ownership of an estate for years and remainder interest or violate the TriPartite Agreement/Option Agreement, and provided further that if such assignee is not a United States citizen or resident (or the assignee is filing as a foreign corporation, partnership, estate or trust), such assignee shall deliver to the Agent and the Lessee Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service. Any proposed transferee of the Lessor shall make the representation set forth in Section 4.2(b) to the other parties hereto.

     SECTION 6.2 Loan Agreement; Lender Transfers. No Lender may grant participations in its Commitment or sell Funded Amounts or participations in its Funded Amount and Commitment (i) to any Lessee Competitor or (ii) to any other Person (other than an Affiliate) without the prior written consent of the Lessee, which consent (in the case of clause (ii)) shall not be unreasonably withheld. Any approved participation buyer shall not receive voting or waiver rights except with respect to postponing maturities, decreasing interest rates, releasing all or substantially all of the collateral or increasing principal amounts. Assignments will be permitted only with the prior written consent of the Lessee and the Agent, which consent (other than in the case of a Lessee Competitor) shall not be unreasonably withheld, obtained at least 14 days prior to any proposed assignment, and the payment of a processing fee of $2,500 by the assignor or assignee Lender (as agreed between such Persons) to the Agent. Any such assignment shall be to an Eligible Assignee who is not a Lessee Competitor, shall be of an amount not less than $5,000,000, and if the assignee is not a United States citizen or resident (or the assignee is filing as a foreign corporation, partnership, estate or trust), the assignee shall deliver to the Agent, the Lessor and the Lessee Internal

Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service. Assignments shall be evidenced by an assignment and assumption agreement in substantially the form set forth as Exhibit J.

     SECTION 6.3 Lessee Competitors. "Lessee Competitor" means (i) each Person whose name appears on the most recently revised Competitor List which has been sent to Lessor and the Lenders prior to the commencement by Lessor or a Lender, as the case may be, of negotiations for any transfer under this Section 6 to such Person and (ii) all Affiliates of such Person. Attached hereto as Schedule 6 is the current list (the "Competitor List") of Lessee Competitors. Lessee shall have the right to update the Competitor List no more often than once every six months during the Lease Term. In updating the Competitor List, Lessee may add thereto any Person (an "Added Competitor") that at the time of such updating is engaged, directly or indirectly, within any of the fifty (50) states of the United States, District of Columbia, Puerto Rico, Canada or the United Kingdom, in a business in which Lessee or any of its Affiliates is then engaged, provided that Lessee shall then delete one competitor from the Competitor List for each competitor so added so that the Competitor List shall never contain more than nineteen (19) Lessee Competitors. Notwithstanding anything to the contrary stated herein, in no event shall any bank, insurance company, pension fund, real estate investment trust, finance company or other institutional lender (an "Institutional Lender") or investor be a Lessee Competitor or included in any Competitor List.

     SECTION 6.4 Lessor's Covenants. The Lessor covenants and agrees that, unless the Agent and the Lender shall have otherwise consented in writing:

          (a) it shall not amend its Partnership Agreement;

          (b) it shall not incur any indebtedness or other monetary obligation or liability, other than operating expenses incurred in the ordinary course of business that are not delinquent;

          (c) the proceeds of the Loans received from the Lenders will be used by the Lessor solely to pay costs of acquisition of the Leased Property and to pay the Lessee for certain closing and transaction costs associated therewith. No portion of the proceeds of the Loans will be used by the Lessor (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation,
(ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any Applicable Law;

          (d) it shall not engage in any business or activity, or invest in any Person, except for the Transactions;

          (e) it will permit the Agent, the Lenders and their respective representatives to examine, and make copies from, the Lessor's books and records, and to visit the offices and properties of the Lessor for the purpose of examining such materials, and to discuss the Lessor's performance hereunder with any of its, or its general partner's, officers and employees;

          (f) it shall not consent to or suffer or permit any Lien against the Leased Property, other than as expressly contemplated pursuant to the Operative Documents;

          (g) it shall not consent to or suffer or permit the creation of any easement or other restriction against the Leased Property other than as permitted pursuant to Article V of the Lease; and

          (h) it shall not hereafter violate or cause a violation of the terms and provisions of the Tripartite Agreement/Option Agreement without the consent of the Lessee.

     SECTION 6.5 Existing Property Documents. (a) The parties hereto acknowledge that the Lessee may terminate the Existing Lease.

          (b) If Equifax Payment Services, Inc. exercises its option to purchase the Leased Property pursuant to the Existing Lease, the Lessor, Agent, other Lenders and the Lessee shall cooperate to facilitate the transaction and enter into such modifications to the Operative Documents as may be necessary so that the Lease and the other Operative Documents remain in effect, Equifax Payment Services, Inc. shall pay to Honeywell the amount due pursuant to the Existing Lease and shall pay actual, out-of-pocket legal expenses of the Lessor, Agent and Other Lenders, but no other fees or charges, and there shall be no actual transfer of the Leased Property.

          (c) If Equifax Payment Services, Inc. validly exercises its purchase option under the Honeywell Lease, then the

Lessor shall sell the Lease Property to Honeywell for the purchase price provided under the Honeywell Lease, the Agent shall release its lien on the Leased Property, and the Lessee shall pay to the Funding Parties any excess of the Lease Balance over the amount received by the Lessor from Honeywell.

                                    SECTION 7
                                 INDEMNIFICATION

     SECTION 7.1 General Indemnification. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Lease Termination Date, in any way relating to or arising out of:

          (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

          (b) the Land, any Building or any part thereof or interest therein;

          (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to the Lease), return or other disposition of all or any part of any interest in the Leased Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Leased Property or the part thereof, (4) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessee pursuant to the Lease which are in effect at any time with respect to the Leased Property or any part thereof,
     (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to the Leased Property resulting in any charge or special assessments being levied against the Leased Property or any Claim for utility "tap-in" fees, (7) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on the Land, Building or Leased Property and (8) any Claim in respect of the Tripartite Agreement/Option Agreement other than Claims resulting from actions of the Lessor after the Closing Date taken without the consent of the Lessee;

          (d) the offer, issuance, sale or delivery of the Notes by the Lessee;

          (e) the breach or alleged breach by the Lessee of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

          (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Master Agreement, or the incurring of any fees or commissions to which the Lessor, the Agent or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement;

          (g) the existence of any Lien on or with respect to the Leased Property, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Leased Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessor or the Lessee, or any of their respective contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by the Lessor or the Lessee or Alterations constructed by the Lessor or the Lessee, except in all cases the Liens listed as items (a) and (b) in the definition of Permitted Liens;

          (h) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Tax Code;

          (i) any act or omission by the Lessee under any Operative Document, and any breach of any requirement, condition, restriction or limitation in any Deed; or

          (j) any activities or liabilities of the Lessor that were conducted or incurred prior to the Closing Date;

provided, however, that the Lessee shall not be required to indemnify any Indemnitee under this Section 7.1 for any of the following: (1) any Claim to the extent that such Claim results from the willful misconduct (not taken at the request of the Lessee), willful misrepresentation or gross negligence of such Indemnitee, or (2) any Claim resulting from Lessor Liens which the Lessor Indemnitee Group is responsible for discharging under the Operative Documents. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.2 Environmental Indemnity. In addition to and without limitation of Section 7.1, the Lessee agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses actually incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

          (i) the presence on or under the Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto the Land,

          (ii) any activity, including, without limitation, construction, carried on or undertaken on or off the Land, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Person, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Land,

          (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under applicable Environmental Laws, in each case to the extent related to the Leased Property,

          (iv) any claim concerning the Leased Property's lack of compliance with applicable Environmental Laws, or any act or omission causing an environmental condition on or with respect to the Leased Property that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

          (v) any residual contamination on or under the Land, or affecting any natural resources on the Land, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any Hazardous Materials on or from the Leased Property; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing clauses (i) through (v) that arise or occur

          (w) prior to or during the Lease Term,

          (x) at any time during which the Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses the Leased Property or any portion thereof,

          (y) during any period after and during the continuance of any Event of Default or

          (z) during any period of up to three years following the date an Indemnitee takes possession of the Leased Property and during which such Indemnitee retains such possession;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 7.2 for any Claim to the extent that such Claim results from
(1) the willful misconduct or gross negligence of such Indemnitee or (2) Hazardous Materials which are initially placed on, in or under the Leased Property by a Person other than the Lessee or any Affiliate thereof or any sublessee or assignee of Lessee after the date the Lessee has surrendered possession of the Leased Property and such Indemnitee, or any nominee of such Indemnitee or third-party purchaser of the Leased Property takes possession of the Leased Property. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.3 Proceedings in Respect of Claims. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section 7.1 or 7.2, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; provided, however, that such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at the Lessee's expense; and provided further that the Lessee may assume and control the defense of such proceeding only if the Lessee shall have acknowledged in writing its obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, the Lessee shall pay all reasonable costs and expenses related to such action, suit or proceeding as and when incurred and the Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that,
(A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnitee or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

     If the Lessee fails to fulfill the conditions to the Lessee's assuming the defense of any claim on or prior to the date that is 15 days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at the Lessee's expense. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under Section 7.1 or 7.2 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 7.1 or 7.2 with respect to such Claim.

     Upon payment in full of any Claim by the Lessee pursuant to Section 7.1 or
7.2 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are reasonably necessary or advisable to enable the Lessee vigorously to pursue such claims.

     Any amount payable to an Indemnitee pursuant to Section 7.1 or 7.2 shall be paid to such Indemnitee promptly upon, but in no event later than 30 days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

     If for any reason the indemnification provided for in Section 7.1 or 7.2 is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then the Lessee agrees to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by the Lessee on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Lease or any other Operative Document.

     SECTION 7.4 General Tax Indemnity. (a) Tax Indemnity. Except as otherwise provided in this Section 7.4, the Lessee shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "Taxes" and individually as a "Tax" (for the purposes of this Section 7.4, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of
Section 406 or 407 of ERISA or Section 4975(c) of the Tax Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, the Lessee, the partnership interests in the Lessor, the Leased Property or any portion thereof or the Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of the Leased Property or the partnership interests in the Lessor or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to the Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, or any other Operative Documents, (iv) the Leased Property, the Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents.

          (b) Exclusions from General Tax Indemnity. Section 7.4(a) shall not apply to:

               (i) Taxes on, based on, or measured by or with respect to net income of the Lessor and the Lender (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, (B) withholding Taxes imposed by the United States or any state in which Leased Property is located (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note or (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts and (C) Taxes relating to activities of the Lessor prior to the Closing Date;

               (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, franchise, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which the Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on the Closing Date the Lessor and the Lender had advanced funds to the Lessee in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes;

               (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement;

               (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term and, if the Leased Property is required to be returned to the Lessor in accordance with the Lease, such return and (B) the discharge in full of the Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to the Leased Property and all other amounts due under the Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

               (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any related Tax Indemnitee of any interest in the Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale: (A) any substitution, replacement or removal of any of the property by the Lessee,
     (B) any sale or transfer resulting from the exercise by the Lessee of any termination option, any purchase option or sale option, (C) any sale or transfer while an Event of Default shall have occurred and be continuing under the Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under the Lease;

               (vi) any Tax which is being contested in accordance with the provisions of Section 7.4(c), during the pendency of such contest;

               (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in the Leased Property);

               (viii) any Tax to the extent resulting from a Tax Indemnitee engaging after the Closing Date, with respect to the Leased Property or the partnership interests in the Lessor, in transactions other than those permitted by the Operative Documents;

               (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return that it is required to file in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where the Lessee did not give timely notice to such Tax Indemnitee (and such Tax Indemnitee otherwise had no actual knowledge) of such filing requirement that would have permitted a proper and timely filing of such return, or (B) results from the failure of the Lessee to supply information necessary for the proper and timely filing of such return that was not in the possession of such Tax Indemnitee; and

               (x) any Tax that results from the breach by the Lessor of its representation and warranty made in Section 4.2(b) or the breach of any Lender of its representation and warranty made in Section 4.3(b).

          (c) Contests. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4, or if any Tax Indemnitee shall determine that any Taxes as to which the Lessee may have an indemnity obligation pursuant to Section 7.4 may be payable, such Tax Indemnitee shall promptly notify the Lessee. The Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desire to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Tax Indemnitee in respect of such action, suit or proceeding if the contest is unsuccessful; and, provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of the Lessee, on behalf of the Lessee with representatives reasonably satisfactory to the Lessee) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Leased Property or any part thereof unless the Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Tax Indemnitee have been unable to sever from the indemnified claim(s),
(C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by the Lessee or (E) such action, suit or proceeding involves any federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax

Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, provided, however, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing.

          Each Tax Indemnitee shall at the Lessee's expense supply the Lessee with such information and documents in such Tax Indemnitee's possession reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by this
Section 7.4. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this Section 7.4 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this Section 7.4 with respect to such Claim.

          Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and the Lessee shall not be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this Section 7.4 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Tax Indemnitee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and the Lessee shall consult in good faith with each other regarding the conduct of such contest controlled by either.

          (d) Reimbursement for Tax Savings. If (x) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by the Lessee pursuant to this Section 7.4 or (y) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by the Lessee pursuant to this Section 7.4, such Tax Indemnitee at any time realizes a reduction in any Taxes for which the Lessee is not required to indemnify such Tax Indemnitee pursuant to this Section 7.4, which reduction in Taxes was not taken into account in computing such payment by the Lessee to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Lessee (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; provided that no such payment shall be made so long as an Event of Default shall have occurred and be continuing and, provided, further, that the amount payable to the Lessee by any Tax Indemnitee pursuant to this Section 7.4(d) shall not at any time exceed the aggregate amount of all indemnity payments made by the Lessee under this Section 7.4 to such Tax Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to the Lessee by such Tax Indemnitee under this Section 7.4(d). Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessee pursuant to this Section 7.4. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 7.4(d) shall be treated as a Tax for which the Lessee are obligated to indemnify such Tax Indemnitee hereunder without regard to Section 7.4(b) hereof.

          (e) Payments. Any Tax indemnifiable under this Section 7.4 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to Section 7.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to
Section 7.4 shall be made to the Tax Indemnitee entitled thereto or the Lessor, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessee are required to pay, the Lessee shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for the Lessee's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

          (f) Reports. If the Lessee knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this Section 7.4, the Lessee shall, if the Lessee is permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in the Lessee); provided, however, that if the Lessee is not permitted by Applicable Law or does not have access to the information required to file any such report, return or statement, the Lessee will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the Lessee shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to the Lessee.

          (g) Verification. At the Lessee's request, the amount of any indemnity payment by the Lessee or any payment by a Tax Indemnitee to the Lessee pursuant to this Section 7.4 shall be verified and certified by an independent public accounting firm selected by the Lessee and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the Lessee's favor of 5% or more, the costs of such verification shall be borne by the Lessee. In no event shall the Lessee have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, provided that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

     SECTION 7.5 Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Rent Period:

          (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Rent Period, or

          (b) the Required Funding Parties advise the Agent that the London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Funding Parties of funding LIBOR Advances for such Rent Period, the Agent shall forthwith give notice thereof to the Lessee and the Funding Parties, whereupon until the Agent notifies the Lessee that the circumstances giving rise to such suspension no longer exist, the obligations of the Funding Parties to make or maintain such Funded Amounts as LIBOR Advances shall be suspended, and such affected LIBOR Advances shall bear interest or accrue yield, as the case may be, at the Alternative Rate.

     SECTION 7.6 Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Funding Party (or its Funding Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Funding Party (or its Funding Office) to make, maintain or fund its LIBOR Advances and such Funding Party shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Funding Parties and the Lessee, whereupon until such Funding Party notifies the Lessee and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Funding Party to make LIBOR Advances shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Funding Party shall designate a different Funding Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Funding Party, be otherwise disadvantageous to such Funding Bank. If such Funding Party shall determine that it may not lawfully continue to maintain and fund any of its outstanding LIBOR Advances to maturity and shall so specify in such notice, each LIBOR Advance of such Funding Party shall be converted to an Alternative Rate Advance.

     SECTION 7.7 Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Funding Party (or its Funding Office) with any request or directive (whether or not having the force of law) of any Authority:

          (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, (1) any such requirement imposed by the Board of Governors of the Federal Reserve System, and (2) with respect to any LIBOR Advance, any reserve requirement described in the definition of Euro-Dollar Reserve Percentage in excess of the reserve requirement of the Agent) against assets of, deposits with or for the account of, or credit extended by, any Funding Party (or its Funding Office); or

          (ii) shall impose on any Funding Party (or its Funding Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its LIBOR Advances or its obligation to make LIBOR Advances;

and the result of any of the foregoing is to increase the cost to such Funding Party (or its Funding Office) of making or maintaining any LIBOR Advance, or to reduce the amount of any sum received or receivable by such Funding Party (or its Funding Office) under the Operative Documents with respect thereto, by an amount deemed by such Funding Party to be material, then, within 15 days after demand by such Funding Party (with a copy to the Agent), the Lessee shall pay to such Funding Party such additional amount or amounts as will compensate such Funding Party for such increased cost or reduction.

          (b) If any Funding Party shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Funding Party (or its Funding Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Funding Party's capital as a consequence of its obligations hereunder to a level below that which such Funding Party could have achieved but for such adoption, change or compliance (taking into consideration such Funding Party's policies with respect to capital adequacy) by an amount deemed by such Funding Party to be material, then within 15 days after demand by such Funding Party (with a copy to the Agent), the Lessee shall pay to such Funding Party such additional amount or amounts as will compensate such Funding

Party for such reduction, but in no event shall the Lessee be liable for amounts incurred more than 90 days prior to receipt of such demand.

          (c) Each Funding Party will promptly notify the Lessee and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Funding Party to compensation pursuant to this Section and will designate a different Funding Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Funding Party, be otherwise disadvantageous to such Funding Party. A certificate of any Funding Party claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Funding Party may use any reasonable averaging and attribution methods.

          (d) Notwithstanding the foregoing, in the event the Lessee is required to pay any Funding Party amounts pursuant to Section 7.6 or this Section 7.7 and the designation of a different Funding Office pursuant to Section 7.6 or Section
7.7 will not avoid the need for compensation to such Funding Party (an "Affected Funding Party"), the Lessee may give notice to such Affected Funding Party (with copies to the Agent) that it wishes to seek one or more assignees (which may be one or more of the Funding Parties) to assume the Commitment of such Affected Funding Party and to purchase its outstanding Funded Amounts; provided, that if there is more than one Affected Funding Party which has requested substantially and proportionally equal compensation hereunder, the Lessee shall elect to seek an assignee to assume the Commitments of all such Affected Funding Parties. Each Affected Funding Party agrees to sell its Commitment, Funded Amounts and interest in the Operative Documents in accordance with Section 6 to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest or Yield on such Funded Amounts, plus all other fees and amounts (including, without limitation, any compensation due to such Affected Funding Parties under Section 7.6 or this Section 7.7) due to such Affected Funding Party hereunder calculated, in each case, to the date such Funded Amounts and interest are purchased. Upon such sale or prepayment, each such Affected Funding Party shall have no further commitment or other obligation to the Lessee hereunder or under any Operative Document.

          (e) The provisions of this Section 7.7 (i) shall be applicable with respect to any Assignee, and any calculations required by such provisions shall be made based upon the circumstances of such Assignee and (ii) shall constitute a continuing agreement and shall survive the termination of the

Operative Documents and the payment in full or cancellation of the Funded
Amounts.

          SECTION 7.8 Alternative Rate Advances Substituted for Affected LIBOR Advances. If (i) the obligation of any Funding Party to make or maintain any LIBOR Advances has been suspended pursuant to Section 7.6 or (ii) any Funding Party has demanded compensation under Section 7.7, and the Lessee shall, by at least 5 Business Days' prior notice to such Funding Party through the Agent, have elected that the provisions of this Section shall apply to such Funding Party, then, unless and until such Funding Party notifies the Lessee that the circumstances giving rise to such suspension or demand for compensation no longer apply:

          (a) all Funded Amounts which would otherwise be made by such Funding Party as LIBOR Advances shall be made instead as Alternative Rate Advances (in all cases interest, Yield and principal on such Funded Amounts shall be payable contemporaneously with the related Funded Amounts of the other Funding Parties), and

          (b) after each of its LIBOR Advances has been repaid, all payments of principal which would otherwise be applied to repay such LIBOR Advances shall be applied to repay its Alternative Rate Advances instead.

          SECTION 7.9 Compensation. Upon the request of any Funding Party, delivered to the Lessee and the Agent, the Lessee shall pay to such Funding Party such amount or amounts as shall compensate such Funding Party for any loss, cost or expense incurred by such Funding Party as a result of:

          (a) any payment or prepayment of LIBOR Advances on a date other than the last day of an Rent Period for such LIBOR Advance; or

          (b) if the Funding Parties have permitted prepayment of any LIBOR Advances, any failure by the Lessee to prepay such LIBOR Advances on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

          (c) any failure by the Lessee to consummate a Funding on the date specified in the applicable Funding Request;

such compensation to include, without limitation, as applicable: (A) an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or funded for the period from the date of such payment, prepayment or failure to prepay or to take funding to the last day of the then current Rent Period for such LIBOR Advance (or, in the case of a failure to prepay or to take funding, the Rent Period for such LIBOR Advance which would have commenced on the date of such failure to prepay or to take funding) at the applicable rate of interest or yield for such LIBOR Advance provided for herein over (y) the amount of interest or yield (as reasonably determined by such Funding Party) such Funding Party would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

          SECTION 7.10 Limitation on Certain Payment Obligations. (a) Each Funding Party or the Agent shall make written demand on the Lessee for indemnification or compensation pursuant to Section 7.7, 7.8 or 7.9 hereof no later than 120 days after the event giving rise to the claim for indemnification or compensation occurs.

          (b) In the event that any Funding Party or the Agent fails to give the Lessee notice within the applicable time limitation prescribed in (a) above, the Lessee shall have no obligation to pay such claim for compensation or indemnification hereunder.

          SECTION 7.11 End of Term Indemnity. In the event that at the end of the Lease Term (i) the Lessee elects the option set forth in Section 14.6 of the Lease, and (ii) after the Lessor receives the sales proceeds from the Leased Property under Section 14.6 or 14.7 of the Lease, together with the Lessee's payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 90 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessee's sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by the Lessee, such approval not to be unreasonably withheld) in form and substance satisfactory to the Lessor and the Agent (the "Report") to establish the reason for any decline in value of the Leased Property from the Lease Balance. The Lessee shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent below the Lease Balance to the extent that the Report indicates that such decline was due to

          (w) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the Lessee to control or effect resulting in the Building failing to be an office, store or warehouse of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

          (x) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the Lessee, or

          (y) any restoration or rebuilding carried out by the Lessee or any condemnation of any portion of the Leased Property pursuant to Article X of the Lease to the extent not covered by insurance or condemnation proceeds applied to the Lease Balance, or

          (z) any use of the Leased Property or any part thereof by the Lessee other than as permitted by the Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the Existing Lease.

                                    SECTION 8

                                  MISCELLANEOUS

     SECTION 8.1 Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein, any disposition of any interest of the Lessor in the Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

     SECTION 8.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in Schedule 8.2, as such other address as any such party shall specify to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day received, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business

Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

     SECTION 8.3 Counterparts. This Master Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 8.4 Amendments. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, with the written agreement or consent of the Lessee, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Lessor and the Required Funding Parties; provided, however, that

          (x) notwithstanding the foregoing provisions of this Section 8.4, the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

          (i) modifying any of the provisions of this Section 8.4, changing the definition of "Required Funding Parties", or increasing the Commitment of such Funding Party;

          (ii) amending, modifying, waiving or supplementing any of the provisions of Section 3 of the Loan Agreement or the representations of such Funding Party in Section 4.2 or 4.3 or the covenants of such Funding Party in Section 6 of this Master Agreement;

          (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Lease Balance, any Funding Party Balance, Recourse Deficiency Amount, interest or Yield; or

          (iv) consenting to any assignment of the Lease, releasing any of the collateral assigned to the Agent and the Lenders pursuant to the Mortgage and the Assignment of Lease and Rents (but excluding a release of any rights that the Lender may have in the Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing the Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing the Lessee from its obligations under the Operative Guaranty or the other Operative Documents or changing the absolute and unconditional character of any such obligation; and

          (y) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Lender, be made to the Lease; and

          (z) subject to the foregoing clauses (x) and (y), so long as no Event of Default has occurred and is continuing, the Lessor, the Agent and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgage and the Assignment of Lease and Rents without the consent of the Lessee (such consent not to be unreasonably withheld or delayed); the Lessor and the Lessee may not amend, supplement, waive or modify any terms of the Lease without the consent of the Agent and the Lender.

     SECTION 8.5 Headings, etc. The Table of Contents and headings of the various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

     SECTION 8.6 Parties in Interest. Except as expressly provided herein, none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto, and their respective successors and permitted assigns.

     SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     SECTION 8.8 Expenses. Whether or not the transactions herein contemplated are consummated, the Lessee agrees to pay, as Supplemental Rent, all actual, reasonable and documented out-of-pocket costs and expenses of the Lessor, the Agent in connection with the preparation, execution and delivery of the Operative

Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto requested by or consented to by the Lessee (including, without limitation, the actual, reasonable and documented fees and disbursements of Mayer, Brown & Platt, special counsel to the Agent and of the Lessor, the Agent and the Lender in connection with the enforcement of the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable and documented fees and disbursements of counsel for the Lessor, the Agent and the Lender actually incurred), in each case (including without limitation in respect of any Lease Supplement notwithstanding the absence of this phrase therefrom) without regard to any statutory presumption as to the amount of legal fees.

     SECTION 8.9 Severability. Any provision of this Master Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8.10 Liabilities of the Funding Parties. No Funding Party shall have any obligation to any other Funding Party or to the Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lender shall have any obligation or duty to the Lessee, any other Funding Parties or any other Person with respect to the transactions contemplated hereby except to the extent expressly set forth in this Master Agreement or the Loan Agreement.

     SECTION 8.11 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the

     United States of America for the Northern District of Georgia, and appellate courts from any thereof;

          (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Schedule 8.2 or at such other address of which the other parties hereto shall have been notified pursuant to Section 8.2; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

     SECTION 8.12 Liabilities of the Agent. The Agent shall have no duty, liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement or the Loan Agreement, as the case may be.

     SECTION 8.13 Confidentiality. Each Funding Party agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Lessee to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Funding Party who are or are expected to become engaged in evaluating, approving, structuring or administering the transaction contemplated by the Operative Documents; provided, however that nothing herein shall prevent any Funding Party from disclosing such information (i) to any other Funding Party,
(ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Funding Party, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Funding Party or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Funding Party's legal counsel and independent auditors and (viii) to any actual or proposed participant, assignee or other transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 8.13; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Funding Party shall promptly notify the Lessee of same (unless prohibited by such order in clause (ii)) so as to allow the Lessee to seek a protective order or to take any other appropriate action; provided, further, that, no Funding Party shall be required to delay compliance with any directive to disclose any such information so as to allow the Lessee to effect any such action.

     IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        EQUIFAX INC., as the Lessee


                                        By:
                                            ------------------------------------
                                        Name Printed:
                                        Title:

FLORIDA                                                                   MASTER
                                                                       AGREEMENT

                                        PREFCO VI LIMITED PARTNERSHIP, as
                                        Lessor

                                        By: AFG PREFCO GP, LLC, a Texas
                                            limited liability company, as
                                            general partner


                                        By: /s/ Stephen S. Brookshire
                                            ------------------------------------
                                        Name: Stephen S. Brookshire
                                        Title: President

FLORIDA                                                                   MASTER
                                                                       AGREEMENT

                                        SUNTRUST BANK, ATLANTA,
                                        as Agent and Lender


                                        By: /s/ Brian K. Peters
                                            ------------------------------------
                                        Name Printed: Brian K. Peters
                                        Title: Director

FLORIDA                                                                   MASTER
                                                                       AGREEMENT

                                        ATLANTIC FINANCIAL GROUP, LTD.

                                        By: Atlantic Financial Managers,
                                            Inc., its General Partner


                                        By: /s/ Stephen S. Brookshire
                                            ------------------------------------
                                        Name Printed: Stephen S. Brookshire
                                        Title: President

FLORIDA                                                                   MASTER
                                                                       AGREEMENT

                                  SCHEDULE 2.2

                            PAYMENT INSTRUCTIONS AND
                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT

Lessor Commitment Percentage:              3.5%
Lender Commitment Percentage:             96.5%
Lessor Commitment:              $   811,125.00
Lender Commitment:              $22,363,875.00

                                   SCHEDULE 6

EQUIFAX COMPETITORS

TRW Information Services, Inc. (and TRW, Inc., its parent)
TransUnion (TU)
Computer Sciences Corporation (CSC)
Dun & Bradstreet (D&B)
First Financial Management Corp. (FFMC), (includes Telecheck NABANCO) Total Systems Services, Inc.
First Data Resources (FDR)
Policy Management Systems Corp. (PMSC)
Hooper Holmes
Pinkerton
National Processing Co. (NPC)
Deluxe Check Printers (including SCAN)
Fair, Issac & Co.
National Data Corp.
DATEQ
Continuum
Creditel
EMSI
PAYCO American Corp.
Olsten's Temporary
Grattan, PLC
Next PLC
Experian, Inc. (and Great Universal Stores, its parent)
Acxiom Corporation
Atlantes
Direct Marketing Technologies, Inc.
Dynamark
Harte Hanks
InfoUSA
Metromail Corporation
R.L. Polk Company
Electronic Data Systems

                                  SCHEDULE 8.2

                              ADDRESSES FOR NOTICES

Lessee:           Equifax Inc.
                  1550 Peachtree Street, N.W.
                  Atlanta, Georgia 30309
                  Attn: Treasurer Director of
                        Corporate Real Estate
                        General Counsel

                  with a copy to:

                  William F. Timmons
                  Long Aldridge & Norman LLP
                  5300 SunTrust Tower
                  303 Peachtree Street
                  Atlanta, Georgia 30308

Lessor and AFG:   c/o Atlantic Financial Group, Ltd.
                  2311 Cedar Springs Road, Suite 150
                  Dallas, Texas 75201
                  Attn: Stephen Brookshire
                  Telephone: (214) 720-9237
                  Facsimile: (214) 871-2799

Agent:            SunTrust Bank, Atlanta
                  25 Park Place
                  Mail Code 127
                  Atlanta, Georgia 30303
                  Attn: Center 127/Atlanta Corporate
                        Banking

                  with a copy to:

                  c/o SunTrust Capital Markets, Inc.
                  303 Peachtree Street
                  24th Floor
                  Mail Code 3943
                  Atlanta, Georgia 30308
                  Attn: Todd Shutley

                                                                       EXHIBIT A
                                                             TO MASTER AGREEMENT

                             FORM OF FUNDING REQUEST

TO: PREFCO VI LIMITED PARTNERSHIP, as Lessor, under the Master Agreement referred to below

     Reference is hereby made to the Master Agreement (Florida Property) dated as of December 30, 1999 (as heretofore amended, the "Master Agreement") among Equifax Inc., as Lessee and Guarantor, PREFCO VI LIMITED PARTNERSHIP, as Lessor, Atlantic Financial Group, Ltd. and SunTrust Bank, Atlanta, as Agent and Lender. Capitalized terms not otherwise defined herein are used herein as defined in the Master Agreement.

     Equifax Inc. as Lessee (the "Lessee") hereby notifies you that Lessee requests a Funding in the amount of $____________ on [INSERT REQUESTED FUNDING DATE] in respect of [DESCRIBE LAND INTEREST].

     In connection with such requested Funding, the Lessee hereby represents and warrants to you as follows:

          (A) on the requested Funding Date the representations and warranties of the Lessee contained in each of the Operative Documents shall be true and correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

          (B) there shall not have occurred and be continuing any Event of Default, Potential Event of Default;

          (C) each Operative Document to which the Lessee is a party is in full force and effect with respect to it;

          (D) no event that could reasonably be expected to have a Material Adverse Effect has occurred since March 31, 1997;

          (E) the amount of the requested Funding represents amounts in respect of the purchase price for the remainderman interest in the Leased Property [and the partnership interests in the Lessor]; and

          (F) all of the conditions precedent to such Funding set forth in
     Section 3 of the Master Agreement have been satisfied.

     Please wire transfer the proceeds of the Funding to ____________________.

     The Lessee has caused this Funding Request to be executed and delivered by its duly authorized officer this _______ __, ___.

                                        EQUIFAX INC.


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

cc: SunTrust Bank, Atlanta

                                                                       EXHIBIT B
                                                             TO MASTER AGREEMENT

                      FORM OF ASSIGNMENT OF LEASE AND RENTS

             [As of the commencement date of the Master Agreement, the form was not prepared per agreement among the parties.]

                                                                       EXHIBIT D
                                                             TO MASTER AGREEMENT

                                FORM OF MORTGAGE

             [As of the commencement date of the Master Agreement, the form was not prepared per agreement among the parties.]

                                                                       EXHIBIT E
                                                             TO MASTER AGREEMENT

                             COMPLIANCE CERTIFICATE

     Reference is made to the Master Agreement (Florida Property) dated as of December 30, 1999 (as modified and supplemented and in effect from time to time, the "Master Agreement") among Equifax Inc., PREFCO VI Limited Partnership, Atlantic Financial Group, Ltd. and SunTrust Bank, Atlanta, as Agent and Lender. Capitalized terms used herein shall have the meanings ascribed thereto in the Master Agreement.

     Pursuant to Section 5.1(c) of the Master Agreement, (i) ______________, the duly authorized _______________________ of Equifax Inc. hereby certifies to the Funding Parties as required by Section 5.1(c) that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of __________, _____, and (ii) _______________, the duly authorized
______________________________of Equifax Inc. hereby (A) certifies to the Funding Parties as required by Section 5.1(c) that to the knowledge of such officer, no Event of Default or Potential Event of Default is in existence on and as of the date hereof and (B) restates and reaffirms as required by Section 5.1(c) that to the knowledge of such officer, the representations and warranties contained in Section 4.1 of the Master Agreement are true on and as of the date hereof (x) as stated as to representations and warranties which contain materiality limitations, and (y) in all material respects as to all other representations and warranties.

     Dated this _____ day of ____________, 199/200__.

                                       EQUIFAX INC.


                                        By:
                                            ------------------------------------
                                        Title:

                              COMPLIANCE CHECK LIST
                                  Equifax Inc.

                            _________________________

             [As of the commencement date of the Master Agreement, the check list was not prepared per agreement among the parties.]

                                    Exhibit F

                  Form of Environmental Audit Reliance Letter

Intentionally Omitted.

                                                                     EXHIBIT G-l

                       (LONG ALDRIDGE & NORMAN LLP LOGO)
                                ATTORNEYS AT LAW

                                December 30, 1999

SunTrust Bank, Atlanta
P.O. Box 4418, MC127
Atlanta, Georgia 30302-4418

Prefco VI Limited Partnership
1000 Ballpark Way
Suite 304
Arlington, Texas 76011

     RE:  EQUIFAX INC. LEASE TRANSACTION - FLORIDA

 Ladies and Gentlemen:

     We have acted as special local counsel for Equifax Inc., a Georgia corporation ("Lessee"), in connection with a lease transaction between Lessee, Prefco VI Limited Partnership ("Lessor") and SunTrust Bank, Atlanta ("Agent"). We render this opinion to you at the request of Lessee.

     In connection with this opinion, we have examined copies of each of the following documents:

     A. Master Agreement, dated as of December 30, 1999 (the "Master Agreement"), among Lessee, Lessor, and Agent;

     B. Lease Agreement, dated as of December 30, 1999 (the "Lease"), by and between Lessor and Lessee; and

     C. Operative Guaranty (the "Guaranty"), dated as of December 30, 1999, from Lessee in favor of Lessor and Agent; and

     D. Consent and Agreement of Lessee (the "Consent"), dated as of December 30, 1999 from Lessee in favor of Agent.

     The documents listed in (A) through (D) above are hereinafter sometimes collectively referred to as the "Lease Documents." All of the Property, including real estate, personal property

                                                            ATLANTA.4161174.2

                       303 PEACHTREE STREET - SUITE 5300
                             ATLANTA, GEORGIA 30308
                      404 527-4000 - FACSIMILE 404 527-4198

                             WASHINGTON, D.C. OFFICE
                   701 PENNSYLVANIA AVENUE. M.W. - SUITE 600
                             WASHINGTON, D.C. 20004
                     202 624-1200 - FACSIMILE 202 624-1290

December 30, 1999
Page 2

and fixtures, purported to be leased to Lessee pursuant to the Lease is hereinafter sometimes referred to as the "Property."

     In connection with this opinion, we have assumed that:

          (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of Georgia, and is duly authorized to transact business in each jurisdiction where its activities or presence required that it be so qualified; and

          (b) Lessee has all requisite authority to lease the Property, to execute the Lease Documents, and to perform its obligations under the Lease Documents; and

          (c) The execution, delivery and performance of the Lease Documents by Lessee are within the corporate powers of Lessee and have been duly authorized by all necessary action by or on behalf of Lessee; and

          (d) Each individual executing the Lease Documents has the requisite legal capacity to execute and be bound by (or cause the entity for which such individual is signing to be bound by) the agreements contained in such documents; and

          (e) The Lease Documents have been duly and validly executed and delivered by Lessee in the form submitted to us; and

          (f) Each of the parties to the Lease Documents other than Lessee has duly and validly executed and delivered each Lease Document to which such party is a signatory, and each Lease Document (and each provision of the Lease Documents which is not governed by and construed in accordance with the laws of the State of Georgia) are such parry's legal, valid and binding obligations, enforceable against such party in accordance with their respective terms. Each Lease Document and each provision of the Lease Documents which is not governed by and construed in accordance with the laws of the State of Georgia are Lessee's legal, valid and binding obligations, enforceable against Lessee in accordance with their respective terms. If all or any provisions of the Lease Documents are determined to be governed by and required to be construed in accordance with the laws of the State of Florida, the Lease Documents or such provisions are legal, valid and enforceable against each of the parties thereto in accordance with their respective terms under Florida law; and

          (g) Lessor is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Connecticut; Agent is a Georgia banking corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia; and the Lease Documents have been duly authorized and delivered by Lessor and Agent to the extent

                                                               ATLANTA 4161174.2

December 30, 1999
Page 3


required and constitute the legal, valid, binding and enforceable obligations of Lessor and Agent, respectively; and each of Lessor and Agent has the requisite power and authority to perform its respective obligations under the Lease Documents; and each of Lessor and Agent has all requisite governmental certificates of authority, licenses, permits, consents, qualifications, and documentation to engage in the transaction covered by this opinion; and

          (h) The Agent has acted and will act in good faith and without notice of any defense against enforcement of rights created by, or adverse claim to any property pledged as part of, the transaction contemplated by the Lease Documents. The Agent has complied with all laws applicable to it that affect the transaction; and

          (i) The transaction complies with any test required by law of good faith or fairness. Each party will act in accordance with the terms and conditions of the Lease Documents; and

          (j) No discretionary act of the Lessee or on its behalf will be taken after the date of the transaction if such act might result in a violation of law or breach or default under any agreement, decree, writ, judgment or court order. The Lessee will obtain all permits and governmental approvals and take all other actions which are both (i) relevant to performance of the Lease Documents and
(ii) required in the future under applicable law; and

          (k) Any documents to which the Lessee is a party or by which the Lessee is bound (other than the Lease Documents) will be enforced as written; and

          (l) With respect to the transaction and the Lease Documents, there has been no mutual mistake of fact and there exists no fraud or duress; and

          (m) Lessee has or would be deemed to have as of the date hereof, and at the time of the execution and delivery of the Lease Documents, valid title to, or an interest in, and the unrestricted right to convey, lease or encumber the Property; and

          (n) Lessee has received, or prior to or concurrently with the execution and delivery of the Lease Documents will receive, the value and other consideration recited to be received by it in the Lease Documents; and

          (o) In the event that any party to any of the Lease Documents seeks to maintain any action, suit or proceeding in the courts of the State of Georgia to enforce any provision of any of the Lease Documents, such person, if required at such time to hold a certificate of authority to transact business as a foreign corporation in the State of Georgia, will have obtained such a certificate prior to commencing such action, suit or proceeding; and

December 30, 1999
Page 4


          (p) The interest currently provided for in (or any other interest allowed or to be subsequently designated under the terms of) the Lease or the Lease Documents, together with all other charges in the nature of interest payable with respect to the transactions contemplated by the Lease Documents, will not at any time (whether due to prepayment, acceleration, lack of borrowing, or otherwise) exceed five percent (5%) per month as prohibited by O.C.G.A. Section 7-4-18 and that no such interest or charges constitute precomputed interest within the meaning of O.C.G.A. Section 7-4-2(b); and

          (q) There is no payment of, or agreement for the payment of, interest on unpaid interest under the Lease Documents in violation of O.C.G.A. Section 7-4-17; and

          (r) The parties to the Lease Documents and their successors and assigns will (i) act in good faith and in a commercially reasonable manner in the exercise of any rights or enforcement of any remedies under the Lease Documents; (ii) not engage in any conduct in the exercise of such rights or enforcement of such remedies that would constitute other than fair dealing; and
(iii) comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Lease Documents; and

          (s) The exercise of any rights or enforcement of any remedies under the Lease Documents would not be unconscionable, result in a breach of the peace or otherwise be contrary to public policy.

     In rendering this opinion we have also assumed that: all documents submitted to us as originals are authentic; all signatures on documents submitted to us are genuine; all documents, including but not limited to certain of the Lease Documents, submitted to us as certified or conformed copies, photocopies or telecopies are identical to the original documents; the "black-lining" on drafts of Lease Documents received by us since the first draft we reviewed have accurately reflected all changes since the draft reviewed; the Lease Documents accurately reflect the complete understanding of the parties with respect to the transactions contemplated thereby and the rights and obligations of the parties thereunder; and that all certificates, and all telegraphic and telephonic confirmations, given by public officials or by third parties referred to herein have been properly given and are accurate. We have also assumed that the terms and conditions of the Lease as reflected in the Lease Documents have not been amended, modified or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Lease Documents. All references herein to the Lease Documents (or other documents identified herein) shall be deemed to refer only to the body of such documents exclusive of other documents referred to or incorporated by reference therein.

     We call your attention to the fact, and all parties are aware that, Lessee is not and has never been the owner of record of any interest in the Property other than under the Lease, and you have

December 30, 1999
Page 5


asked us to render an opinion on the assumption that the Lease would be deemed to constitute a conveyance of fee simple title to the Property to Lessee, and a conveyance of security title and a security interest in the Property from Lessee to Lessor to secure an obligation in excess of $250,000.00. We render no opinion herein as to whether the lease would be so interpreted, or as to whether title to the Property would be deemed to be in Lessor or Lessee, or with respect to the effect of the determination of such title matters on the enforceability of the Lease Documents or any of the other matters addressed herein.

     All assumptions stated in this letter are made with your permission and without investigation, computation or other action on our part to confirm the validity of any such assumptions. To the extent that any of such assumptions are not true, the same are made hypothetically to permit the rendering of this opinion.

     We have not made or undertaken to make any investigation of the state of title to the Property, and we express no opinion with respect to the title of the Property or with respect to the existence or perfection (or continuation of perfection) of any security title, lien, security interest, encumbrance, usufruct or leasehold interest purported to be created by the Lease or any other Lease Document. In addition, we express no opinion as to the priority of any security title, lien, security interest, encumbrance, usufruct or leasehold interest purported to be created by the Lease or any other Lease Document.

     Based on the foregoing and subject to the assumptions, limitation, qualifications and exceptions set forth herein, we are of the opinion that:

     1. Each of the Lease Documents, insofar as it is governed by and construed in accordance with the laws of the State of Georgia, is a legal, valid and binding obligation of Lessee, enforceable by Lessor against Lessee in accordance with its terms, except that: (a) the enforceability of the Lease Documents is subject to the effect of bankruptcy, insolvency, reorganization, arrangement and moratorium laws and other laws from time to time in effect relating to or affecting generally the enforcement of creditors' and lessor's rights and remedies (including, without limitation, the effect of the Federal Bankruptcy Code in its entirety, including matters of contract rejection, fraudulent conveyance and obligation, turn-over, preference, equitable subordination, automatic stay, conversion of a non-recourse obligation into a recourse obligation, substantive consolidation and proofs of claim, and state laws regarding fraudulent transfers, obligations and conveyances, including O.C.G.A.
Section 18-2-20, et seq., and state receivership laws); (b) the enforceability of the Lease Documents is subject to the effect of the exercise of customary principles, judicial decisions, and laws governing, limiting or affecting equitable remedies or relief generally (including, without limitation, matters of public policy) whether considered in a proceeding at law or in equity (including, without limitation, principles governing the availability of specific performance, injunctive relief or other traditional equitable remedies, principles affording traditional

December 30, 1999
Page 6


equitable defenses [e.g., waiver, laches and estoppel], good faith and fair dealing, reasonableness. materiality of breach, impracticability or impossibility of performance, the effect of obstruction, failure to perform or otherwise to act in accordance with an agreement by any person other than Lessee, the effect of Section 1-102(3) of the Uniform Commercial Code, and unconscionability); (c) certain remedies, waivers, and other provisions of the Lease Documents may not be enforceable under applicable laws and judicial decisions (in addition to those referred to in subparagraphs (a) and (b) immediately above) and certain equitable or specific remedies may be unavailable under such laws and decisions; however, it is our opinion that such laws and decisions (other than those referred to in subparagraphs (a) and (b) immediately above) do not make the remedies and procedures which will be afforded to the holder of the Lease Documents inadequate for the realization of the substantive benefits intended to be provided by the Lease Documents to the holder thereof, except for the economic consequences, if any, resulting from any delay caused by such applicable laws and judicial decisions and so long as such remedies and procedures are exercised in compliance with applicable laws and judicial decisions of the State of Georgia relating to the exercise of such remedies and procedures.

     2. Assuming that the principal amount actually disbursed to Lessee or which would be deemed to have been actually disbursed to Lessee for usury purposes exceeds $250,000.00, none of the payments of interest provided for in the Lease Documents violates the usury laws of the State of Georgia.

     3. The execution and delivery of the Lease Documents by Lessee and the performance by Lessee of its obligations thereunder, do not conflict with or result in a violation of any law, rule or regulation of the State of Georgia or the United States of America to which Lessee or its assets are subject which a lawyer using customary due diligence would reasonably recognize as applicable to the execution and delivery of the Lease Documents or the performance by Lessee of its obligations thereunder. For purposes of this opinion, "law, rule or regulation" includes only those laws, rules or regulations which either prohibit performance by Lessee under the Lease Documents or subject Lessee to a fine, penalty or other similar sanction.

     This opinion is based upon and subject to the qualifications, limitations and exceptions set forth below:

     A. Without limiting the generality of, or implying any other limitation of, any other assumption, qualification, limitation or exception set forth in this opinion letter, our opinion set forth herein is subject to each of the following exceptions:

          (i) The effect and possible unenforceability of contractual provisions providing for choice of governing law; or

December 30, 1999
Page 7


          (ii) The possible unenforceability of provisions purporting to waive certain rights of guarantors or indemnitors (whether expressed as waivers, consents or otherwise); or

          (iii) The possible unenforceability of provisions requiring indemnification for, or providing exculpation, release or exemption from liability for, action or inaction, to the extent such action or inaction involves negligence or willful misconduct of the person or entity indemnified (or of any agent, contractor, employee, representative, partner, officer, director or shareholder of such person or entity) or to the extent otherwise contrary to public policy; or

          (iv) The possible unenforceability of provisions purporting to require arbitration of disputes; or

          (v) The possible unenforceability of provisions prohibiting competition, the solicitation or acceptance of customers, of business relationships or of employees, the use or disclosure of information, or other activities in restraint of trade; or

          (vi) The possible unenforceability of provisions imposing increased interest rates or late payment charges upon delinquency in payment or default or providing for liquidated damages, or for premiums on prepayment, acceleration, redemption, cancellation, or termination, to the extent any such provisions are deemed to be penalties or forfeitures; or

          (vii) The possible unenforceability of waivers or advance consents that have the effect of waiving statutes of limitation, marshaling of assets or similar requirements, or as to the jurisdiction of courts, the venue of actions, the right to jury trial, defenses or rights of subrogation, or, in certain cases, notice; or

          (viii) The possible unenforceability of provisions that waivers or consents by a party may not be given effect unless in writing or in compliance with particular requirements or that a person's course of dealing, course of performance, or the like or failure or delay in taking actions may not constitute a waiver of related rights or provisions or that one or more waivers may not under certain circumstances constitute a waiver of other matters of the same kind; or

          (ix) The effect of course of dealing, course of performance, or the like, that would modify the terms of an agreement or the respective rights or obligations of the parties under an agreement; or

December 30, 1999
Page 8


          (x) The possible unenforceability of provisions that enumerated remedies are not exclusive or that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative; or

          (xi) The effect of O.C.G.A. Section 13-1-11 on provisions relating to attorneys fees; or

          (xii) The possible unenforceability of provisions that determinations by a party or a party's designee are conclusive; or

          (xiii) The possible unenforceability of provisions permitting modifications of an agreement only in writing; or

          (xiv) The possible unenforceability of provisions that the provisions of an agreement are severable; or

          (xv) The effect of laws requiring mitigation of damages; or

          (xvi) The possible unenforceability of provisions permitting the exercise, under certain circumstances, of rights without notice or without providing opportunity to cure failures to perform; or

          (xvii) The effect of agreements as to rights of set off otherwise than in accordance with the applicable law; or

          (xviii) The possible unenforceability of any provision contained in the Lease Documents purporting to allow the holder to accelerate the maturity of the indebtedness evidenced and secured thereby or the sums required to be paid thereunder without notice to Lessee: or

          (xix) The possible unenforceability of any provision contained in the Lease Documents relating to the appointment of a receiver, or

          (xx) The possible unenforceability of any provision contained in the Lease Documents purporting to provide to the holder of the Lease Documents (or any other party which is not the receiver of the Property), the right to the possession or control of cash, deposits, instruments or other property which relate to or constitute a portion of the Property after the appointment of a receiver; or

          (xxi) We render no opinion with respect to the laws, ordinances, regulations or rules of any county, city or other political subdivision of the State of Georgia or any other

December 30, 1999
Page 9


     state of the United States of America; antitrust and unfair competition law; securities law; tax law; laws governing fiduciary obligations; pension and employee benefit law; fraudulent transfer law; environmental law; land use and subdivision law; bulk transfer law; patent, copyright, trademark and other intellectual property law; racketeering law; criminal statutes of general application; and labor law; or

          (xxii) The effect of the rights of the United States under the Federal Tax Lien Act of 1966, as amended: or

          (xxiii) The present or future value of any collateral; or

          (xxiv) The possible unenforceability of any provision contained in the Lease Documents which purports to grant an absolute assignment of any leases, rents, income, issues, profits, revenues or any other Property, rather than a collateral assignment; or

          (xxv) The possible unenforceability of any "usury savings provisions" contained in the Lease Documents; or

          (xxvi) The possible unenforceability of any provision allowing another to act as attorney-in-fact for Lessee; or

          (xxvii) The possible unenforceability of any provision requiring the Lessee to "perform as directed" with respect to any undertaking; or

          (xxviii) The possible unenforceability of any provision allowing the conducting of more than one sale of any real or personal property affected by the Lease; or

          (xxix) The possible unenforceability of the Lease Documents unless payment in full is made of all such fees, taxes (including, without limitation, any intangibles taxes and transfer taxes), charges and any statutory interest and penalty with respect thereto, as may be due and payable in connection with the Lease Documents or the transactions contemplated in the Lease Documents; or

          (xxx) The possible unenforceability of any provision requiring payments by Lessee, imposing obligations upon Lessee, or allowing the maintaining of any action against Lessee, after a sale of any real property affected by the Lease under the power of sale or other remedies contained in the Lease without confirmation of such sale as required by Georgia law; or

December 30, 1999
Page 10


          (xxxi) The possible unenforceability of any provision for, or depending upon a security title, security interest or lien upon any real or personal property described in the Lease continuing to exist under the Lease following a judicial foreclosure or sale under power of sale of any of the real or personal property described in the Lease; or

          (xxxii) The possible unenforceability of any provision of the Lease Documents that purports to survive notwithstanding the satisfaction, cancellation, discharge, release, foreclosure or assignment of the Lease Documents in light of Coleman Road Associates. Ltd. v. Culpepper, 448 S.E.2d 83 (Ga. App. 1994); or

          (xxxiii) The possible unenforceability of any provision to the effect that actions of the holder shall not cause the holder to become a "mortgagee in possession" or impose upon the holder any duty with respect to the Property; or

          (xxxiv) The possible unenforceability of any provision for waiver of service of process or requiring any party to make a voluntary appearance in any action, suit or proceeding; or

          (xxxv) The possible lack of assignability of portions of the Property or rights relating thereto, including, without limitation, the assignability of any licenses, permits, approvals, bonds, insurance or causes of action or rights under contracts, where any such portion of the Property is not assignable by reason of its nature, its terms or of laws, ordinances, rules, regulations or judicial or administrative decisions or otherwise; or

          (xxxvi) The possible unenforceability of the provisions of Section
     13.1 (c) of the Lease, pursuant to which Lessor has the right to sell the Property upon any "Event of Default" (as defined therein); or

          (xxxvii) If the transaction is characterized as a lease (in addition to the qualifications, limitations and exceptions set forth above):

               (A) The effect of a termination of the Lease on the obligations of Lessee under the Lease and the other Lease Documents. Such termination may have the effect of releasing any and all obligations arising under the Lease and the other Lease Documents.

               (B) The possible unenforceability of any right of the Lessor to accelerate the rent payable under the Lease Documents, or of any lease remedies, which purport to be governed by Florida law.

December 30, 1999
Page 11


     B. Our opinion as to the validity, enforceability and binding effect of any assignment of rents contained in the Lease Documents is further qualified by the effect of the order dated January 11, 1993, in the case styled In Re: Polo Club Apartments Associates Limited Partnership f/k/a Ashlev Creek Associates. Limited Partnership, United States Bankruptcy Court, Northern District of Atlanta Division, Chapter 7 Case No. A89-14227, in which the court stated that a "security deed grantee out of possession is not presently entitled to receive rents merely upon the occurrence or existence of a default. The grantor being in possession and receiving rents may not be disturbed in his right to the rents by the security deed grantee until he takes possession or takes other appropriate action to subject the land and rents to the debt. This means that affirmative action or positive steps must be taken by the security deed grantee before there is a present right to receive rents under such written rent assignment." As a result of this order, it is uncertain whether the holder of the Lease Documents has the right to take the rents from the Property pursuant to the Lease Documents prior to taking possession of such Property, and our opinion is limited and qualified accordingly.

     C. With respect to the validity, enforceability and binding effect of the environmental indemnity and hold harmless agreements by Lessee included in the Lease Documents in favor of the holder thereof, we have relied upon a number of federal court decisions, although we note that some cases arising under the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") support the proposition that such private indemnity agreements are not enforceable. In addition, we note that CERCLA and other environmental laws have sometimes been interpreted to impose independent liability on lenders in a manner that may under certain circumstances be beyond the scope of the Lease Documents.

     D. We note that the Lease Documents contain provisions (including, without limitation, Section 2.4 of the Master Agreement and Article XI of the Lease) which purport to require the transactions contemplated in the Lease Documents to be characterized as a Lease Transaction for some purposes and as a loan transaction for some purposes, and purport to characterize the Lease as a mortgage, deed to secure debt or deed of trust. Without limitation of any other assumption, limitation, qualification or exception set forth herein, we render no opinion with respect to the effect or enforceability of any such provision, or with respect to the effect of the inclusion of such provision on other provisions of the Lease Documents which might otherwise be enforceable in the absence of such provisions. We render no opinion with respect to whether the transactions contemplated in the Lease Documents will be characterized as a lease or as a loan, or with respect to whether the Lease Documents will be characterized as a lease, mortgage, deed to secure debt, deed of trust or other security instrument. Further, if the transactions contemplated in the Lease Documents are characterized as a lease and the Lease Documents are themselves characterized as a lease, we render no opinion with respect to any provisions of the Lease Documents which would be applicable with respect to a loan transaction (including, without limitation, any provisions purporting to create a right of foreclosure or power of sale or any other remedies for the enforcement of any lien or security title in the property); and, if the transactions contemplated in the Lease

December 30, 1999
Page 12


Documents are characterized as a loan, we render no opinion with respect to any provisions of the Lease Documents which would be applicable with respect to a lease transaction (including, without limitation, any of the lease remedies set forth in the Lease such as, but without limitation, any right to terminate the Lease or to relet the Property). Further, we render no opinion regarding the treatment for federal or state tax purposes of the transactions in the Lease Documents.

     E. This opinion is based solely on the laws of the State of Georgia in force and effect on the date hereof, and, notwithstanding any statement is implication to the contrary, we express no opinion with regard to any matter which may be governed or purport to be governed, or otherwise affected, by the laws of any state or jurisdiction other than the State of Georgia. No opinion is given herein with respect to any property (including, without limitation, the Property) outside of the State of Georgia which may be the subject of or may be referenced in the Lease Documents, or with respect to the effect of the Lease Documents on or with respect to such property. Without limitation of the foregoing, no opinion is given herein with respect to the conveyance or creation of any lien or interest in or the exercise of remedies with respect to the Property.

     Any and all opinions rendered by this firm in this opinion letter are limited to the matters expressly set forth in Paragraphs 1 through 3 hereinabove following the phrase "we are of the opinion that"; and no opinion is implied or to be inferred beyond the matters expressly so stated. This opinion is given as of the date hereof, and we expressly decline any undertaking to revise or update this opinion subsequent to the date hereof or to advise you of any matter arising subsequent to the date hereof, which would cause us to modify this opinion, in whole or in part. This opinion has been given solely for the benefit of the addressee hereof, and no other person or entity shall be entitled to rely hereon without the express written consent of this firm. This opinion is given solely with respect to the transaction referred to hereinabove and may not be relied upon by any person or entity except with respect to that particular transaction. In addition, without first obtaining the express written consent of this firm, the addressee hereof shall not provide this opinion letter, or any copy or extract hereof, to any other person or entity, including any governmental unit or agency, except that a copy may be provided to any regulatory agency or authority having jurisdiction over any of the addressees, upon request by such agency or authority, or as may be otherwise required by law.

                                        Very truly yours,

                                        LONG ALDRIDGE & NORMAN LLP


                                        (LONG ALDRIDGE & NORMAN LLP)

EQUIFAX

                                                                     EXHIBIT G-l
                                                                     (cont.)

                                                        Bruce S. Richards
December 30, 1999                                       Corporate Vice President
                                                        And General Counsel

                                                        Equifax Inc.
                                                        1550 Peachtree Street
                                                        Atlanta, Georgia 30309
SunTrust Bank, Atlanta                                  (404) 865-8833
P. O. Box 4418, MC 127                                  FAX (404) 865-5112
Atlanta, Georgia 30302-4418

Prefco VI Limited Partnership
c/o Sun Trust Capital Markets, Inc.
303 Peachtree Street, 24th Floor
Atlanta, Georgia 30308

Long Aldridge & Norman LLP
303 Peachtree Street, Suite 5300
Atlanta, Georgia 30308

RE: EQUIFAX INC. LEASE TRANSACTION

Ladies and Gentlemen:

     I am Corporate Vice President and General Counsel of Equifax Inc., a Georgia corporation ("Lessee"), and I am rendering this opinion to you at the request of Lessee.

     1. In connection with this opinion, I have examined, or caused other in-house counsel licensed by the State Bar of Georgia to examine, copies of each of the following documents:

          (1) Master Agreement, dated as of December 30, 1999 (the "Master Agreement"), among Lessee, Prefco VI Limited Partnership ("Lessor"), and SunTrust Bank, Atlanta ("Agent");

          (2) Lease Agreement, dated as of December 30, 1999 by and between Lessor and Lessee;

          (3) Consent and Agreement of Lessee to Assignment of Leases and Rents by the Lessor;

          (4) UCC Financing Statements to be filed in the States of Georgia and Florida; and

          (5) Operative Guaranty dated December 30, 1999 (the "Guaranty"), from Lessee in favor of Lessor and Agent.

December 30, 1999
Page 2 of 3


The documents listed in subparagraphs (1) through (5) above are sometimes collectively referred to in this letter as the "Lease Documents."

     2. Acting as such counsel, I have examined, or caused to be examined, the Lease Documents and those other documents and matters of law that we have deemed necessary in order to express the opinions set forth below. All references to the Lease Documents shall be deemed to refer only to the body of those instruments, exclusive of other instruments referred to or incorporated by reference in the Lease Documents. In all such examinations, I have assumed with your permission and without any investigation whatsoever: that the Lease Documents accurately reflect the complete understanding of the parties with respect to the transactions contemplated in the Lease Documents, and the rights and obligations of the parties under the Lease Documents; that the terms and conditions of the Lease Documents have not been modified, amended or supplemented, directly or indirectly, by any other agreement or understanding of the parties or waiver of any of the material provisions of the Lease Documents; that all documents submitted to us as originals are authentic; that all signatures on documents (other than the signatures-of-the Lessee on the Lease Documents) submitted to us are genuine; that all copies of documents submitted to us as certified or conformed copies, photocopies or telecopies are identical to the originals; and that all certificates, and all telegraphic and telephonic confirmations, given by public officials or by third parties referred to in this letter have been properly given and are accurate.

     3. Based on the actions and assumptions set forth above, and in reliance on these actions and assumptions, and subject to the assumptions, limitations, qualifications, and exceptions set forth in this letter, I am of the opinion that:

          (1) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia; and

          (2) The execution, delivery and performance of the Lease Documents by Lessee are within the corporate power of Lessee. Lessee has duly authorized the execution and delivery of the Lease Documents, and Michael Schirk and William F. Gastel are authorized to execute and deliver the Lease Documents on behalf of Lessee; and

          (3) The Lease Documents have been duly and validly executed and delivered by Lessee.

     4. This opinion is based solely on the laws of the State of Georgia in force and effect on the date of this letter, and I express no opinion with regard to any matter that may be governed or purport to be governed by the laws of any state or jurisdiction other than the State of Georgia.

December 30, 1999
Page 3 of 3


     5. Any and all opinions rendered by me in this letter are limited to the matters expressly set forth as my "opinion" in subparagraphs (1) through (3) of Paragraph 3 above, and no opinion is implied or to be inferred beyond those matters. This opinion is given as of the date indicated at the top of the first page of this letter, and I expressly decline any undertaking to revise or update this opinion subsequent to that date, or to advise you of any matter arising after that date that would cause me to modify this opinion in whole or in part. This opinion has been given solely for the benefit of the addressees of this letter, and no other person or entity shall be entitled to rely on this opinion without my express written consent. In addition, without first obtaining my express written consent, the addressees shall not provide this opinion letter, or any copy or extract of this letter, to any other person or entity, including any governmental unit or agency, except that a copy may be provided to any regulatory agency or authority having jurisdiction over any of the addressees, upon request by that regulatory agency or authority, or as may be otherwise required by law.

Very truly yours,


/s/ Bruce S. Richards
Bruce S. Richards
Corporate Vice President
and General Counsel

                                                                     EXHIBIT G-2
                                                             to Master Agreement

                   FORM OF OPINION OF LOCAL COUNSEL FOR LESSEE

                                                                __________, 199_

To the Lessor, the Agent and the
Lender as defined in the Master
Agreement hereinafter referred to

            Re: Equifax Inc. Lease Transaction

Ladies and Gentlemen:

     We have acted as special Florida counsel to Equifax Inc., a Georgia corporation (the "Lessee"), in connection with the transactions contemplated by the Master Agreement. We have examined and are familiar with originals of or copies identified to our satisfaction of (i) the Master Agreement, dated as of _________________, 1999 (as heretofore amended, the "Master Agreement"), among Equifax Inc. ("Equifax"), Prefco VI Limited Partnership, as Lessor, the financial institutions party thereto, as Lenders and SunTrust Bank, Atlanta, as Agent; and (ii) the other Operative Documents listed on Schedule A hereto (together with the Master Agreement, the "Subject Documents"). In addition, we have examined and are familiar with such legal matters as we have deemed necessary for the purpose of rendering this opinion. Capitalized terms used in this opinion and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Master Agreement. This opinion is being furnished to you at the request of the Lessee pursuant to Section 3.1(a)(xi) of the Master Agreement, in connection with the Closing Date related to the Leased Property covered by the Subject Documents.

     In rendering this opinion we have assumed: (a) the genuineness of the signatures on all documents and instruments and the authenticity of all documents submitted as originals, and the conformity to originals of all documents submitted as photostatic or certified copies; (b) that each of the parties to the Subject Documents has all the legal capacity, power and authority required for it to enter into the Subject Documents to which it is a party, and to perform its respective obligations thereunder; (c) that all such matters have received any corporate or other authorization required by any applicable charter, by-law, law or regulation; (d) the due execution and delivery of the Subject Documents by each of the parties thereto; and (e) that there are no agreements between any parties that would alter the agreements set forth in the Subject Documents. To the extent that the assumptions in clauses (b) and (c) relate to any laws or regulations, such assumptions relate only to those laws and regulations as to which we are not opining herein.

     Based upon the foregoing, we are of the opinion that:

     1. The Lessee is duly qualified as a foreign corporation authorized to do business in, and is in good standing in, the State of Florida (the "State").

     2. Neither the Agent nor any of the Lenders is required under the laws of the State to qualify as a foreign corporation, foreign trust company or otherwise in the State, or to file any designation for service of process in the State, solely as a result of its execution, delivery and performance of the Subject Documents to which it is a party.

     3. Each of the Mortgage, the Lease and the Assignment of Leases and Rents constitutes the legal, valid and binding obligation of the parties thereto enforceable against each such party in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

     4. The Lease is in form sufficient under the laws of the State to demise to the Lessee a valid leasehold interest in the Leased Property. The Lease, when recorded with the Recording Office, will have been filed or recorded in all public offices in the State in which such filing or recording is necessary to provide constructive notice of the Lease on the Leased Property to third persons and to establish of record the interest of the Lessor thereunder.

     5. If the transactions as provided for in the Lease are characterized as a loan: (a) the Lease is in form sufficient under the laws of the State to create a valid lien or security interest in favor of the Lessor in the Leased Property described therein, and when recorded with _________________ (the "Recording Office"), will have been filed or recorded in all public offices in the State in which such filing or recording is necessary to perfect the interest of the Lessor thereunder to the extent that such Leased Property constitutes real estate. The Lease provides the Lessor with all remedies customarily obtained by lenders in the State in connection with the type of loan and security provided thereby. The foreclosure of the Lease would not restrict, affect or impair the Lessee's liability with respect to the obligations secured thereby or the Lessor's rights or remedies with respect to the foreclosure or enforcement of any other security interests or liens securing such obligations to the extent any deficiency remains unpaid after application of the proceeds of the foreclosure.

     6. The Mortgage and the Assignment of Lease and Rents are in form sufficient under the laws of the State to create valid liens or security interests in favor of the Agent in the collateral described therein, and when recorded with the Recording Office, will have been filed or recorded in all public offices in the State in which such filing or recording is necessary to perfect the interest of the Agent thereunder to the extent that such collateral constitutes real estate. The Mortgage and the Assignment of Lease and Rents provide the Agent with all remedies customarily obtained by lenders in the State in connection with the type of loan and security provided for by the Loan Agreement. The foreclosure of the Mortgage would not restrict, affect or impair the Lessor's liability with respect to the obligations secured thereby or the Lender's rights or remedies with respect to the foreclosure or enforcement of any other security interests or liens securing such obligations to the extent any deficiency remains unpaid after application of the proceeds of the foreclosure.

     7. The law (statutory or otherwise) of the State does not require a lienholder to make an election of remedies where such lienholder holds security interests and liens on both the real and the personal property of a debtor or to take recourse first or solely against or otherwise exhaust its remedies against its collateral before otherwise proceeding to enforce against such debtor the obligations of such debtor. Nothing in the laws of this State will hinder or prevent enforcement in the State of the obligations of the Lessee or the Guarantor under any of the Subject Documents to which it is, respectively, a party.

     8. Under the laws of the State the priority of the Mortgage and the Lease (if the transactions provided for in the Lease are characterized as a loan), to the extent that such documents secure future advances and are a conveyance of or create a lien against a real property interest, is determined by the respective dates on which such documents are recorded.

     9. The UCC Financing Statements which are to be recorded or filed within the State, are in form sufficient under the laws of the State for filing or recording, and when recorded with the Recorder's Office and the Florida Secretary of State will have been filed or recorded in all public offices in the State in which such filing or recording is necessary to perfect the interests of the Lessor and the Agent in the collateral described therein to the extent the same can be perfected by filing or recording in the State.

     10. Neither the execution and delivery of the Subject Documents, nor the fulfillment of or the compliance with the provisions thereof, by the Lessor, the Agent and the Lenders, results in a violation of, or contravenes any State statute, law, rule, code, ordinance or regulation to which the Lessors, the Agent or the Lender are subject.

     11. No approval, consent, or withholding of objection on the part of, or filing or registration with, any governmental authority or regulatory body in the State is required for the due execution and delivery of the Subject Documents by the Lessor, the Agent or the Lenders, or the performance of the transactions by the Lessor, the Agent or the Lender as contemplated thereby.

     12. Except for federal, state and local franchise, withholding and income taxes, no taxes, fees or other charges imposed by the State, _______________ County or any other local governmental entity are payable by Lessor, the Agent or the Lender solely as a result of (i) the issuance of the Notes on the date hereof, (ii) the acquisition by the Lessor of the Leased Property, or (iii) (except for nominal filing or recording fees payable at the time of filing or recording) the execution, delivery, recordation or filing (where applicable) of the Subject Documents and all other instruments delivered in connection with the transactions contemplated thereby.

     13. The provisions in the Subject Documents concerning interest, Yield, loan fees, late fees, prepayment premiums, default rate of interest and other charges, including the methods of calculation and payment thereof, are not usurious under, or otherwise violative of, the laws of the State.

     14. Under the laws of the State and local jurisdictions therein, there is no statutory or regulatory lien in favor of any Governmental Authority for (a) liability under the State environmental laws or regulations, or (b) damages (including natural resource damages) arising from, or costs incurred by, such Governmental Authority in response to the release of Hazardous Material into the environment.

     15. Under the laws of the State and local jurisdictions therein, there are no statutory or regulatory requirements relating to the transfer of ownership or operation, sale or foreclosure of the Leased Property which require notification of the State or the local jurisdiction of such transfer, sale or foreclosure, certification that there has been no discharge of Hazardous Material or other substances, or, in the event of a discharge, responsibility of the Lessor, the Agent or the Lender, as appropriate, for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

     We are members of the Bar of the State. The opinions expressed herein are limited exclusively to the laws of the State and the rules and regulations, if any, under each of said laws. Certain of the Subject Documents purport to be governed by laws of states other than the State. With your permission, we have assumed for the purposes of this opinion (contrary to the express provisions thereof) that such agreements would be governed by and construed and interpreted in accordance with the laws of the State.

                                Very truly yours,

                                                                       EXHIBIT I
                                                             TO MASTER AGREEMENT

                               PAYMENT DATE NOTICE

PREFCO VI Limited Partnership
c/o Atlantic Financial Group, Ltd.
2311 Cedar Springs Road, Suite 150
Dallas, Texas 75201
Attn: Stephen Brookshire

SunTrust Bank, Atlanta
25 Park Place
Mail Code 127
Atlanta, Georgia 30303
Attention: Center 127/
           Atlanta Corporate Banking

                                  EQUIFAX INC.

Gentlemen and Ladies:

     This Payment Date Notice is delivered to you pursuant to Section 2.3(c) of the Master Agreement (Florida Property), dated as of December 30, 1999 (together with all amendments, if any, from time to time made thereto, the "Master Agreement"), among Equifax Inc., a Georgia corporation (the "Lessee"), PREFCO VI Limited Partnership, as Lessor, Atlantic Financial Group, Ltd. and SunTrust Bank, Atlanta, as Agent and Lender. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Master Agreement.

     The Lessee hereby requests that on ____________, 19/20___,

          (1) $___________ of the presently outstanding Funded Amounts originally made on __________, 19___ [and $__________ of the presently outstanding Funded Amounts originally made on __________, 19___], and all presently being maintained as LIBOR Advances,

          (2) be continued as,

          (3) LIBOR Advances having a Rent Period of ______ months.

The Lessee hereby certifies and warrants that no Potential Event of Default or Event of Default has occurred and is continuing.

     The Lessee has caused this Payment Date Notice to be executed and delivered, and the certification and warranty contained herein to be made, by its authorized officer this ___ day of __________, _____.

                                        EQUIFAX INC.


                                        By
                                           -------------------------------------
                                        Name Printed:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                                                       EXHIBIT J
                                                             TO MASTER AGREEMENT

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

             [As of the commencement date of the Master Agreement, the form was not prepared per agreement among the parties.]

                                  SCHEDULE 1.1

                                 LEASED PROPERTY

Lot 1, Block 1, ROOSEVELT CENTRE SECOND REPLAT, according to map or plat thereof recorded in Plat Book 107, page 73, of the public records of Pinellas County, Florida.

                                  SCHEDULE 2.2

                            PAYMENT INSTRUCTIONS AND
                    AMOUNT OF EACH FUNDING PARTY'S COMMITMENT

Lessor Commitment Percentage:               3.5%
Lender Commitment Percentage:              96.5%
Lessor Commitment:               $   811,125.00
Lender Commitment:               $22,363,875.00

                                 SCHEDULE 4.100

                              COMPLIANCE WITH ERISA

                                      None

                                 SCHEDULE 4.1(h)

                                  SUBSIDIARIES

Registrant -- Equifax Inc. (a Georgia corporation).

The Registrant owns, directly or indirectly, 100% of the stock of the following subsidiaries as of March 20, 2000 (all of which are included in the consolidated financial statements):

                                                              State or
                                                             Country of
Name of Subsidiary                                         Incorporation
------------------                                      --------------------
Acrofax Inc. (1)                                               Canada
CBI Ventures, Inc. (1)                                         Georgia
CCI Group, Plc (10)                                            England
CCI Trace and Investigation Services Ltd. (11)                 England
Computer Ventures, Inc. (1)                                   Delaware
Credence, Inc.                                                 Georgia
Credit Consultants International Ltd. (11)                     England
Credit Link (U.K.) Ltd. (11)                                   England
Credit Northwest Corporation (1)                             Washington
Credit Union Card Services, Inc. (8)                          Wisconsin
Equifax Accounts Receivable Services, Inc.
   (owned by Trust)                                            Canada
Equifax Asia Pacific Holdings, Inc.                            Georgia
Equifax Australia Plc (14)                                     England
Equifax Canada (AFX) Inc. (8)                                  Canada
Equifax Canada Inc. (8)                                        Canada
Equifax Card Services, Inc. (4)                                Florida
Equifax Card Services (Madison), Inc. (8)                     Wisconsin
Equifax Card Solutions (18)                                    France
Equifax (Caymen Islands) Ltds. (18)                        Caymen Islands
Equifax Check Services, Inc. (8)                              Delaware

Equifax Consumer Services, Inc.                                Georgia
Equifax Credit Information Services, Inc.                      Georgia
Equifax Decision Systems, B.V.                             The Netherlands
Equifax de Mexico Sociedad de Informacion Crediticia,
   S.A. (8)(9)                                                 Mexico
Equifax de Brasil Ltds. (18)                                   Brazil
Equifax E-Banking Solutions, Inc. (4)                          Georgia
Equifax Europe Inc.                                            Georgia
Equifax Finance (1), Inc.                                      Georgia
Equifax Finance (2), Inc.                                      Georgia
Equifax Healthcare Information Services, Inc.                  Georgia
Equifax Holdings (Mexico) Inc.                                 Georgia
Equifax Information Technology, Inc. (1)                       Georgia
Equifax Investments (Mexico) Inc.                              Georgia
Equifax Investments (U.S.), Inc.                               Georgia
Equifax Knowledge Engineering, Inc.                            Arizona
Equifax Ltd. (14)                                            New Zealand
Equifax Luxembourg S.A. (8)                                  Luxembourg
Equifax Luxembourg (No. 2) S.A.                              Luxembourg
Equifax Mauritius Private Ltd. (7)                           Philippines
Equifax Payment Services, Inc.                                Delaware
Equifax Plc (18)                                               England
Equifax Pty Ltd. (18)                                         Australia
Equifax Properties, Inc.                                       Georgia
Equifax-Rochester, Inc. (1)                                   New York
Equifax Secure, Inc.                                           Georgia
Equifax Secure U.K. Ltd. (28)                              United Kingdom
Equifax SNC (16)                                               France
Equifax South America, Inc.                                    Georgia
Equifax U.K. Finance Ltd. (21)                                 England
Equifax U.K. Finance (No. 2) (20)                              England

Equifax Ventures, Inc.                                         Georgia
Financial Institution Benefit Association, Inc. (4)     District of Columbia
Financial Insurance Marketing Group, Inc. (4)           District of Columbia
First Bankcard Systems, Inc. (4)                               Georgia
Global Scan Ltd. (17)                                      United Kingdom
Global Scan (USA) Inc. (22)                                   Delaware
High Integrity Systems, Inc. (4)                             California
Infolink Ltd. (14)                                             England
Light Signatures, Inc. (4)                                      Chile
Messagegram Ltd. (11)                                           Chile
Procard (24)                                                 Mississippi
Propago (24)                                                   Canada
Stewardship, Inc. (1)                                          Ireland
Talecredit Canada, Inc. (2)                                    Ireland
The Equifax Database Company Ltd. (12)                         England
The Infocheck Group Ltd. (14)                                  England
Transax France Plc (14)                                        England
Ultimate Business Services Plc (14)                            England
Ultimate Media Concepts Ltd. (11)                              England
Viv Ltd. (14)                                                  England

(1)  Subsidiary of Equifax Credit Information Services, Inc.

(2)  Subsidiary of Equifax Canada Inc.

(3)  Subsidiary of Acrofax Inc.

(4)  Subsidiary of Equifax Payment Services, Inc.

(5)  Subsidiary of Equifax Card Services, Inc.

(6)  Subsidiary of Equifax Card Services (Madison), Inc.

(7)  Subsidiary of Equifax Asia Pacific Holdings, Inc.

(8)  Subsidiary of Equifax Holdings (Mexico) Inc.

(9)  Subsidiary of Equifax Investments (Mexico) Inc.

(10) Subsidiary of Ultimate Business Services Plc

(11) Subsidiary of CCI Group Plc

(12) Subsidiary of Equifax Europe Inc.

(13) Subsidiary of the Equifax Database Company

(14) Subsidiary of Equifax Plc

(15) Subsidiary of Equifax Australia Plc

(16) Subsidiary of Transax France Plc

(17) Subsidiary of The Infocheck Group Ltd.

(18) Subsidiary of Equifax South America, Inc.

(19) Subsidiary of Equifax de Brasil Holdings, Ltda.

(20) Subsidiary of Equifax Luxembourg (No. 2) S.A.

(21) Subsidiary of Equifax Luxembourg S.A.

(22) Subsidiary of Global Scan Ltd.

(23) Subsidiary of Equifax Secure, Inc.

(24) Subsidiary of Equifax de Chile, S.A.

Registrant's subsidiary Equifax Asia Pacific Holdings, Inc. owns 100% of the stock of Equifax Mauritius Private Ltd. which owns 50% of the stock of Equifax Venture Infotek Ltd. (India).

Registrant's subsidiary Equifax Europe Inc. owns 49% of the stock of Precision Marketing Information Ltd. (Ireland) and 58% of the stock of Equifax Iberica, S.A. (Spain). Equifax Iberica S.A., owns 95% of the stock of ASNEF-Equifax Servicios de Informacion de Credito, S.L. (Spain); 100% of the stock of Dicodi, S.A. (Spain); 100% of the stock of Informacion Tecnica Del Credito S.L. (Spain); 100% of the stock of Via Ejecutiva S.A. (Spain); and owns 50% of the stock of Credinformacoes, Informacoes de Credito, LDA (Portugal), along with Equifax Decision Systems, B.V., wholly-owned subsidiary of Equifax Inc., which owns 25%.

Registrant's subsidiary Equifax South America, Inc. owns 66% of the stock of Organisacion Veraz S.A. (Argentina) and 99% of the stock of Equifax de Chile, S.A. (Chile). Equifax de Chile, S.A. owns 100% of the stock of Dicom, S.A. (Chile) which owns 100% of the stock of Cobranza Integral S.A. (Chile); 51% of the stock of Dicom CentroAmerica (El Salvador); 51% of the stock of InfoCorp S.A. (Peru); and 100% of the stock of Equifax Peru Srl. Registrant's subsidiary Equifax de Brasil Ltda. owns 80% of the stock of Equifax de Brasil Ltda. (SCI); 59.336% of the stock of Unnisa - Solucoes ern Maios de Pagamento Ltda. (Brazil); and 51% of the stock of Partech Ltda.

Registrant's subsidiary Equifax Plc owns 51% of the stock of Equifax Card Solutions Ltd. (England).

                                 Schedule 4.1(n)

                              Environmental Matters

No properties have been identified on any current or proposed National Priorities List under 40 C.F.R. Section 300, CERCLIS list, or any list arising from state statutes similar to CERCLA.

Two buried diesel tanks are located at the Equifax Payment Services site in Tampa, Florida. These tanks have been inspected by the EPA and found not to be in violation of EPA laws.

Each of Lessees and each of the Subsidiaries have procured all Environmental Authorizations necessary for the conduct of the business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and each of Lessees and each of the Consolidated Subsidiary's respective businesses, except in such instances where such failure of compliance would not have a Material Adverse Effect.

Any particular matter disclosed in the environmental reports delivered by or on behalf or Lessee in connection with this Master Agreement or any Operative Documents.

                                Schedule 4.1(o)

                                  Capital Stock

None.

                                  SCHEDULE 5.12

                               HAZARDOUS MATERIALS

                                      None

Schedule 5.18

Liens existing on the date of this Agreement are as follows:

1. Liens constituting capitalized computer equipment leases of The Infocheck Group Limited, as debtor, securing pounds sterling (pound)27,733 British pounds sterling.

2. Liens constituting capitalized telephone and computer equipment leases of Equifax Plc, as debtor, securing (pound)483,846 British pounds sterling.

================================================================================

                                 LOAN AGREEMENT

                          Dated as of December 30, 1999

                                      among

                         PREFCO VI LIMITED PARTNERSHIP,
                             as Lessor and Borrower,

                    the financial institutions party hereto,

                                   as Lenders

                                       and

                             SUNTRUST BANK, ATLANTA,
                                    as Agent

================================================================================
                         (Equifax Inc. Florida Property)

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1 DEFINITIONS; INTERPRETATION....................................     1

SECTION 2 AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF
   LOANS.................................................................     1
   SECTION 2.1 Commitment................................................     1
   SECTION 2.2 Notes.....................................................     1
   SECTION 2.3 Scheduled Principal Repayment.............................     2
   SECTION 2.4 Interest..................................................     2
   SECTION 2.5 Prepayment................................................     3

SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN
      RESPECT OF LEASE AND LEASED PROPERTY...............................     3
   SECTION 3.1 Distribution and Application of Rent Payments.............     3
   SECTION 3.2 Distribution and Application of Purchase Payment..........     3
   SECTION 3.3 Distribution and Application to Funding Party
      Balances of Lessee Payment of Recourse Deficiency Amount Upon
      Exercise of Remarketing Option.....................................     3
   SECTION 3.4 Distribution and Application to Funding Party Balance of
      Remarketing Proceeds of Leased Property............................     4
   SECTION 3.5 Distribution and Application of Payments Received When an
      Event of Default Exists or Has Ceased to Exist Following Rejection
      of a Lease.........................................................     4
   SECTION 3.6 Distribution of Other Payments............................     5
   SECTION 3.7 Timing of Agent Distributions.............................     5

SECTION 4 THE LESSOR; EXERCISE OF REMEDIES UNDER THE LEASE AND OPERATIVE
   GUARANTY..............................................................     6
   SECTION 4.1 Covenant of Lessor........................................     6
   SECTION 4.2 Lessor Obligations Nonrecourse; Payment from Certain Lease and Operative Guaranty Obligations and Certain Proceeds of Leased
      Property Only......................................................     6
   SECTION 4.3 Exercise of Remedies Under the Lease and Operative
      Guaranty...........................................................     7

SECTION 5 LOAN EVENTS OF DEFAULT; REMEDIES...............................     8
   SECTION 5.1 Loan Events of Default....................................     8
   SECTION 5.2 Loan Event of Default; Remedies...........................     9

SECTION 6 THE AGENT......................................................    10
   SECTION 6.1 Appointment...............................................    10

   SECTION 6.2 Delegation of Duties......................................    10
   SECTION 6.3 Exculpatory Provisions....................................    10
   SECTION 6.4 Reliance by Agent.........................................    11
   SECTION 6.5 Notice of Default.........................................    11
   SECTION 6.6 Non-Reliance on Agent and Other Lenders...................    12
   SECTION 6.7 Indemnification...........................................    12
   SECTION 6.8 Agent in Its Individual Capacity..........................    13
   SECTION 6.9 Successor Agent...........................................    13

SECTION 7 MISCELLANEOUS..................................................    14
   SECTION 7.1 Amendments and Waivers....................................    14
   SECTION 7.2 Notices...................................................    14
   SECTION 7.3 No Waiver; Cumulative Remedies............................    14
   SECTION 7.4 Successors and Assigns....................................    14
   SECTION 7.5 Counterparts..............................................    14
   SECTION 7.6 GOVERNING LAW.............................................    14
   SECTION 7.7 Survival and Termination of Agreement.....................    14
   SECTION 7.8 Entire Agreement..........................................    15
   SECTION 7.9 Severability..............................................    15

APPENDIX A Definitions and Interpretation

                                    EXHIBITS

EXHIBIT A-1 Form of A Note
EXHIBIT A-2 Form of B Note

     THIS LOAN AGREEMENT (as it may be amended or modified from time to time in accordance with the provisions hereof, this "Loan Agreement") dated as of December 30, 1999 is between PREFCO VI LIMITED PARTNERSHIP, a Connecticut general partnership, as Lessor and Borrower (the "Lessor"); SUNTRUST BANK, ATLANTA and the other financial institutions which may from time to time become party hereto as lenders (the "Lenders") and SUNTRUST BANK, ATLANTA, a Georgia banking corporation as agent for the Lenders (the "Agent").

                              PRELIMINARY STATEMENT

     In accordance with the terms and provisions of the Master Agreement, the Lease, this Loan Agreement and the other Operative Documents, (i) the Lessor contemplates owning and leasing the Leased Property to the Lessee, (ii) the Lessor wishes to obtain, and the Lenders are willing to provide, financing to the Lessor, which financing will be secured by the Leased Property, and (iv) the Lessee is willing to provide its Operative Guaranty to the Agent and the Funding Parties.

     In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1 DEFINITIONS; INTERPRETATION

     Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof; and the rules of interpretation set forth in Appendix A hereto shall apply to this Loan Agreement.

     SECTION 2 AMOUNT AND TERMS OF COMMITMENTS; REPAYMENT AND PREPAYMENT OF
LOANS

     SECTION 2.1 Commitment. Subject to the terms and conditions hereof and of the Master Agreement, each Lender agrees to make term loans to the Lessor ("Loans") on the Closing Date, in the amounts required under Section 2.2 of the Master Agreement. Each such Loan shall consist of an A Loan in the amount of such Lender's Commitment Percentage of the A Percentage of the aggregate amount to be funded by the Funding Parties on such date and a B Loan in the amount of such Lender's Commitment Percentage of the B Percentage of the aggregate amount to be funded by the Funding Parties on such date.

     SECTION 2.2 Notes. The A Loans made by each Lender to the Lessor shall be evidenced by a note of the Lessor (an "A Note"), substantially in the form of Exhibit A-1 with appropriate insertions, and the B Loans made by each Lender to the Lessor shall be evidenced by a note of the Lessor (a "B Note") substantially in the form of Exhibit A-2 with appropriate insertions, each duly executed by the Lessor and payable to the order of such Lender and in a principal amount equal to such Lender's Commitment Percentage of the A Percentage of the aggregate Commitments of the Funding Parties and the B Percentage of the aggregate Commitments of the Funding Parties, respectively (or, if less, the aggregate unpaid principal amount of all A Loans or B Loans, as the case may be, made by such Lender to the Lessor). The Notes shall be dated the Closing Date and delivered to the Agent in accordance with Section 3.1 of the Master Agreement. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender to the Lessor on the Notes, but the failure by such Lender to so record such Loan shall not affect or impair any obligations with respect thereto. Each Note shall (i) be stated to mature no later than the Lease Termination Date and (ii) bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Section 2.4. Upon the occurrence of an Event of Default under clause (g) of Article XII of the Lease, or upon Acceleration as described in Section 4.3(b) hereof, each Note shall automatically become due and payable in full.

     SECTION 2.3 Scheduled Principal Repayment. On the Lease Termination Date, the Lessor shall pay the aggregate unpaid principal amount of all Loans as of such date.

     SECTION 2.4 Interest. (a) Each Loan shall bear interest during the initial Rent Period ending January 14, 2000 at a rate per anum equal to the sum of the Adjusted London Interbank Offered Rate for 30-day periods plus 0.475% computed using the actual number of days elapsed and a 360 day year and each subsequent Rent Period at a rate per annum equal to the sum of the Adjusted London Interbank Offered Rate for such Rent Period plus 0.475%, computed using the actual number of days elapsed and a 360 day year.

     (b) If all or a portion of the principal amount of or interest on the Loans shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lenders under Section 5, bear interest at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment).

     (c) Following the date each Loan is made, interest on such Loan shall be payable in arrears on each Payment Date with respect thereto.

     SECTION 2.5 Prepayment. Except in conjunction with a payment by the Lessee of the Lease Balance pursuant to the terms of the Lease, the Lessor shall have no right to prepay the Loans.

     SECTION 3 RECEIPT, DISTRIBUTION AND APPLICATION OF CERTAIN PAYMENTS IN RESPECT OF LEASE AND LEASED PROPERTY

     SECTION 3.1 Distribution and Application of Rent Payments.

     (a) Basic Rent. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Agent shall be distributed first, pro rata to the Lenders to be applied to the amounts of accrued and unpaid interest (including overdue interest) on the Loans and second, to the Lessor to be applied to accrued and unpaid Yield (including overdue Yield) on the Lessor's Invested Amounts.

     (b) Supplemental Rent. Each payment of Supplemental Rent received by the Agent shall be paid to or upon the order of the Person owed the same.

     SECTION 3.2 Distribution and Application of Purchase Payment. The payment by the Lessee of:

          (a) the purchase price for a consummated sale of the Leased Property received by the Agent in connection with the Lessee's exercise of the Purchase Option under Section 14.1 of the Lease, or

          (b) the Lessee's compliance with its obligation to purchase the Leased Property in accordance with Section 14.2 or 14.3 of the Lease, or

          (c) the payment by the Lessee to Agent of the Lease Balance in accordance with Section 10.1 or Section 10.2 of the Lease, shall be distributed by Agent as promptly as possible first, to the Lenders, pro rata in accordance with, and for application to, their respective Funding Party Balances and second, to the Lessor for application to its Funding Party Balance.

     SECTION 3.3 Distribution and Application to Funding Party Balances of Lessee Payment of Recourse Deficiency Amount Upon Exercise of Remarketing Option. The payment by the Lessee of the Recourse Deficiency Amounts to the Agent on the Lease Termination Date in accordance with Section 14.6 or 14.7 of the Lease upon the Lessee's exercise of the Remarketing Option, shall be applied by the Agent to the accrued and unpaid interest on, and the outstanding principal of, the A Loans.

     SECTION 3.4 Distribution and Application to Funding Party Balance of Remarketing Proceeds of Leased Property. Any payments received by the Lessor as proceeds from the sale of the Leased Property sold pursuant to the Lessee's exercise of the Remarketing Option pursuant to Section 14.6 or 14.7 of the Lease, shall be distributed by the Lessor as promptly as possible in the following order of priority:

          first, to the Lenders pro rata for application to their remaining Funding Party Balances, an amount equal to their Funding Party Balances; and

          second, to the Lessor for application to its Funding Party Balance;
     and

          third, (i) if sold by the Lessee pursuant to Section 14.6 of the Lease, to the Lessee, the excess, if any, and (ii) otherwise, to the Lessor.

         SECTION 3.5   Distribution and Application of Payments Received
When an Event of Default Exists or Has Ceased to Exist Following Rejection of a Lease.

     (a) Proceeds of Leased Property. Any payments received by the Lessor or the Agent when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in
Article XII(k) of the Lease), as

          (i) proceeds from the sale of the Leased Property sold pursuant to the exercise of the Lessor's remedies pursuant to Article XIII of the Lease, or

          (ii) proceeds of any amounts from any insurer or any Governmental Authority in connection with an Event of Loss or an Event of Taking shall if received by the Lessor be paid to the Agent as promptly as possible, and shall be distributed or applied in the following order of priority prior to the Release Date:

          first, to the Agent for any amounts expended by it in connection with the Leased Property or the Operative Documents and not previously reimbursed to it;

          second, to the Lenders pro rata for application to their Funding Party Balances, an amount equal to such Funding Party Balances;

          third, to the Lessor for application to its Funding Party Balance; and fourth, to the Lessee or the Person or Persons otherwise legally entitled thereto, the excess, if any; and

on and after such Release Date such amounts shall be paid over to the Lessor and shall be distributed by the Lessor, first to the Lessor for application to any amounts owed to it, and second to the Lessee or the Person or Persons otherwise legally entitled thereto, the excess, if any.

     (b) Proceeds of Recoveries from Lessee and Guarantor. Any received by any Funding Party when an Event of Default exists (or has ceased to exist by reason of a rejection of the Lease in a proceeding with respect to the Lessee described in Article XII(k) of the Lease), from

          (i) the Lessee as a payment in accordance with a Lease, or

          (ii) the Guarantor as a payment in accordance with the Operative Guaranty, including, without limitation, any payment made by the Guarantor in satisfaction of the guaranty of payment of the Notes pursuant to the Operative Guaranty, shall be paid to the Agent as promptly as possible, and shall then be distributed as applied by the Agent as promptly as possible in the order of priority set forth in paragraph (a) above.

     SECTION 3.6 Distribution of Other Payments. All payments under Section 7.11 of the Master Agreement shall be made first, to the Lenders, pro rata, until their Funding Party Balances have been paid in full, and second, to the Lessor who shall be entitled to retain all such remaining amounts. Except as otherwise provided in this Section 3, any payment received by the Lessor which is to be paid to Agent pursuant hereto or for which provision as to the application thereof is made in an Operative Document but not elsewhere in this Section 3 shall, if received by the Lessor, be paid forthwith to the Agent and when received shall be distributed forthwith by the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Document.

     SECTION 3.7 Timing of Agent Distributions. Payments received by the Agent in immediately available funds before 12:00 p.m. (noon), Atlanta, Georgia time, on any Business Day shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on such Business Day. Payments received by the Agent in immediately available funds after 12:00 p.m. (noon), Atlanta, Georgia time shall be distributed to the Funding Parties in accordance with and to the extent provided in this Section 3 on the next Business Day.

     SECTION 4 THE LESSOR; EXERCISE OF REMEDIES UNDER THE LEASE AND OPERATIVE GUARANTY

     SECTION 4.1 Covenant of Lessor. So long as any Loan remains outstanding and unpaid or any other amount is owing to any Lender with respect to its Funding Party Balances, subject to Section 4.2, the Lessor will promptly pay all amounts payable by it under this Loan Agreement and the Notes issued by it in accordance with the terms hereof and thereof and shall duly perform each of its obligations under this Loan Agreement and the Notes. The Lessor agrees to provide to the Agent a copy of each estoppel certificate that the Lessor proposes to deliver pursuant to Section 17.13 of the Lease at least five (5) days prior to such delivery and to make any corrections thereto reasonably requested by the Agent prior to such delivery. The Lessor shall keep the Leased Property free and clear of all Lessor Liens. The Lessor shall not reject any sale of the Leased Property pursuant to Section 14.6 of the Lease unless all of the Loans have been paid in full or the Lenders consent to such rejection. In the event that the Lenders reject any sale of the Leased Property pursuant to Section 14.6 of the Lease, the Lessor agrees to take such action as the Lenders reasonably request to effect a sale or other disposition of the Leased Property, provided that the Lessor shall not be required to expend its own funds in connection with such sale or disposition.

     SECTION 4.2 Lessor Obligations Nonrecourse; Payment from Certain Lease and Operative Guaranty Obligations and Certain Proceeds of Leased Property Only. All payments to be made by the Lessor in respect of the Loans, the Notes and this Loan Agreement shall be made only from certain payments received under the Lease and the Operative Guaranty and certain proceeds of the Leased Property and only to the extent that the Lessor or the Agent shall have received sufficient payments from such sources to make payments in respect of the Loans in accordance with Section 3. Each Lender agrees that it will look solely to such sources of payments to the extent available for distribution to such Lender as herein provided and that neither the Lessor nor the Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note. Nothing in this Loan Agreement, the Notes or any other Operative Document shall be construed as creating any liability (other than for willful misconduct, gross negligence, misrepresentation or breach of contract (other than the failure to make payments in respect of the Loans)) of the Lessor individually to pay any sum or to perform any covenant, either express or implied, in this Loan Agreement, the Notes or any other Operative Documents (all such liability, if any, being expressly waived by each Lender) and that each Lender, on behalf of itself and its successors and assigns, agrees in the case of any liability of the Lessor hereunder or thereunder (except for such liability attributable to its willful misconduct, gross negligence, misrepresentation or breach of contract (other than the failure to make payments in respect of the Loans)) that it will look solely to those certain payments received under the Lease and the Operative Guaranty and those certain proceeds of the Leased Property, provided, however, that the Lessor in its individual capacity shall in any event be liable with respect to (i) the removal of Lessor's Liens or involving its gross negligence, willful misconduct, misrepresentation or breach of contract (other than the failure to make payments in respect of the Loans) or (ii) failure to turn over payments the Lessor has received in accordance with Section 3; and provided further that the foregoing exculpation of the Lessor shall not be deemed to be exculpations of the Lessee, the Guarantor or any other Person.

     SECTION 4.3 Exercise of Remedies Under the Lease and Operative Guaranty.

     (a) Event of Default. With respect to any Potential Event of Default as to which notice thereof by the Lessor to the Lessee is a requirement to cause such Potential Event of Default to become an Event of Default, the Lessor may at any time in its discretion give such notice, provided that the Lessor agrees to give such notice to such Lessee promptly upon receipt of a written request by any Lender or the Agent.

     (b) Acceleration of Lease Balance. When an Event of Default exists, the Lessor, upon the direction of the Required Funding Parties, shall exercise remedies under Article XIII of the Lease and the Operative Guaranty to demand payment in full of the Lease Balances by the Lessee or the Guarantor (the "Acceleration"). Following the Acceleration, the Lessor shall consult with the Lenders regarding actions to be taken in response to such Event of Default. The Lessor (1) shall not, without the prior written consent of Required Funding Parties and (2) shall (subject to the provisions of this Section), if so directed by Required Lenders, do any of the following: commence eviction or foreclosure proceedings, or make a demand under the Operative Guaranty, or file a lawsuit against the Lessee under the Lease, or file a lawsuit against the Guarantor under the Operative Guaranty, or sell the Leased Property, or exercise other remedies against the Lessee or the Guarantor under the Operative Documents in respect of such Event of Default; provided, however, that any payments received by the Lessor shall be distributed in accordance with Section 3. Notwithstanding any such consent, direction or approval by the Required Funding Parties of any such action or omission, the Lessor shall not have any obligation to follow such direction if the same would, in the

Lessor's reasonable judgment, require the Lessor to expend its own funds or expose the Lessor to liability, expense, loss or damages unless and until the Lenders advance to the Lessor an amount which is sufficient, in the Lessor's reasonable judgment, to cover such liability, expense, loss or damage (excluding the Lessor's pro rata share thereof, if any). Notwithstanding the foregoing, on and after the Release Date, the Lenders shall have no rights to the Leased Property or any proceeds thereof, the Lenders shall have no rights to direct or give consent to any actions with respect to the Leased Property and the proceeds thereof, the Lessor shall have absolute discretion with respect to such exercise of remedies with respect to the Leased Property, and the proceeds thereof, including, without limitation, any foreclosure or sale of the Leased Property, and the Lessor shall have no liability to the Lenders with respect to the Lessor's actions or failure to take any action with respect to the Leased Property.

     SECTION 5 LOAN EVENTS OF DEFAULT; REMEDIES

     SECTION 5.1 Loan Events of Default. Each of the following events shall constitute a Loan Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority) and each such Loan Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

          (a) Lessor shall fail to distribute in accordance with the provisions of Section 3 any amount received by the Lessor pursuant to the Lease, the Operative Guaranty or the Master Agreement within two (2) Business Days of receipt thereof if and to the extent that the Agent or the Lenders are entitled to such amount or a portion thereof; or

          (b) the Lessor shall fail to pay to the Agent, within two (2) Business Days of the Lessor's receipt thereof, any amount which the Lessee or the Guarantor is required, pursuant to the Operative Documents, to pay to the Agent but erroneously pays to the Lessor; or

          (c) failure by the Lessor to perform in any material respect any other covenant or condition herein or in any other Operative Document to which the Lessor is a party, which failure shall continue unremedied for thirty
     (30) days after receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (d) any representation or warranty of the Lessor contained in any Operative Document or in any certificate required to be delivered thereunder shall prove to have been incorrect in a material respect when made and shall not have been cured within thirty (30) days of receipt by the Lessor of written notice thereof from the Agent or any Lender; or

          (e) the Lessor or any General Partner shall become bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessor or any General Partner or for substantially all of its property without its consent and shall not be dismissed or stayed within a period of sixty (60) days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against the Lessor or any General Partner and, if instituted against the Lessor or any General Partner, shall not be dismissed or stayed for a period of sixty (60) days; or

          (f) any Event of Default under the Lease shall occur and be continuing.

     SECTION 5.2 Loan Event of Default; Remedies.

     (a) Upon the occurrence of a Loan Event of Default hereunder, (i) if such event is a Loan Event of Default specified in clause (e) of Section 5.1 with respect to the Lessor, automatically the outstanding principal of, and accrued interest on, the Loans shall be immediately due and payable, and (ii) if such event is any other Loan Event of Default, upon written request of the Required Lenders, the Agent shall, by notice of default to the Lessor, declare the outstanding principal of, and accrued interest on, the Loans to be immediately due and payable, whereupon the outstanding principal of, and accrued interest on, the Loans shall become immediately due and payable.

     (b) When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder, under the Notes, the Mortgage and the Assignment of Lease and Rents and shall have and may exercise any and all rights and remedies available under the Uniform Commercial Code or any provision of law. When a Loan Event of Default exists, the Agent may, and upon the written instructions of the Required Lenders shall, have the right to exercise all rights of the Lessor under the Lease pursuant to the terms and in the manner provided for in the Mortgage and the Assignment of Lease and Rents.

     (c) Except as expressly provided above, no remedy under this Section 5.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy provided under this Section 5.2 or under the other Operative Documents or otherwise available at law or in equity. The exercise by the Agent or any Lender of any one or more of such remedies shall not preclude the simultaneous or later exercise of any other remedy or remedies. No express or implied waiver by the Agent or any Lender of any Loan Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Loan Event of Default. The failure or delay of the Agent or any Lender in exercising any rights granted it hereunder upon any occurrence of any of the contingencies set forth herein shall not constitute a waiver of any such right upon the continuation or recurrence of any such contingencies or similar contingencies and any single or partial exercise of any particular right by the Agent or any Lender shall not exhaust the same or constitute a waiver of any other right provided herein.

     SECTION 6 THE AGENT

     SECTION 6.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

     SECTION 6.2 Delegation of Duties. The Agent may execute any of its duties under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in- fact selected by it with reasonable care.

     SECTION 6.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys- in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Lessor, the Guarantor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor, the Guarantor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor, the Guarantor or the Lessee.

     SECTION 6.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor, the Guarantor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Parties against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 6.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Potential Event of Default or Loan Event of Default hereunder unless the Agent has received notice from a Lender referring to this Loan Agreement, describing such Loan Potential Event of Default or Loan Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Loan Potential Event of Default or Loan Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Potential Event of Default or Loan Event of Default as it shall deem advisable in the best interests of the Lenders.

     SECTION 6.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor, the Guarantor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor, the Guarantor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor, the Guarantor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     SECTION 6.7 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Lessee or Guarantor and without limiting the obligation of the Lessee or Guarantor to do so), ratably according to the percentage each Lender's Loans bears to the total Loans of all of the Lenders on the date on which indemnification is sought under this
Section 6.7, from and
against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this Section 6.7 shall survive the payment of the Notes and all other amounts payable hereunder.

     SECTION 6.8 Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Lessor, the Guarantor or the Lessee as though the Agent were not the Agent hereunder and under the other Operative Documents. With respect to Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity. Each Lender acknowledges that the Agent in its individual capacity has had and continues to have other business relations and transactions with the Lessee.

     SECTION 6.9 Successor Agent. The Agent may resign as Agent upon 20 days' notice to the Lenders. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, all of the provisions of this Section 6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement and the other Operative Documents.

     SECTION 7 MISCELLANEOUS

     SECTION 7.1 Amendments and Waivers. Neither this Loan Agreement, any Note, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section 8.4 of the Master Agreement.

     SECTION 7.2 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be given in accordance with Section 8.2 of the Master Agreement.

     SECTION 7.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 7.4 Successors and Assigns. This Loan Agreement shall be binding upon and inure to the benefit of the Lessor, the Agent, the Lenders, all future holders of the Notes and their respective successors and permitted assigns.

     SECTION 7.5 Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. A set of the counterparts of this Loan Agreement signed by all the parties hereto shall be lodged with the Lessor and the Agent.

     SECTION 7.6 GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA.

     SECTION 7.7 Survival and Termination of Agreement. All covenants, agreements, representations and warranties made herein and in any certificate, document or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement, and the Notes and shall continue in full force and effect so long as any Note or any amount payable to any Lender under or in connection with this Loan Agreement or the Notes is unpaid, at which time this Loan Agreement shall terminate.

     SECTION 7.8 Entire Agreement. This Loan Agreement and the other Operative Documents sets forth the entire agreement of the parties hereto with respect to its subject matter, and supersedes all previous understandings, written or oral, with respect thereto.

     SECTION 7.9 Severability. Any provision of this Loan Agreement or of the Notes which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or thereof or affecting the validity, enforceability or legality of any such provision in any other jurisdiction.

     IN WITNESS THEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        SUNTRUST BANK, ATLANTA, as Agent


                                        By: /s/ Brian K. Peters
                                            ------------------------------------
                                        Name: Brian K. Peters
                                        Title: Director

FLORIDA                                                           LOAN AGREEMENT

                                        PREFCO VI LIMITED PARTNERSHIP, as
                                        Lessor and Borrower

                                        By: AFG PREFCO GP, LLC, a Texas
                                            limited liability company, as
                                            general partner


                                        By: /s/ Stephen S. Brookshire
                                            ------------------------------------
                                            Stephen S. Brookshire
                                            President

FLORIDA                                                           LOAN AGREEMENT

                                        SUNTRUST BANK, ATLANTA, as a
                                        Lender


                                        By: /s/ Brian K. Peters
                                            ------------------------------------
                                        Name: Brian K. Peters
                                        Title: Director

FLORIDA                                                           LOAN AGREEMENT

                                                                     EXHIBIT A-l

                                     A NOTE

                                                                Atlanta, Georgia
$18,076,500.00                                                 December 30, 1999

     FOR VALUE RECEIVED, the undersigned, PREFCO VI LIMITED PARTNERSHIP ("Lessor") promises to pay to the order of SUNTRUST BANK, ATLANTA (the "Lender") at the office of the Agent at SunTrust Bank, Atlanta, 25 Park Place, Atlanta, Georgia 30303 or such other address as the holder hereof shall have previously designated in writing to the Lessor, the aggregate unpaid principal amount of all A Loans made by the Lender to, or for the benefit of, the Lessor, as recorded either on the grid attached to this Note or in the records of the Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Lessor's obligation to repay this
Note). The principal amount of each A Loan evidenced hereby shall be payable on or prior to the Lease Termination Date as provided in the Loan Agreement.

     The Lessor further promises to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan Agreement, at the rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Agent as provided above or such other address as the holder hereof shall have designated to the Lessor, in immediately available funds.

     This Note is one of the Notes referred to in that certain Loan Agreement, dated as of December 30, 1999, among the Lessor, the Lender and the other lenders from time to time party thereto, and SunTrust Bank, Atlanta, as Agent (the "Agent") for such lenders (as it may be amended or modified from time to time, herein called the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Note is secured pursuant to the other Loan Documents from the Lessor to the Agent referred to in the Loan Agreement (including, without limitation, the Mortgages) and reference is hereby made to the Loan Agreement and such other Loan Documents for a statement of the terms and provisions of such security.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the A Loans and all other notices whatsoever.

     This Note shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of law principles.

     ALL PAYMENTS AND OTHER OBLIGATIONS TO BE MADE OR PERFORMED BY THE LESSOR IN RESPECT OF THE A LOANS AND THIS NOTE SHALL BE MADE ONLY FROM CERTAIN PAYMENTS RECEIVED

UNDER THE LEASE, THE GUARANTY AGREEMENT AND CERTAIN PROCEEDS OF THE LEASED PROPERTIES AND ONLY TO THE EXTENT THAT THE LESSOR SHALL HAVE RECEIVED SUFFICIENT PAYMENTS FROM SUCH SOURCES TO MAKE PAYMENTS IN RESPECT OF THE A LOANS IN ACCORDANCE WITH AND SUBJECT TO THE PRIORITIES SET FORTH IN THE LOAN AGREEMENT. THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL LOOK SOLELY TO SUCH SOURCES OF PAYMENTS TO THE EXTENT AVAILABLE FOR DISTRIBUTION TO THE LENDER OR SUCH OTHER HOLDER AS PROVIDED IN THE LOAN AGREEMENT AND THAT NEITHER THE LESSOR, NOR ANY OF ITS PARTNERS, NOR THE AGENT IS OR SHALL BE PERSONALLY LIABLE TO THE LENDER OR SUCH OTHER HOLDER FOR ANY AMOUNT PAYABLE HEREUNDER OR UNDER THE LOAN AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NOTHING IN THIS NOTE SHALL BE CONSTRUED AS CREATING ANY LIABILITY (OTHER THAN FOR WILLFUL MISCONDUCT, GROSS NEGLIGENCE, MISREPRESENTATION OR BREACH OF CONTRACT (OTHER THAN THE FAILURE TO MAKE PAYMENTS IN RESPECT OF THE LOANS)) OF LESSOR INDIVIDUALLY TO PAY ANY SUM OR TO PERFORM ANY COVENANT, CONDITION, OBLIGATION OR WARRANTY EITHER EXPRESS OR IMPLIED, IN THIS NOTE (ALL SUCH LIABILITY, IF ANY, BEING EXPRESSLY WAIVED BY THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF) AND THAT THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AGREES IN THE CASE OF ANY LIABILITY OF LESSOR HEREUNDER (OTHER THAN FOR WILLFUL MISCONDUCT, GROSS NEGLIGENCE, MISREPRESENTATION OR BREACH OF CONTRACT (OTHER THAN THE FAILURE TO MAKE PAYMENTS IN RESPECT OF THE LOANS)) that it will look solely to those certain payments received under the Lease, the Guaranty Agreement and those certain proceeds of the Leased Properties as provided in the Loan Agreement; provided, however, that Lessor in its individual capacity shall in any event be liable with respect to
(i) the removal of Lessor Liens, (ii) its gross negligence, willful misconduct, misrepresentation or breach of contract (other than the failure to make payments in respect of the Loans)) or (iii) failure to turn over payments the Lessor has received in accordance with the Loan Agreement; and provided further that the foregoing exculpation of the Lessor shall not be deemed to be exculpations of the Lessee, the Guarantor or any other Person.

                                        PREFCO VI LIMITED PARTNERSHIP, as Lessor and Borrower


                                        By: AFG PREFCO GP, LLC, a Texas limited
                                            liability company, as general
                                            partner


                                        By:
                                            ------------------------------------
                                            Stephen S. Brookshire, President

                             GRID ATTACHED TO A NOTE
                           DATED DECEMBER 30, 1999 OF
                         PREFCO VI LIMITED PARTNERSHIP,
                                    AS LESSOR
                 PAYABLE TO THE ORDER OF SUNTRUST BANK ATLANTA,
                                    AS AGENT

     A Loans made by the Lender to the Lessor and payments of principal of such A Loans.

                                 Outstanding
          Amount of   Interest    Principal    Notation
  Date       Loan       Rate       Balance      Made By
-------   ---------   --------   -----------   --------


                                                                    EXHIBIT  A-2

                                     B NOTE

                                                                Atlanta, Georgia
$4,287,375.00                                                  December 30, 1999

     FOR VALUE RECEIVED, the undersigned, PREFCO VI LIMITED PARTNERSHIP ("Lessor") promises to pay to the order of SUNTRUST BANK, ATLANTA (the "Lender") at the office of the Agent at SunTrust Bank, Atlanta, 25 Park Place, Atlanta, Georgia 30303 or such other address as the holder hereof shall have previously designated in writing to the Lessor, the aggregate unpaid principal amount of all B Loans made by the Lender to, or for the benefit of, the Lessor, as recorded either on the grid attached to this Note or in the records of the Lender (and such recordation shall constitute prima facie evidence of the information so recorded; provided, however, that the failure to make any such recordation shall not in any way affect the Lessor's obligation to repay this
Note). The principal amount of each B Loan evidenced hereby shall be payable on or prior to the Lease Termination Date as provided in the Loan Agreement.

     The Lessor further promises to pay interest on the unpaid principal amount of this Note from time to time outstanding, payable as provided in the Loan Agreement, at the rates per annum provided in the Loan Agreement; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by law. All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the office of the Agent as provided above or such other address as the holder hereof shall have designated to the Lessor, in immediately available funds.

     This Note is one of the Notes referred to in that certain Loan Agreement, dated as of December 30, 1999, among the Lessor, the Lender and the other lenders from time to time party thereto, and SunTrust Bank. Atlanta, as Agent (the "Agent") for such lenders (as it may be amended or modified from time to time, herein called the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. This Note is secured pursuant to the other Loan Documents from the Lessor to the Agent referred to in the Loan Agreement (including, without limitation, the Mortgages) and reference is hereby made to the Loan Agreement and such other Loan Documents for a statement of the terms and provisions of such security.

     All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest, and notice of dishonor, notice of the existence, creation or nonpayment of all or any of the B Loans and all other notices whatsoever.

     This Note shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflicts of law principles.

     ALL PAYMENTS AND OTHER OBLIGATIONS TO BE MADE OR PERFORMED BY THE LESSOR IN RESPECT OF THE B LOANS AND THIS NOTE SHALL BE MADE ONLY FROM CERTAIN PAYMENTS RECEIVED

UNDER THE LEASE, THE GUARANTY AGREEMENT AND CERTAIN PROCEEDS OF THE LEASED PROPERTIES AND ONLY TO THE EXTENT THAT THE LESSOR SHALL HAVE RECEIVED SUFFICIENT PAYMENTS FROM SUCH SOURCES TO MAKE PAYMENTS IN RESPECT OF THE B LOANS IN ACCORDANCE WITH AND SUBJECT TO THE PRIORITIES SET FORTH IN THE LOAN AGREEMENT. THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL LOOK SOLELY TO SUCH SOURCES OF PAYMENTS TO THE EXTENT AVAILABLE FOR DISTRIBUTION TO THE LENDER OR SUCH OTHER HOLDER AS PROVIDED IN THE LOAN AGREEMENT AND THAT NEITHER THE LESSOR, NOR ANY OF ITS PARTNERS, NOR THE AGENT IS OR SHALL BE PERSONALLY LIABLE TO THE LENDER OR SUCH OTHER HOLDER FOR ANY AMOUNT PAYABLE HEREUNDER OR UNDER THE LOAN AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NOTHING IN THIS NOTE SHALL BE CONSTRUED AS CREATING ANY LIABILITY (OTHER THAN FOR WILLFUL MISCONDUCT, GROSS NEGLIGENCE, MISREPRESENTATION OR BREACH OF CONTRACT (OTHER THAN THE FAILURE TO MAKE PAYMENTS IN RESPECT OF THE LOANS)) OF LESSOR INDIVIDUALLY TO PAY ANY SUM OR TO PERFORM ANY COVENANT, CONDITION, OBLIGATION OR WARRANTY EITHER EXPRESS OR IMPLIED, IN THIS NOTE (ALL SUCH LIABILITY, IF ANY, BEING EXPRESSLY WAIVED BY THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF) AND THAT THE LENDER AND EACH OTHER HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AGREES IN THE CASE OF ANY LIABILITY OF LESSOR HEREUNDER (OTHER THAN FOR WILLFUL MISCONDUCT, GROSS NEGLIGENCE, MISREPRESENTATION OR BREACH OF CONTRACT (OTHER THAN THE FAILURE TO MAKE PAYMENTS IN RESPECT OF THE LOANS)) that it will look solely to those certain payments received under the Lease, the Guaranty Agreement and those certain proceeds of the Leased Properties as provided in the Loan Agreement; provided, however, that Lessor in its individual capacity shall in any event be liable with respect to
(i) the removal of Lessor Liens, (ii) its gross negligence, willful misconduct, misrepresentation or breach of contract (other than the failure to make payments in respect of the Loans)) or (iii) failure to turn over payments the Lessor has received in accordance with the Loan Agreement; and provided further that the foregoing exculpation of the Lessor shall not be deemed to be exculpations of the Lessee, the Guarantor or any other Person.

                                       PREFCO VI LIMITED PARTNERSHIP, as Lessor and Borrower


                                       By: AFG PREFCO GP, LLC, a Texas limited
                                           liability company, as general partner


                                       By:
                                           -----------------------------------
                                           Stepnen S. Brookshire, President

                             GRID ATTACHED TO B NOTE
                           DATED DECEMBER 30, 1999 OF
                         PREFCO VI LIMITED PARTNERSHIP,
                                    AS LESSOR
                 PAYABLE TO THE ORDER OF SUNTRUST BANK ATLANTA,
                                    AS AGENT

B Loans made by the Lender to the Lessor and payments of principal of such B Loans.

                              Outstanding
       Amount of   Interest    Principal    Notation
Date     Loan        Rate       Balance      Made By
----   ---------   --------   -----------   ---------


================================================================================

                               OPERATIVE GUARANTY

                                      from

                                  EQUIFAX INC.

                          Dated as of December 30, 1999

================================================================================

                               [Florida Property]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Operative Guaranty ..........................................     1
SECTION 2.  Bankruptcy ..................................................     2
SECTION 3.  Right of Set-Off ............................................     3
SECTION 4.  Continuing Operative Guaranty ...............................     3
SECTION 5.  Reinstatement ...............................................     3
SECTION 6.  Certain Actions .............................................     3
SECTION 7.  Application .................................................     4
SECTION 8.  Waiver ......................................................     4
SECTION 9.  Assignment ..................................................     4
SECTION 10. Miscellaneous ...............................................     5

                               OPERATIVE GUARANTY

     THIS OPERATIVE GUARANTY, dated as of December 30, 1999, is made by Equifax Inc., a Georgia corporation (the "Guarantor").

                                   WITNESSETH:

     WHEREAS, the Guarantor as Lessee and Guarantor, PREFCO VI Limited Partnership as Lessor, Atlantic Financial Group, Ltd., Atlantic Financial Managers, Inc., and SunTrust Bank, Atlanta, as Agent and Lender, have entered into that certain Master Agreement (Florida Property), dated as of December 30, 1999 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

     WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Closing Date that the Guarantor execute and deliver this Operative Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on the Closing Date; and

     WHEREAS, this Operative Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

     WHEREAS, this Operative Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     SECTION 1. Operative Guaranty. The Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving the Guarantor or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses actually incurred) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Operative Guaranty. The term "Liabilities", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessee under the Lease (including, without limitation, Basic Rent, Supplemental Rent and Recourse Deficiency Amounts), the Master Agreement or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, Loans, accrued Yield and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Loan Agreement, the Assignment of Lease and Rent, the Mortgage, the Notes or any other Operative Document; provided, however, that whether or not a Loan Event of Default exists that is not an Event of Default under the Lease, the Guarantor will not be obligated to pay under this Operative Guaranty any amounts greater or earlier than the Lessee would have had to pay, under the Lease, the Master Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of the Lessee), plus all actual and reasonable costs of enforcing this Operative Guaranty.

     By way of extension but not in limitation of any of its other obligations hereunder, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

     SECTION 2. Bankruptcy. The Guarantor agrees that, in the event of the dissolution, bankruptcy or insolvency of the Guarantor, or the inability or failure of the Guarantor generally to pay debts as they become due, or an assignment by the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable.

     SECTION 3. Right of Set-Off. To secure all obligations of the Guarantor hereunder, each Funding Party shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities then due in such order as the Agent may elect in accordance with the Operative Documents.

     SECTION 4. Continuing Operative Guaranty. This Operative Guaranty shall in all respects be a continuing, absolute and unconditional Operative Guaranty of prompt and complete payment and performance (and not merely of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Guarantor) until the termination of the Commitments and the full and final payment of all of the Liabilities.

     SECTION 5. Reinstatement. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor), such Liabilities shall, for the purposes of this Operative Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Operative Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

     SECTION 6. Certain Actions. The Funding Parties may, from time to time at their discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in the Lessee's interests in the Lease and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause
(e) being hereby expressly waived by the Guarantor).

     SECTION 7. Application. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

     SECTION 8. Waiver. The Guarantor hereby expressly waives: (a) notice of the acceptance of this Operative Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or Operative Guaranty of any of the foregoing.

     SECTION 9. Assignment. Subject to Section 6 of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Operative Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Operative Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Operative Guaranty to the same extent as if such assignee or transferee were such Funding Party.

     SECTION 10. Miscellaneous. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Operative Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Operative Guaranty. For the purposes of this Operative Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of the Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor's obligations under this Operative Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Operative Guaranty.

     This Operative Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; provided that the Guarantor shall not assign its obligations hereunder without the prior written consent of the Funding Parties.

     Wherever possible each provision of this Operative Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Operative Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Operative Guaranty.

     The Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Operative Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia sitting in Fulton County, Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth below or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

     All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Operative Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in Section 8.2 of the Master Agreement. The initial address for notices to each Guarantor is set forth below.

     THIS OPERATIVE GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, the Guarantor has caused this Operative Guaranty to be executed and delivered as of the date first above written.

                                        EQUIFAX INC.


                                        By: /s/ Michael G. Schirk
                                            ------------------------------------
                                        Name Printed: Michael G. Schirk
                                        Title: Vice President & Treasurer

                                        Address:

FLORIDA                                                       OPERATIVE GUARANTY


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